As filed with the Securities and Exchange Commission on April 28, 201 7
Registration No. 333-38343/811-8878

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.      (  )
POST-EFFECTIVE AMENDMENT NO. 1 5    (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 6 3   (X)
(Check appropriate box or boxes)

TFLIC SERIES LIFE ACCOUNT
(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
(Name of Depositor)
440 Mamaroneck Avenue
Harrison, New York 10528-2418

(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code:
(727) 299-1800

Arthur D. Woods, Esq.
Transamerica Financial Life Insurance Company
570 Carillon Parkway
St. Petersburg, FL 33716-1294
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     immediately upon filing pursuant to paragraph (b)
  X    on May 1, 201 7 pursuant to paragraph (b)
       60 days after filing pursuant to paragraph (a)(1)
___   on   Date  , pursuant to paragraph (a)(1)

If appropriate, check the following box:

___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S
May 1, 201 7

TFLIC FINANCIAL FREEDOM BUILDER®
issued through
TFLIC Series Life Account
by
Transamerica Financial Life Insurance Company
Home Office:
440 Mamaroneck Avenue
Harrison, New York 10528-2418

Please direct transactions, claim forms, payments and other correspondence and notices as follows:
Transaction Type	Direct or Send to
Telephonic Transaction	1-727-299-1800 or 1-800-322-7353 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Communication	www.tflic.com/ny
All payments made by check, and all claims, correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the TFLIC Financial Freedom Builder,® a flexible premium variable life insurance policy (the "Policy").  You can allocate your Policy's cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the TFLIC Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust – Initial Class ("Series Trust"), the Fidelity Variable Insurance Products Funds – Service Class 2 (the "Fidelity VIP Fund"), and the ProFunds. Please refer to the next page of this prospectus for the list of portfolios available to you under the Policy. We do not currently offer the Policy for sale to new purchasers.

 The value of your Policy that is allocated to the subaccounts may fluctuate.  You bear the risk that your Policy value may decrease.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. Additionally, it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another Policy you own to make premium payments under the Policy.

Prospectuses for the underlying portfolios must accompany this prospectus.  Certain portfolios may not be available.  Please read these documents before investing and save them for future reference.

The Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Portfolios Available Under Your Policy

Transamerica Series Trust:	Transamerica Series Trust (cont.):	Transamerica Series Trust (cont.):
➢ Transamerica AB Dynamic Allocation VP	➢ Transamerica Janus Mid-Cap Growth VP	➢ Transamerica QS Investors Active Asset Allocation – Moderate Growth VP
➢ Transamerica Aegon Government Money Market VP	➢ Transamerica Jennison Growth VP	➢ Transamerica QS Investors Active Asset Allocation – Moderate VP
➢ Transamerica Asset Allocation – Conservative VP	➢ Transamerica JPMorgan Core Bond VP	➢ Transamerica Small/Mid Cap Value VP
➢ Transamerica Asset Allocation – Growth VP	➢ Transamerica JPMorgan Tactical Allocation VP	➢ Transamerica T. Rowe Price Small Cap VP
➢ Transamerica Asset Allocation – Moderate Growth VP	➢ Transamerica MFS International Equity VP	➢ Transamerica WMC US Growth VP
➢ Transamerica Asset Allocation – Moderate VP	➢ Transamerica Morgan Stanley Capital Growth VP	ProFunds:
➢ Transamerica Barrow Hanley Dividend Focused VP	➢ Transamerica Multi-Managed Balanced VP	➢ ProFund VP Bull
➢ Transamerica BlackRock Global Allocation VP	➢ Transamerica PIMCO Tactical-Balanced VP	➢ ProFund VP Government Money Market
➢ Transamerica BlackRock Tactical Allocation VP	➢ Transamerica PIMCO Tactical-Conservative VP	➢ ProFund VP Short NASDAQ-100
➢ Transamerica Clarion Global Real Estate Securities VP	➢ Transamerica PIMCO Tactical-Growth VP	➢ ProFund VP Short Small-Cap
➢ Transamerica International Moderate Growth VP	➢ Transamerica PIMCO Total Return VP	➢ ProFund VP Small-Cap
➢ Transamerica Janus Balanced VP	➢ Transamerica QS investors active asset allocation – Conservative VP
* Effective May 1, 2003 the Fidelity VIP Contrafund® Portfolio, the Fidelity VIP Equity Income Portfolio and the Fidelity VIP Growth Opportunities Portfolio were no longer available for sale to new investors; prospectuses for these portfolios were mailed to policyowners invested in these investment options under separate cover.
**Transamerica JPMorgan Mid Cap Value VP, previously offered as an investment option under the Policy, does not accept new investments from current or prospective investors; the prospectus for this portfolio was mailed to policyowners invested in the portfolio under separate cover.

Table of Contents
Policy Benefits/Risks Summary TFLIC Financial Freedom Builder®	1
Policy Benefits	1
The Policy in General	1
Flexibility	1
Death Benefit	2
Cash Value	2
Investment Options	2
Tax Information	3
Risks of Your Policy	3
Long-Term Financial Planning	3
Risk of an Increase in Current Fees and Expenses	3
Investment Risks	3
Risks of Managing General Account Assets	3
Premium Payments	3
Lapse	4
Withdrawals and Loans	4
Surrenders	4
Tax Consequences of Withdrawals, Surrenders and Loans	4
Portfolio Risks	4
Fee Tables	4
Range of Expenses for the Portfolios	9
Transamerica Financial, The Separate Account, the Fixed Account and the Portfolios	9
Transamerica Financial	9
Financial Condition of the Company	9
The Separate Account	10
The Fixed Account	11
The Portfolios	12
Selection of Underlying Portfolios	16
Addition, Deletion, or Substitution of Investments	17
Your Right to Vote Portfolio Shares	17
Charges and Deductions	17
Premium Charges	18
Monthly Deductions	18
Mortality and Expense Risk Charge	19
Surrender Charge	20
Pro Rata Decrease Charge	20
Transfer Charge	21
Loan Interest Charged	21
Cash Withdrawal Charge	21
Taxes	21
Rider Charges	21
Portfolio Expenses	22
Revenue We Receive	22
The Policy	23
Ownership Rights	23
Modifying the Policy	24
Purchasing a Policy	24
Tax‑Free "Section 1035" Exchanges	24
When Insurance Coverage Takes Effect	24
Premiums	26
Allocating Premiums	26
Premium Flexibility	27
Planned Periodic Payments	27
Minimum Monthly Guarantee Premium	27
No Lapse Guarantee	27
Premium Limitations & Payments	28

i

Transfers	28
General	28
Disruptive Trading and Market Timing	29
Telephone, Fax and Online Privileges	31
Fixed Account Transfers	32
Conversion Rights	33
Reduced Paid-Up Benefit	33
Dollar Cost Averaging	33
Asset Rebalancing Program	34
Third Party Asset Allocation Services	35
Policy Values	35
Cash Value	35
Net Surrender Value	36
Subaccount Value	36
Subaccount Unit Value	36
Fixed Account Value	37
Death Benefit	37
Death Benefit Proceeds	37
Death Benefit	37
Effect of Cash Withdrawals on the Death Benefit	39
Choosing Death Benefit Options	40
Changing the Death Benefit Option	40
Decreasing the Specified Amount	40
No Increases in the Specified Amount	40
Payment Options	40
Surrenders and Cash Withdrawals	41
Surrenders	41
Cash Withdrawals	41
Canceling a Policy	42
Signature Guarantees	42
Loans	43
General	43
Loan Interest Spread	43
Loan Reserve Interest Rate Credited	44
Effect of Policy Loans	44
Policy Lapse and Reinstatement	44
Lapse	44
No Lapse Guarantee	45
Reinstatement	45
Federal Income Tax Considerations	45
Tax Status of the Policy	46
Tax Treatment of Policy Benefits	46
Other Policy Information	48
Settlement Options	48
Benefits at Maturity	49
Payments We Make	49
Split Dollar Arrangements	50
Policy Termination	50
Assignment of the Policy	50
Supplemental Benefits (Riders)	51
Primary Insured Rider ("PIR")	51
Other Insured Rider	52
Children's Insurance Rider	52
Accidental Death Benefit Rider	52
Terminal Illness Accelerated Death Benefit Rider	53
Additional Information	53

ii

Unclaimed and Abandoned Property	53
Sending Forms and Transaction Requests in Good Order	54
Distributuion of the Policies	54
Cyber Security Risks	55
Legal Proceedings	55
Financial Statements	56
Glossary	57
Appendix A – Surrender Charge Per Thousand	60
Appendix A-1 Surrender Charge Factors	62
Prospectus Back Cover	66

iii

Policy Benefits/Risks Summary    TFLIC Financial Freedom Builder®

This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy in more detail. Additional discussion is also included in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.
Policy Benefits
The Policy in General
•
The TFLIC Financial Freedom Builder® is an individual flexible premium variable life insurance policy, which gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of cash value.

•
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you.  You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time.  You should consider this Policy in conjunction with other insurance that you own.

•	Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy's cash value as part of the monthly deductions.
•
"You will have a "free-look period" once we deliver your Policy.  You may return the Policy with the original signature during this period and receive a refund. Please see "Canceling a Policy" for a description of the free-look period.

•
You may not increase your specified amount.   You may change the death benefit option or decrease the specified amount after the 3rd Policy year and once each Policy year thereafter.  The amount of your decrease may be limited.  For further details, please see "Death Benefits –Changing the Death Benefit Option" and "Decreasing the Specified Amount" in this prospectus.

•	You can invest your net premium in, and transfer your cash value to, subaccounts. Your cash value will fluctuate with the daily performance of the portfolios in which the subaccounts invest.
•
You may place your money in the fixed account where it earns an interest rate declared in advance for a specific period (at least 4% annual interest) or in any of the subaccounts of the TFLIC Series Life Account (the "Separate Account") which are described in this prospectus.

•
The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals).  Investment returns are not guaranteed. The Policy is not suitable as a short-term investment or savings vehicle.

•
Your Policy has a no lapse guarantee which means that as long as requirements are met, your Policy will remain in force and no grace period will begin until the no lapse date shown on your Policy schedule page.  This is true even if your net surrender value is too low to pay the monthly deductions, as long as, on any Monthiversary, you have paid premiums (minus any cash withdrawals, minus any outstanding loan amount, including any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.  The no lapse guarantee is discussed in more detail in the section of this prospectus entitled "Policy Lapse and Reinstatement.

•	There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge during the first 15 Policy years.

Flexibility
The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:

•	Choose the timing, amount and frequency of premium payments.
•	Change the Death Benefit Option.
•	Decrease the amount of the life insurance coverage.

•	Change the beneficiary.
•	Transfer cash value among investment options available under the Policy.
•	Take a loan against the Policy.
•	Take cash withdrawals or surrender the Policy.
Death Benefit
If the insured dies while the Policy is in force, we will pay a death benefit to the named beneficiary(ies) subject to applicable laws and in accordance with the terms of the Policy. The amount of the death benefit generally depends on the specified amount of insurance that you select, the death benefit option that you choose, your Policy's cash value, and any additional life insurance provided by riders that you purchase. The death benefit proceeds are reduced by any outstanding loan amount, including accrued loan interest, and any charges that are due and unpaid if the insured dies during the grace period.
You may choose one of three Death Benefit Options:
•	Under Option A, the death benefit is the greatest of:
	>	The specified amount; or
	>	The minimum death benefit under the Guideline Premium Test; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Under Option B, the death benefit is the greatest of:
	>	The specified amount, plus the Policy's cash value on the date of the insured's death; or
	>	The minimum death benefit under the Guideline Premium Test; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Under Option C, the death benefit is the greater of:
	>	The amount payable under Option A; or
	>	The specified amount, multiplied by age-based "factor," plus the Policy's cash value on the date of the insured's death; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
Cash Value
Cash value is the sum of the value of your investment in the subaccounts plus the value of the fixed account (including the loan reserve account), on any business day.  It is not guaranteed – it depends on the performance of the investment options that you have chosen, the timing and the amount of premium payments you have made, Policy charges deducted, and how much you have withdrawn from the Policy.
You can access your cash value in several ways:
•
Withdrawals – You can withdraw part of your Policy's net surrender value once each year after the first Policy year.  Withdrawals are described in more detail in the section of this prospectus entitled "Surrenders and Cash Withdrawals – Cash Withdrawals."

•
Loans – After the first Policy year, you can take out a loan from the Policy using your Policy's net surrender value as security.  Loans and loan interest rates are described in more detail in the section of this prospectus entitled "Loans."

•
Surrender – You can surrender or cash in your Policy for its net surrender value while the insured is alive.  Surrenders are described in more detail in the section of this prospectus entitled "Surrenders and Cash Withdrawals – Surrenders." You may pay a substantial surrender charge if you surrender the Policy.

Investment Options
You can choose to allocate your net premiums and cash value among the subaccounts, each of which invests in a corresponding portfolio of the various underlying funds.  Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.

You can transfer your cash value among the fixed account and the subaccounts during the life of your Policy. You can accumulate cash value in the fixed account and the subaccounts without paying any current income tax.  We may limit the number of transfers out of the fixed account and, in some cases, may limit your transfer activity to deter disruptive trading and market timing.  We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.  For more details, please refer to the section entitled "Transfers" in this prospectus.

Tax Information
We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary. If your Policy is not a Modified Endowment Contract ("MEC") you will generally not be taxed on the gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy.  As well, if your Policy is not a MEC, upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the Policy will be treated as a distribution and subject to federal income tax.  If your Policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated when made first as taxable income to you to the extent of gain then in the policy and then as non-taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before natural age 59½.  Please refer to the section of this prospectus entitled "Federal Income Tax Considerations" for more details.
Risks of Your Policy
Long-Term Financial Planning
The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and/or other named beneficiaries. The Policy is not suitable as a short-term savings vehicle.  The Policy may not be the right kind of policy if you plan to withdraw money or surrender the Policy for short-term needs.  A charge may be assessed on withdrawals.  You may pay substantial charges if you surrender your Policy.  See the "Fee Tables" section of this prospectus and refer to your Policy for charges assessed when taking cash withdrawals or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses
Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Investment Risks
If you invest your Policy's cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that your cash value will decrease.  Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value.  During times of poor investment performance, this deduction will have an even greater impact on your cash value.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, we credit your fixed account value with interest at a rate declared by us.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.
Risks of Managing General Account Assets
The general account assets of Transamerica Financial Life Insurance Company ("TFLIC"; "Transamerica Financial"; the "Company") are used to support the payment of the death benefit under the Policies.  To the extent that Transamerica Financial is required to pay amounts in addition to the Policy's subaccount value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of Transamerica Financial' s general creditors. Transamerica Financial's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.
Premium Payments
Federal tax laws limit the amount of premium payments you can make in relation to your Policy's Death Benefit.  We may refuse all or part of a premium payment that you make, or remove all or part of a premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes.  Please refer to the section of this prospectus entitled "Premiums" for more details.

Lapse
Your Policy will stay in force as long as the net surrender value is sufficient to cover your monthly deductions and Policy charges, or as long as the no lapse guarantee is in effect.  Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage.  A Policy lapse may have adverse tax consequences.  There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy's Lapse and Reinstatement provisions, please refer to the section of this prospectus entitled "Policy Lapse and Reinstatement."
Withdrawals and Loans
Making a withdrawal or taking a loan may:

•	Reduce your Policy's specified amount.
•	Reduce the death benefit proceeds paid to your beneficiary.
•	Make your Policy more susceptible to lapsing.
•	Trigger federal income taxes and possibly a penalty tax.
Cash withdrawals will reduce your cash value.  Withdrawals, especially those taken during periods of poor investment performance by the subaccounts, could considerably reduce or eliminate some benefits or guarantees under the Policy. Federal income taxes and a penalty tax may apply to loans, cash withdrawals and surrenders.  Please see the section of this prospectus entitled "Federal Income Tax Considerations."
Be sure to plan carefully before using these Policy benefits.  For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus entitled "Surrenders and Cash Withdrawals – Cash Withdrawals" and "Loans."
Surrenders
If you surrender your Policy during the first 15 Policy years you will pay a surrender charge. The surrender charge may be significant.  Federal income tax and/or a penalty tax may also apply.  Please see the section of this prospectus entitled "Federal Income Tax Considerations."
Tax Consequences of Withdrawals, Surrenders and Loans
You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding policy indebtedness.

If your Policy is a MEC, cash withdrawals, surrenders, assignments, pledges, and loans that you receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken prior to reaching age 59½ or older. Note:  If you have not repaid a loan prior to surrender, the loan will be treated as a distribution upon surrender and taxed accordingly.  Other tax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled "Federal Income Tax Considerations."

Note:  You should consult with your own qualified tax advisor to apply the law to your particular circumstances.
Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus within the corresponding funds' prospectus.  Please refer to these fund prospectuses for more information.
 There is no assurance that any portfolio will meet its investment objective.

Fee Tables

The following tables describe the types of fees and expenses that you will pay when buying, owning and surrendering the Policy.  If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policyowner with the characteristics set forth below.  These charges may not be typical of the charges you will pay.

The first table describes the types of fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge [1]
Premium Charge Premium Expense Charge Premium Collection Charge	Upon payment of each premium	First 10 Policy years = 6.0% of each premium payment; and 2.5% of premiums in Policy years 11+ $3.00 per premium	First 10 Policy years = 6.0% of each premium payment; and 2.5% of premiums in Policy years 11+ $3.00 per premium
Cash Withdrawal Charge [2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge[3]	Upon full surrender of the Policy during the first 15 Policy years
Minimum Charge[4]		$7.68 per $1,000 of specified amount during first Policy year	$7.68 per $1,000 of specified amount during first Policy year
Maximum Charge[5]		$57.00 per $1,000 of specified amount during first Policy year	$57.00 per $1,000 of specified amount during first Policy year
Charge for a Policy insuring a male, issue age 30 in the ultimate select non-tobacco use underwriting class[6]		$12.52 per $1,000 of specified amount during first Policy year	$12.52 per $1,000 of specified amount during first Policy year

_____________________
1 The Company reserves the right at any time to change the current charge but never to a level that would exceed the guaranteed charge.
2 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently will assess the following additional charges: $30 for overnight delivery ($35 for Saturday delivery); and $50 for wire service. You can obtain further information about these charges by contacting our administrative office.
3The surrender charge will vary based on the issue age, sex and underwriting class of the insured on the Policy date. The amount of the surrender charge generally declines over time.  The surrender charge factor for the Policy will be 1.00 at issue and will decrease until it reaches zero at the end of the 15th Policy year after the Policy date.  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be typical of the charges you will pay.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
5This maximum surrender charge is based on an insured with the following characteristics: male, issue age 80, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
6Because we no longer offer this version of TFLIC Financial Freedom Builder, the information regarding the "representative insured" has not been updated since sales terminated in 2003.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge [1]
Transfer Charge[7]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Change in Net Premium Allocation Charge	Upon change of allocation instructions for premium payments in excess of one per Policy quarter	$25 for each allocation instruction change request in excess of one per Policy quarter	None
Pro Rata Decrease Charge	Deducted when specified amount is decreased during the first 15 Policy years	Equal to a pro-rata portion of the surrender charge (as of the date of the decrease) applicable to that portion of the specified amount that is decreased.	Equal to a pro-rata portion of the surrender charge (as of the date of the decrease) a pplicable to that portion of the specified amount that is decreased.
Terminal Illness Accelerated Death Benefit Rider[8]	When rider is exercised	Discount Factor	Discount Factor

7The first 12 transfers per Policy year are free.
8We do not assess an administrative charge for this rider, however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount factor is based on the current yield on 90-day U.S. Treasury bills or 5%, whichever is greater.  For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled "Terminal Illness Accelerated Death Benefit Rider" in this prospectus.

The table below describes the types of fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge [1]
Monthly Policy Charge	Monthly on the Policy date and on each Monthiversary	$7.50 per month	$5.00 per month
Cost of Insurance[9] (without Extra Ratings)[10]	Monthly on the Policy date and on each Monthiversary until the insured reaches attained age 95
Minimum Charge[11]		$0.06 per $1,000 of net amount at risk per month	$0.06 per $1,000 of net amount at risk per month
Maximum Charge[12]		$24.85 per $1,000 of net amount at risk per month	$21.12 per $1,000 of net amount at risk per month
Initial charge for a male insured, issue age 30, in the ultimate select non-tobacco use class[6]		$0.12 per $1,000 of net amount at risk per month	$0.12 per $1,000 of net amount at risk per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of daily net assets of each subaccount in which you are invested	Annual rate of 0.90% for Policy years 1- 15 and 0.75% for Policy years 16+ of daily net assets of each subaccount in which you are invested
Loan Interest Spread[13]	On Policy anniversary[14]	2.0% (effective annual rate, after rounding)	1.25% (effective annual rate, after rounding)

9Cost of insurance charges are based on a number of factors, including, but not limited to: the insured's issue age, sex and underwriting class, the Policy's specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
10We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
11This minimum charge is based on an insured with the following characteristics: female, issue age 10, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.
12This maximum charge is based on an insured with the following characteristics: male, issue age 75, standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
13 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account.  We charge you an annual interest rate on a Policy loan of 5.66% in advance (6.00% effective annual interest rate) on each Policy anniversary.  We will also currently credit the amount in the loan reserve with an effective annual interest rate of 4.75% (4.0% minimum guaranteed).  After the 10th Policy year, you may receive preferred loan credited rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The current preferred loan interest rate credited is 6% effective annually, after rounding and is not guaranteed.
14While a Policy loan is outstanding, loan interest is payable in advance on each Policy anniversary. If prior to the next Policy anniversary, there is a loan repayment, Policy lapse or surrender, Policy termination, or the insured's death, we will refund the amount of any loan interest we charged in advance for the period between the date of any such occurrence above and the next Policy anniversary.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Optional Rider Charges:[15]
Accidental Death Benefit Rider	Monthly on the Policy date and on each Monthiversary until the insured reaches attained age 70
Minimum Charge[16]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Maximum Charge[17]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 30[6]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Children's Insurance Rider[18]	Monthly on the Policy date and on each Monthiversary until the Monthiversary after the last insured child reaches his/her 25th birthday (or until the death of the last child)	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider[19] (without Extra Ratings)[10]	Monthly on the Policy date and on each Monthiversary until the other insured reaches attained age 79
Minimum Charge[11]		$0.06 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month
Maximum Charge[20]		$8.83 per $1,000 of rider face amount per month	$7.22 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 30, in the ultimate select non-tobacco use class[6]		$0.12 per $1,000 of rider face amount per month	$0.12 per $1,000 of rider face amount per month

15Optional rider cost of insurance charges are based on a number of factors, including but not limited to: each insured's attained age, sex, underwriting class, and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about this rider by contacting your registered representative.
16This minimum charge is based on an insured with the following characteristics: male, issue age 45 and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
17This maximum charge is based on an insured with the following characteristics: male, issue age 50 and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
18The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
19Rider charges are cost of insurance charges that are based on each insured's issue age, sex, underwriting class, Policy year, and the rider face amount. Cost of insurance rates generally will increase each year with the age of the insured.  The rider's cost of insurance rates shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these riders by contacting your registered representative.
20This maximum charge is based on an insured with the following characteristics: male, issue age 70 and in the 9th Policy year. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge [1]
Optional Rider Charges (continued):
Primary Insured Rider[19] (without Extra Ratings)[10]	Monthly on the Policy date and on each Monthiversary until the insured reaches attained age 79
Minimum Charge[11]		$0.06 per $1,000 of rider face amount per month	$0.05 per $1,000 of rider face amount per month
Maximum Charge[20]		$8.83 per $1,000 of rider face amount per month	$6.86 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 30, in the ultimate select non-tobacco use class[6]		$0.12 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

For information concerning compensation paid for the sale of the Policy, please see "Sale of the Polices."
Range of Expenses for the Portfolios1, 2
The next table shows the minimum and maximum total operating expenses charged by the portfolios during the fiscal year ended December 31, 201 6 .  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.33%	1.76%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]
	0.33%	1.68%
1 The portfolio expenses used to prepare this table were provided to Transamerica Financial by the funds.  The expenses shown are those incurred for the year ended December 31, 201 6 .  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are each a "fund of funds."  A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an "Acquired Fund").  Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Transamerica Financial took into account the information received from those Funds on the combined actual expenses for each "fund of funds" and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund's) fees and expenses for the Transamerica Series Trust asset allocation portfolios. See the prospectuses for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 6  portfolios that require a portfolio's investment adviser to reimburse or waive portfolio expenses until April 30, 201 8 .
Transamerica Financial, The Separate Account, the Fixed Account and the Portfolios
Transamerica Financial
Transamerica Financial Life Insurance Company ("Transamerica Financial"), located at 440 Mamaroneck Avenue, Harrison, NY 10528 is the insurance company issuing the Policy.  We are obligated to pay all benefits under the Policy.
Financial Condition of the Company
The benefits under the Policy are paid by Transamerica Financial from its general account assets and/or your cash value held in the Company's separate account. It is important that you understand that payment of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account.  Your cash value in those subaccounts constitutes a portion of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account.  See "The Fixed Account."  Any guarantees under the Policy that exceed your cash value, such as those associated with the Policy's death benefit are paid from our general account (and not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of subaccount value are subject to our financial strength and claims paying ability and our long term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we may hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.  We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information.  We encourage existing policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York Department of Insurance – as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by writing to our mailing address – Transamerica Financial Life Insurance Company, 4333 Edgewood Rd. NE, Cedar Rapids, IA 52499 - or by calling us at (800) 322-7353, or by visiting our website www.tflic.com/ny.  In addition, the SAI is available on the SEC's website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica Financial's ability to meet its obligations to its policy owners, are available on our website and the websites of these nationally recognized statistical ratings organizations – A.M. Best Company (www.ambest.com), Moody's Investors Service (www.moodys.com), S&P Global   (www.standardandpoors.com), and Fitch  Ratings (www.fitchratings.com).
The Separate Account
The separate account is an investment account of Transamerica Financial, established under New York law.  We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account.  As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, which may include:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums.
•	Combine the separate account or any subaccounts with one or more different separate accounts or subaccounts.
•	Close certain subaccounts to allocations of new net premiums by current or new policyowners at any time in our discretion.
•	Transfer assets of the separate account or any subaccount which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount.
•	Operate the separate account as a management company under the 1940 Act, or as any other form of investment company permitted by law.
•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds.
•	Manage the separate account at the direction of a committee.
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law.
•	Change the investment objective of a subaccount.
•
Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds. (Fund portfolios will not be added, deleted or substituted without prior approval of the SEC to the extent required by the 1940 Act or other applicable laws.)

•	Fund additional classes of variable life insurance policies through the separate account.
•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.  We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.  We reserve the right to make other structural and operational changes affecting the separate account.

In addition, the portfolios that sell their shares to the subaccounts may discontinue offering their shares to the subaccounts.
The Fixed Account
The fixed account is part of Transamerica Financial's general account. We use general account assets to support our insurance and annuity obligations other than those funded by the separate accounts. Subject to applicable law, Transamerica Financial has sole discretion over the investment of the fixed account's assets. Transamerica Financial bears the full investment risk for all amounts contributed to the fixed account.  Please see the section entitled "Risks of Managing General Account Assets" i n this prospectus.  Transamerica Financial guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 4.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the fixed account will begin earning interest credited daily and compounded annually at the current interest rate in effect at the time it is allocated.  We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 4.0% during any guarantee period at our sole discretion. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than the guaranteed minimum effective rate of 4%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.  Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.
The Portfolios
The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end investment management company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.
Each portfolio's investment objective(s) and policies are summarized below. There is no assurance that a portfolio will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.
Certain portfolios invest substantially all of their assets in portfolios of other funds.  (See the chart below listing portfolios available under the Policy.)  As a result, you will pay fees and expenses at both portfolio levels.  This will reduce your investment return.  These arrangements are referred to as fund of funds or master-feeder funds.  Funds of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.

As described in more detail in the underlying portfolio prospectuses, certain underlying portfolios employ a managed volatility strategy that is intended to reduce the underlying portfolio's overall volatility and downside risk, and to help us manage the risks associated with providing certain guarantees under the Policies.  During rising markets, the hedging strategies employed to manage volatility could result in your Policy value rising less than would have been the case if you had been invested in an underlying portfolio with substantially similar investment objectives, securities, policies and strategies that does not utilize a volatility management strategy.  In addition, the cost of these hedging strategies may have a negative impact on performance.  On the other hand, investing in underlying portfolios with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances.   In such cases, your Policy value may decline less than would have been the case if you had not invested in underlying portfolios with a managed volatility strategy.  There is no guarantee that a managed volatility strategy can achieve or maintain the underlying portfolio's optimal risk targets, and the underlying portfolio may not perform as expected.  Portfolios that employ a managed volatility strategy are identified by an "*" preceding the name of the portfolio in the first column of the chart below.
Certain portfolios may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. (See chart below listing portfolios available under the policy.) The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.
The ProFunds portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds portfolio may negatively affect a portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses.  See "Disruptive Trading and Market Timing."  Some ProFunds portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds portfolios will bear additional investment risks.  See the ProFunds or Access Trust prospectus for a description of the investment risks associated with investing in the ProFunds or Access Trust portfolios.
You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at our administrative office at 1-800-322-7353 or visiting our website at www.tflic.com/ny. You should read the fund prospectuses carefully.

Note: If you received a summary prospectus for a portfolio list ed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica AB Dynamic Allocation VP	Transamerica Asset Management, Inc. AllianceBernstein L.P.	Seeks capital appreciation and current income.
Transamerica Aegon Government Money Market VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
*Transamerica Asset Allocation – Conservative VP2	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks current income and preservation of capital.
*Transamerica Asset Allocation – Growth VP2	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks long-term capital appreciation.
*Transamerica Asset Allocation – Moderate Growth VP2	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks capital appreciation with current income as a secondary objective.
*Transamerica Asset Allocation – Moderate VP2	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks capital appreciation and current income.
Transamerica Barrow Hanley Dividend Focused VP	Transamerica Asset Management, Inc. Barrow, Hanley, Mewhinney & Strauss, LLC	Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Transamerica BlackRock Global Allocation VP	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks high total investment return. Total investment return is the combination of capital appreciation and investment income.
*Transamerica BlackRock Tactical Allocation VP3	Transamerica Asset Management, Inc. BlackRock Financial Management, Inc.	Seeks capital appreciation with current income as a secondary objective.
Transamerica Clarion Global Real Estate Securities VP	Transamerica Asset Management, Inc. CBRE Clarion Securities, LLC	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
1 During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the government money market portfolios' subaccounts may become extremely low and possibly negative.
2Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying portfolios of Transamerica Series Trust and Transamerica Funds. Please see each portfolio's prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
3This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETFs and money market mutual funds.  Please see the portfolio's prospectus for a complete description of the portfolio's investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
*Transamerica International Moderate Growth VP2	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Management Inc.	Seeks total return, consisting of income and capital appreciation.
Transamerica JPMorgan Tactical Allocation VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks current income and preservation of capital.
Transamerica Janus Balanced VP	Transamerica Asset Management, Inc. Janus Capital Management LLC	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Transamerica Janus Mid-Cap Growth VP	Transamerica Asset Management, Inc. Janus Capital Management LLC	Seeks long-term capital appreciation.
Transamerica Jennison Growth VP	Transamerica Asset Management, Inc. Jennison Associates, LLC.	Seeks long-term growth of capital.
Transamerica MFS International Equity VP	Transamerica Asset Management, Inc. MFS® Investment Management	Seeks capital growth.
Transamerica Morgan Stanley Capital Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management Inc.	Seeks to maximize long-term growth.
Transamerica Multi-Managed Balanced VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc. Aegon USA Investment Management, LLC	Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
*Transamerica PIMCO Tactical-Balanced VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
*Transamerica PIMCO Tactical-Conservative VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
*Transamerica PIMCO Tactical-Growth VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.

2Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying portfolios of Transamerica Series Trust and Transamerica Funds. Please see each portfolio's prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
*Transamerica QS Investors Active Asset Allocation – Conservative VP [4]	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks current income and preservation of capital.
*Transamerica QS Investors Active Asset Allocation – Moderate Growth VP [4]	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks capital appreciation with current income as a secondary objective.
*Transamerica QS Investors Active Asset Allocation – Moderate VP [4]	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks capital appreciation and current income.
Transamerica Small/Mid Cap Value VP [5]	Transamerica Asset Management, Inc. Systematic Financial Management L.P. ; Thompson, Siegel & Walmsley, LLC	Seeks to maximize total return.
Transamerica T. Rowe Price Small Cap VP	Transamerica Asset Management, Inc. T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica WMC U.S. Growth VP	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
PROFUNDS:
ProFund VP Bull[6]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index SM.
ProFund VP Government Money Market [6,7]	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital.
ProFund VP Short NASDAQ- 100[6]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the NASDAQ-100® Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

4This portfolio invests in a combination of underlying Exchange Traded Funds ("ETFs").  Please see the portfolio's prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
5 Formerly, Transamerica Systematic Small/Mid Cap Value VP.
6 The ProFunds VP portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds VP portfolio may negatively impact a fund's ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP prospectus for a description of the investment objectives and risks associated with investing in the ProFunds VP portfolios.
7 During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the government money market portfolios' subaccounts may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
PROFUNDS:
ProFund VP Short Small- Cap[6]	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses that correspond to the inverse (opposite) of the daily performance of the Russell 2000® Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP Small- Cap[6]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the daily performance of the Russell 2000® Index.
6

6 The ProFunds VP portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds VP portfolio may negatively impact a fund's ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP prospectus for a description of the investment objectives and risks associated with investing in the ProFunds VP portfolios.
Transamerica Asset Management, Inc. ("TAM"), located at1801 California Street, Suite 5200, Denver, Colorado 80202-2642, serves as investment adviser to the Transamerica Series Trust ("Series trust") and manages the Series Trust in accordance with policies and guidelines established by the Series Trust's Board of Trustees. TAM is directly owned by Transamerica Premier Insurance Company (77%) and AUSA Holding Company (23%). For certain portfolios, TAM has engaged investment sub‑advisers to provide portfolio management services. TAM and each investment sub‑adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Trust prospectuses for more information regarding TAM and the investment sub‑advisers.
Fidelity Management & Research Company ("FMR"), located at 82 Devonshire Street, Boston, Massachusetts 02109-3605, serves as investment adviser to the VIP Funds and manages the VIP Funds in accordance with policies and guidelines established by the VIP Funds' Board of Trustees.  For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management service with regard to foreign investments.  FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended.  See the VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.

ProFund Advisors LLC ("ProFund Advisors"), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814-6527, serves as the investment adviser and provides management services to all of the ProFunds portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds VP portfolio in accordance with policies and guidelines established by the ProFunds' Board of Trustees.  ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  See the ProFunds prospectuses for more information regarding ProFund Advisors.
Selection of Underlying Portfolios
The underlying portfolios offered through this product are selected by Transamerica Financial.  Transamerica Financial may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying portfolio with our hedging strategy, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies.  (For additional information on these arrangements, please refer to the section of this prospectus entitled "Revenue We Receive.")  We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners. We have included the Transamerica Series Trust portfolios at least in part because they are managed by TAM, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance.  Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios, including each fund's prospectus, statement of additional information and annual and semi-annual reports.  After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your cash value resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.
Addition, Deletion, or Substitution of Investments
We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of policies to which the Policy belongs.
Your Right to Vote Portfolio Shares
Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote.  Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide	•	The death benefit, cash and loan benefits.
under the Policy:	•	Investment options, including premium allocations.
	•	Administration of elective options.
	•	The distribution of reports to owners.

Costs and expenses we incur:	•	Costs associated with processing and underwriting applications.
	•	Expenses of issuing and administering the Policy (including any Policy riders).
	•	Overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
	•	Other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	That the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate.
	•	That the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.
Premium Charges
Before we allocate the net premium payments you make, we will deduct the following premium expense charges.

Premium expense charge is equal to:	•	6.0% of premiums during the first ten Policy years; and
	•	2.5% of premiums thereafter.

Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.

Premium collection charge:	•	This charge equals $3.00 per premium payment.
	•	We will not increase this charge.
Monthly Deductions
Monthly deductions will be withdrawn on the Policy date and each Monthiversary from each subaccount and the fixed account in accordance with the Policy's current allocation.  If the value of any account is insufficient to pay its part of the monthly deduction then we will deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary).

Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

Each monthly deduction consists of:	•	The monthly Policy charge for the Policy; plus
	•	The monthly cost of insurance charge for the Policy; plus
	•	The monthly charge for any benefits provided by riders attached to the Policy; plus
	•	The pro rata decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge:
	•	This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.
	•	We guarantee this charge will never be more than $7.50 per month.
	•	We may waive this charge at issue on additional policies (not on the original Policy) purchased naming the same owner and insured.
	•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:
We deduct this charge each month. It varies each month and is determined as follows:
1.
Divide the death benefit on the Monthiversary by 1.0032737 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%);

	2.	Subtract the cash value on the Monthiversary;
	3.	Multiply by the appropriate monthly cost of insurance rate for the Policy.

Optional Insurance Riders:
•
The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider. Please refer to the section below entitled "Rider Charges" for a description of the rider charges.

To determine the appropriate monthly cost of insurance rates we refer to a schedule of current cost of insurance rates and consider a number of factors including, but not limited to: the insured's attained age, sex, underwriting class, and the length of time that the Policy has been in force.  Cost of insurance rates generally will increase each year with the age of the insured.  The factors that affect the net amount at risk include investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount).  The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time.  The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables ("1980 C.S.O. Tables") and the insured's attained age, sex, and underwriting class.

The underwriting class of the insured will affect the cost of insurance rates. In determining underwriting classifications, we apply certain criteria that are based on an assessment of the insured's life expectancy. We currently place insureds into preferred and standard classes.  We also place insureds into substandard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.  Examples of reasons an insured may be placed in an extra risk factor or underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by law).

We may issue certain policies on a simplified or expedited basis.  Cost of insurance rates charged for any policies issued on a simplified or expedited basis would not cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar policy that we offer using different underwriting criteria.

The cost of insurance charge for any optional insurance rider and for any increase in rider specified amount is calculated in the same manner used to determine the Base Policy's cost of insurance charges.  Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Base Policy's net amount at risk.  The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates on the Policy's net amount at risk.
Mortality and Expense Risk Charge
We deduct a daily charge from each subaccount that, together with other fees and charges will compensate us for services rendered, the expenses expected to be incurred, and the risks assumed.  This charge is a maximum of:

•	The value of each subaccount; multiplied by
•	The daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%. (The annual rate is equal to 0.90% of the average daily net assets of each subaccount.)

 We intend to reduce this charge to 0.75% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.90% level after the 15th Policy year.

The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from this charge.

Surrender Charge
You may surrender your Policy for its cash surrender value at any time upon written request (in good order). If you exercise this option, the Policy and all attached riders will terminate.

If you surrender your Policy completely during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.  The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including sales commissions paid to selling firms and printing and advertising costs, as well as aggregate Policy expenses.

The formula we use to compute the surrender charge reduces that charge at older ages in compliance with state laws. There is no surrender charge if you wait until the end of the 15th Policy year to surrender your Policy.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years.  This will depend on a number of factors, but is more likely if:

•	You pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
•	Investment performance is low.

The surrender charge is equal to:	•	The surrender charge per thousand; multiplied by
	•	The number of thousands of specified amount as it is stated in the Policy; multiplied by
	•	The surrender charge factor.

The surrender charge per thousand applies to each $1,000 of specified amount stated in your Policy.  It varies with the insured's issue age, sex and rate class.  See the surrender charge table found in Appendix A.

The surrender charge factor varies with the insured's age and number of years since the Policy date , but if the Policy has lapsed and been reinstated the surrender charge is based on the amount of time that the Policy been in force with no credit for periods of lapse.   For insured's issue ages 0‑39, the surrender charge factor is equal to 1.00 during Policy years 1‑5. It decreases by 0.10 each year until the end of the 15th year when it is zero. If you are older than 39 when we issue your Policy, the factor is less than 1.00 at the end of the first Policy year and decreases to zero at the end of the 15th year. In no event are the surrender charge factors any greater than those shown in the table in Appendix A-1. Please see "Surrender Charge Factors" in Appendix A-1   for surrender charge factors.
Pro Rata Decrease Charge
If you decrease the specified amount during the first 15 Policy years we will deduct a pro rata decrease charge from your cash value.

The pro rata decrease charge is equal to:	•	The surrender charge per thousand (see Appendix B); multiplied by
	•	The number of thousands in the specified amount decreased; multiplied by
	•	The surrender charge factor applicable at the time of the decrease.

We will not deduct the pro rata decrease charge from the cash value when a specified amount decrease results from a change in the death benefit option or a cash withdrawal (when you select death benefit Option A).

If a pro rata decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

We will determine the pro rata decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the pro rata decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

Transfer Charge
We currently allow you to make 12 transfers each Policy year free of charge.  Except as listed below, we may charge $25 for each additional transfer.  We deduct the transfer charge from the amount being transferred. We will not increase this charge.

•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, are considered a single transfer.
•	Transfers resulting from loans or the exercise of conversion rights currently are not treated as transfers for the purpose of assessing this charge.
•	Transfers among the ProFunds subaccounts are not treated as transfers for the purpose of assessing this charge.
•	Transfers under dollar cost averaging and asset rebalancing currently are not treated as transfers for purposes of this charge.
Loan Interest Charged
We currently charge you an annual interest rate on a Policy loan of 5.66% in advance (6.00% effective annual interest rate, after rounding) on each Policy anniversary.  We also currently credit the amount in the loan reserve with an effective annual interest rate of 4.75% (4.0% minimum guaranteed).  After offsetting the 4.75% interest we credit, the net cost of loans currently is 1.25% annually, after rounding (2.00% maximum guaranteed, after rounding).  After the 10th Policy year, you may receive preferred loan credited rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The current preferred loan interest rate credited is 6.00% effective annually, after rounding and is not guaranteed.
Cash Withdrawal Charge
After the first Policy year, you may take one cash withdrawal per Policy year if your surrender value is sufficient to cover the amount of the withdrawal and the associated cash withdrawal charge. When you take a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance. We will not increase this charge.
Taxes
We currently do not take any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.
Rider Charges
The following charges apply if you elect any of the riders available under your Policy as noted below (see "Supplemental Benefits (Riders)"):
•
Terminal Illness Accelerated Death Benefit Rider.   We do not assess an administrative charge for this rider, however, if the rider is exercised, we reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount factor is based on the current yield on 90-day U.S. Treasury bills or 5%, whichever is greater. For a complete description of this rider, please refer to the section of this prospectus entitled "Terminal Illness Accelerated Death Benefit Rider".

•
Primary Insured Rider ("PIR"). We assess a cost of insurance charge based on the insured's issue age, sex and underwriting class, the Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured. These charges are based on the 1980 Commissioners Standard Ordinary Mortality Tables.

•
Other Insured Rider. We assess a cost of insurance charge based on each other insured's issue age, sex, underwriting class, Policy year, and the rider face amount. Charges generally will increase each year with the age of the insured. These charges are based on the 1980 Commissioners Standard Ordinary Mortality Tables.

•	Children's Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.
•
Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured's attained age and rider specified amount. Charges generally will increase each year with the age of the insured.

Portfolio Expenses
 The value of each subaccount will reflect the fees and expenses paid and received by the corresponding portfolio - including, but not limited to - operating expenses and any 12b-1 fees. These fees and expenses reduce the value of your portfolio shares.  See the fund prospectuses for more detailed information about the portfolios. Note: The government money market portfolios may impose redemption fees during economic emergencies.  Please review carefully the government money market portfolio prospectuses.
Revenue We Receive
We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates, in connection with certain administrative, marketing and other support services we (and our affiliates) provide and expenses we incur in selling our insurance products.

These arrangements are sometimes referred to as "revenue sharing" arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular
Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.
We (and/or our affiliates) may receive some or all of the following types of payments:
•
Rule 12b-1 Fees.   We and/or our affiliate, Transamerica Capital, Inc. ("TCI"), which is the principal underwriter for the Policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products.  Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us.  These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying fund portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•
Administrative, Marketing and Support Service Fees ("Support Fees").  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI.  These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted from portfolio assets.  Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees. (See the prospectuses for the funds for more information.) The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:
Incoming Payments to Transamerica Financial and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.39%***
ProFunds	0.50%
*Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts that are available under the Policy and under certain other variable insurance products offered by our affiliates and us.  We and/or TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
**Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates' overall profitability.  During 201 6 we received $ 379,477.76  in benefits from TAM.
***We receive this percentage once $100 million in fund shares are held by the subaccounts of Transamerica Financial and its affiliates.

Other payments.  We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. ("TFA"), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets.  Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information.

Certain advisers and sub-advisers of the underlying Funds (or their affiliates) (1) may directly or indirectly pay TCI conference sponsorship or marketing allowance payments that provides such advisers and sub-advisers with access to TCI's wholesalers at TCI's national and regional sales conferences as well as internal and external meetings and events that are attended by TCI's wholesalers and/or other TCI employees; (2) may pay to TFA, directly or indirectly, varying amounts to obtain access to TFA's wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the Funds and to assist with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives.  The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 201 6 , TCI and its affiliates received revenue sharing payments that totaled approximately $ 2,700,000.00 . The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Aegon USA Investment Management; Allianzgi Distributors; American Century Investment Management, Inc.; American Funds; Barrow, Hanley, Mewhinney & Strauss; Belle Haven Investments; BlackRock Investment Management, LLC; Columbia Threadneedle Investments; Fidelity Management & Research Company; Franklin Templeton Services, LLC; Goldman Sachs; Hartford; Invesco; Janus Capital Management LLC;  Jennison Associates LLC; John Hancock; JP Morgan Investment Management Inc.; Kayne Anderson Capital Advisors, LP;   Lord Abbett & Co.; Manning & Napier Advisors; MFS Investment Management; Milliman Financial Risk Management LLC; Morgan Stanley Investment Management Inc.; Morningstar Advisers; Natixis Global Asset Management; Neuberger Berman; New York Life/Mainstay Investments; Oppenheimer Funds, Inc.; Pacific Investment Management Company; PineBridge Investments LLC; Pioneer Investment Management, Inc.; Prudential Investments; QS Legg Mason Global Asset Allocation, LLC; Ridgeworth Investments;  Rockefeller & Co.; Schroder Investment Management; Systematic Financial Management; TIAA; Thompson, Siegel & Walmsley; The Vanguard Group, Inc.;  and Wellington Management Company.

Please Note: Some of the aforementioned advisers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.
Proceeds from certain of these payments by the F unds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting and marketing the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.
The Policy
Ownership Rights
The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate.

The principal rights an owner may exercise are:

•	To designate or change beneficiaries before the death of the insured.
•	To receive amounts payable before the death of the insured.
•	To assign the Policy. (If you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment.)
•	To change the owner of the Policy.
•	To change the specified amount or death benefit option type of the Policy.

No designation or change in designation of an owner will take effect unless we receive a Transfer of Ownership form.  The request will take effect as of the date we receive it, in good order, at our mailing address or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.

Modifying the Policy
Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary.  Note:  No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	To make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	To assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	To reflect a change in the operation of the separate account; or
•	To provide additional subaccounts and/or fixed account options.
Purchasing a Policy
 (Note: This Policy is not available for new sales.)

To purchase a Policy, you must submit a completed application, in good order, and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker‑dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.  We may reject the application at any time before issuing a Policy.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you. Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our minimum specified amount for a Policy was generally $50,000 for issue ages 0-45 and $25,000 for issue ages 46-80.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 80. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	The date of your application; or
•	The date the insured completes all of the medical tests and examinations that we require.
Tax‑Free "Section 1035" Exchanges
You can generally exchange one life insurance policy for another policy covering the same insured in a "tax‑free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy. (That person will generally earn a commission if you buy the Policy through an exchange or otherwise.)
When Insurance Coverage Takes Effect
Except as provided in the conditional receipt ("Conditional Receipt"), if issued, or in connection with certain Section 1035 Exchanges, insurance coverage under the Policy will not take effect until after all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of any proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the Conditional Receipt attached to the application, and we deliver the Conditional Receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for those Policies. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.
The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	The amounts applied for under all Conditional Receipts issued by us; or
	•	$500,000 of life insurance.

Subject to the conditions and limitations	•	The date of application; or
of the Conditional Receipt, conditional insurance under the terms of the policy applied for may become effective as of the later of:	•
The date of the last medical examination, test, and other screenings required by us, if any (the "Effective Date").  Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate.

		2.	As of the Effective Date, all statements and answers given in the application must be true.
3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured.

		4.	All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our office within 60 days of the date the application was signed.
		5.	All parts of the application, any supplemental application, questionnaires, addenda and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage	•	60 days from the date the application was signed;
terminates on the earliest of:	•	The date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	•	When the insurance applied for goes into effect under the terms of the Policy that you applied for; or
	•	The date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the Conditional	•	The Conditional Receipt is not valid unless:
Receipt:		> All blanks in the conditional receipt are completed; and
> The Receipt is signed by an authorized Company representative.

Other limitations:	•	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the Receipt's conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage.  In that case, Transamerica Financial's liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

For 1035 Exchanges. Coverage may begin earlier in Section 1035 exchange situations as provided in the "Absolute Assignment to Effect Internal Revenue Code Section 1035 Exchange and Rollover" form.  As provided in that form, the insurance coverage shall take effect as of the date the replaced policy is surrendered, and before delivery of the Policy, if the following conditions have been met:

•	The Policy has been approved for issue- even if approved other than as applied for- and accepted in writing by the proposed owner and either:
	1.	The replaced policy has been surrendered and the surrender proceeds thereafter received by the Company are themselves sufficient to place the Policy in force; or
2.
If, in addition to the surrender of the replaced policy from the existing issuer, premium is paid during the proposed insured's lifetime (either with the application for the Policy or thereafter if permitted by the Company in writing) and  if such premium together with any surrender proceeds thereafter received, are sufficient to place the Policy in force.

Charges will be applied beginning on the date that the coverage takes effect.
Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, the Policy will be issued, full insurance coverage will commence and we will begin to take the monthly deductions from your net premium. This date is the Policy date. Any premium payments we receive before the Policy date will be held in a non-interest bearing suspense account. On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated to the reallocation account until the reallocation date. While held in the reallocation account, premiums will be credited with interest at the current fixed account rate. On the reallocation date (or the record date if your Policy is backdated), we will allocate your initial premium, minus monthly deductions to the subaccounts and/or fixed account as you specified in your application. Please Note: If your Policy is backdated, your premiums are credited on the record date, not the backdated Policy date.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request.  We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading, but no later than 4:00 p.m. Eastern time.  (If a premium or a requested transaction is received after 4 p.m. Eastern Time, we will process the requested transaction the next available day that the NYSE is open.)  This is true whether a requested transaction comes in via fax, wire or other electronic means, or by telephone.
Transaction Type:	Priced when received at our:
Payment by Check	Mailing Address, unless a different address appears on your Billing Coupon
Transfer Request	Administrative Office
Payment by Wire Transfer	Administrative Office
Electronic Credit and Debit Transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments)	Administrative Office
Premiums
Allocating Premiums
You must instruct us on how to allocate your net premium among the subaccounts and the fixed account according to these guidelines:

•	Allocation percentages must be in whole numbers.
•	If you select dollar cost averaging, you must have at least $5,000 in each subaccount from which we will make transfers and you must transfer at least a total of $100 monthly.
•	If you select asset rebalancing, the cash value of your Policy (if an existing Policy) or your minimum initial premium (if a new Policy) must be at least $5,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling our administrative office at 1-800-322-7353, Monday – Friday, between the hours of 8:30 a.m. ‑ 7:00 p.m. Eastern Time.

 Please note:  Certain subaccounts have similar names.  When you provide your allocation instructions, please state or write the full name of the subaccount that you select to ensure that those allocation instructions are in good order. The change will be effective as of the valuation date on which we receive the change request, in good order, at our mailing address or our administrative office. Upon instructions from you, your authorized representative for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check), or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions) before the NYSE closes, are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern Time). If we receive a premium payment after the NYSE closes or on a day that the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts you have chosen. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.
Premium Flexibility
You generally have flexibility to determine the frequency and the amount of the premiums you pay. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make premium payments at any time and in an amount of at least $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.  See "Minimum Monthly Guarantee Premium" below.
Planned Periodic Payments
You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. The amount and frequency chosen by you will be shown in your Policy. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your selling firm of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy may still lapse. How long your Policy remains in effect depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse guarantee has expired) then your Policy will lapse (unless you make the payment we specify during the 61‑day grace period).
Minimum Monthly Guarantee Premium
The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the issue age, sex, underwriting class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or if any of the riders are added, terminated, increased or decreased. We will notify you of the new minimum monthly guarantee premium.
No Lapse Guarantee
Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, as long as on any Monthiversary, the total amount of the premiums you paid (minus any cash withdrawals, minus any outstanding loan amount, and minus any pro rata decrease charge) equals or exceeds the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to and including the current month. (Your initial minimum monthly guarantee premium is shown on your Policy schedule page.  You may obtain information about your minimum monthly guarantee premium and assistance to determine the amount of premiums you must pay to keep your Policy in force by contacting our administrative office.)  If you take a cash withdrawal or a loan, if you decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in effect. Please see the section of this prospectus entitled "Policy Lapse and Reinstatement."

After the no lapse guarantee ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.
Premium Limitations & Payments
We may return premiums less than the minimum.  We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies  as life insurance under federal tax laws. (See "Death benefit" for more information regarding the Guideline Premium Test.)

 This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we generally will return the excess portion of the premium payment within 60 days after the end of that Policy year.  We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.  We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent. Please refer to the section of this prospectus entitled "Federal Income Tax Considerations" for more information regarding tax considerations regarding your Policy or consult a qualified tax advisor.

We may require premium payments to be at least $50 ($1,000 if by wire). If the payment mode is monthly direct deposit, we may require minimum payments of $100.00.

Note: We reserve the right to reject any form of payment. Any unacceptable forms of payment will be returned.
Wire Transfers.  We will accept premium payments by wire transfer. If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-322-7353 for instructions on wiring funds to us. Certain charges are deducted from the premium payments you make.

Tax-Free Exchanges ("1035 Exchanges").  We will accept a part of or all of your initial premium from one or more contracts insuring the same insured that qualify for tax‑free exchanges under Section 1035 of the Internal Revenue Code.  If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Transfers
General
You or your authorized representative of record may make transfers among the subaccounts or among the subaccounts and the fixed account. You will be bound by any transfers made by your authorized representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request.  We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

The following features apply to transfers under the Policy:
•
You may request transfers in writing (in a form we accept) to our mailing address, or by fax or by telephone to our administrative office, or electronically through our website (www.tflic.com/ny). Please Note: Certain subaccounts have similar names. It is important that you state or write the full name of the subaccount when making a transfer request to ensure the request is in good order.

•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	Except as listed below, we may deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
	1.	We consider all transfers made in any one day to be a single transfer.
	2.	Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
	3.	Transfers among the ProFunds subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
	4.	Transfers under dollar cost averaging and asset rebalancing currently are not treated as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received, in good order, in writing at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern Time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, or on a day the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE. (If you send your request by fax, be sure to use the correct fax number. Please see "Telephone, Fax and Online Privileges.")
Disruptive Trading and Market Timing
 The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below and they may have a greater risk than other portfolios of suffering the harmful effects of market timing and disruptive trading.

Statement of Policy. This variable insurance Policy was not designed to accommodate market timing or facilitate frequent or large trading through transfers among the subaccounts or between the subaccounts and the fixed account by market timers or frequent or disruptive traders. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other policyowners, beneficiaries and underlying fund portfolios. The adverse effects include:

1.
Dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

2.
An adverse effect on portfolio management, such as (a) impeding a portfolio manager's ability to sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

3.	Increased brokerage and administrative expenses.

These risks and costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any policyowner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some policyowners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by policyowners or persons engaged in trading on behalf of policyowners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

For policies with Portfolio Allocation Method, the effect of transfers pursuant thereto may be considered disruptive for certain underlying fund portfolios. As a result, policyowners using Portfolio Allocation Method may have to change their selected underlying fund portfolios.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable life policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:
•	impose redemption fees on transfers; or
•
expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of  a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on policyowners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we do not monitor transfer requests from policyowners or persons acting on behalf of policyowners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Policyowners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual policyowners, and to restrict or prohibit further purchases or transfers by specific policyowners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio. Please read the fund's prospectus for information about restrictions on transfers.

Omnibus Orders. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual policyowners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures.

We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other policyowners of underlying fund portfolio shares, as well as the policyowners of all of the variable annuity contracts or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds Subaccounts.  Because the above restrictions do not apply to the ProFunds subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).
Telephone, Fax and Online Privileges
  Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1‑800‑322-7353, Monday ‑ Friday, between the hours of 8:30 a.m. ‑ 7:00 p.m. Eastern Time, or fax your instructions to our subaccount transfer fax number 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620).  You may also request transfers through our website, www.tflic.com/ny. Please Note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.

Please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax transfer order in writing.
•	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our mailing address or through our fax number (1-727-299-1620).
•	We will not be responsible for same-day processing of transfers if the transfer order is faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
•
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and electronic transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.
Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your registered representative's or Transamerica   Financial's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing.

You should protect your personal identification number ("PIN") and your user ID and password because self-service options will be available to your authorized representative and to anyone who provides your identifying information. We will not be able to verify that the person using your PIN on the automated phone line or providing instructions online is you or one authorized by you.

Note:  Your requests that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a request after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.
Fixed Account Transfers
Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we change this, we will notify you at the time of transfer.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of 25% of the amount in the fixed account or the amount you transferred from the fixed account in the immediately prior Policy year. Note: These restrictions may prolong the period of time it takes to transfer your total cash value in the fixed account to the subaccounts and, therefore, you should carefully consider whether investment in the fixed account meets your needs and investment criteria.

These restrictions do not apply to dollar cost averaging transactions. However, the transfer may not be greater than the unloaned portion of the fixed account on the valuation date on which we receive the transfer request.

We will make the transfer at the end of the valuation date on which we receive the request in good order, at our administrative office (for telephonic and facsimile transactions) or at our mailing address (for written correspondence).   We reserve the right to require that you make the transfer request in writing and that we receive the written request no later than 30 days after a Policy anniversary.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.
Conversion Rights
If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing, in good order, to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer  all the subaccount value in that portfolio to the fixed account without a transfer charge.  We must receive your request to transfer the subaccount value to the fixed account, in good order, within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.
Reduced Paid-Up Benefit

You may transfer all values from the subaccounts to the fixed account and purchase a Reduced Paid-Up Benefit without incurring a transfer charge.  We must receive at our administrative office your written request, in good order, for such a transfer and purchase of a Reduced Paid-Up Benefit at least 30 days before the next Policy anniversary, and will no longer permit premium payments, Policy loans, withdrawals or transfers after receiving such written request.

The amount of the Reduced Paid-Up Benefit is based upon:

•	Net surrender value on the date this benefit takes effect.
•	The cost of insurance rates guaranteed in your Policy.
•	The guaranteed interest rate for the fixed account.

The Reduced Paid-Up Benefit amount cannot exceed the current death benefit proceeds.  Any net surrender value not used to purchase the Reduced Paid-Up Benefit will be paid to you.  The amount of the Reduced Paid-Up Benefit will remain level and will not be less than that required by law.

At any time preceding the death of the insured, you may surrender the Reduced Paid-Up Benefit for its then current value based on the guaranteed cost of insurance rates and the guaranteed interest rate for the fixed account specified in the Policy.
Dollar Cost Averaging
Dollar cost averaging is a strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of allocating most of your premium to the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the Transamerica Aegon Government Money Market VP subaccount or the Transamerica JP Morgan Core Bond VP subaccount, or the fixed account, to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the record date. We will make the first transfer in the month after we receive your request, in good order, at our mailing address or by facsimile at our administrative office, provided that we receive the form by the 25th day of the month. (Note: As stated on the dollar cost averaging form, the date that you select cannot be the 29th, 30th or 31st of any month.)

To start dollar cost averaging:	•	You must submit to us, in good order, at our mailing address (or by facsimile to our administrative office) a completed form signed by the owner requesting dollar cost averaging.
	•	You must have at least $5,000 in each subaccount or the fixed account from which we will make transfers.
	•	Your total transfers each month under dollar cost averaging must be at least $100.
	•	Each month, you may not transfer more than one tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if any of the following occur:	•	We receive, in good order, at our mailing address (or by facsimile or by telephone at our administrative office) a request to discontinue participation from you or your authorized representative.
	•	The value in the accounts from which we make the transfers is depleted.
	•	You elect to participate in the asset rebalancing program.
	•	You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program but later decide that you would like to participate again, you must submit (in good order) a new dollar cost averaging form. We may modify, suspend, or discontinue dollar cost averaging at any time.
Asset Rebalancing Program
We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular allocation percentage among the subaccounts you have selected.   Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your asset rebalancing instructions. Cash value in the fixed account is not available for this program and this program is not available in conjunction with the dollar cost averaging program. We make no guarantee that participating in this program will result in a profit or protect you from a loss.

 You may elect asset rebalancing to occur on a monthly, quarterly, semi‑annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address (or by facsimile at our administrative office), we will change your premium allocations to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. If you do not indicate a specific date, we will use the date that we receive the form. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made.  If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•
You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office), a completed asset rebalancing request form, signed by the owner before the maturity date.

	•	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. (We reserve the right to count such allocations as part of your free transfers in the future.)

Asset rebalancing will cease if:	•	You elect to participate in the dollar cost averaging program.
•
We receive, in good order, in writing to our mailing address, (or by facsimile or telephone to our administrative office), a request to discontinue participation from you or your registered representative.

	•	You make any transfer to or from any subaccount other than under a scheduled rebalancing.
	•	You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we may restrict your right to re‑enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.
Third Party Asset Allocation Services
 We do not offer any asset allocation programs or any allocation models for use with your life insurance policy.  You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies.  Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.  Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor.  Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your authorized registered representative or investment advisors.  We reserve the right to discontinue doing so at any time and for any reason.  We may require registered representatives or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Transamerica Financial as a condition of our accepting transactions on your behalf.  The administrative agreement may impose limitations on the registered representative's or investment advisor's ability to request financial transactions on your behalf.  These limitations, which are discussed in the section entitled "Transfers - Disruptive Trading and Market Timing," are intended to (i) minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio or (ii) to comply with specific restrictions or limitations imposed by a portfolio(s) of Transamerica Financial.

Please Note:
•
Limitations that we may impose on your authorized registered representative or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus. Any third party asset allocation service may be terminated at any time by the owner or by the third party service by sending written instruction to our mailing address.

•	The practices and procedures described above do not apply to any asset allocation portfolios that are available as investment options under the Policy.

Policy Values
Cash Value
Your cash value:

●	Is determined on the Policy date and on each valuation date.
●
Equals the sum of all amounts invested in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.

●	Serves as the starting point for calculating values under a Policy.
●
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

●	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value
The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address. You may also fax your request to 1-727-299-1620.

Net surrender value on any valuation	•	The cash value as of such date; minus
date equals:	•	Any surrender charge as of such date; minus
	•	Any outstanding Policy loan amount; plus
	•	Any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next Policy anniversary.
Subaccount Value
The cash value in a subaccount is referred to as "subaccount value." At the end of any valuation period, subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount. (Note: Subaccount transactions are converted to units for accounting purposes.)

The number of units in any subaccount on	•	The initial units purchased at unit value on the record date; plus
any valuation date equals:	•	Units purchased with additional net premium(s); plus
	•	Units purchased due to a loan repayment; plus
	•	Units purchased via transfers from another subaccount or the fixed account; minus
	•	Units redeemed to pay for monthly deductions; minus
	•	Units redeemed to pay for cash withdrawals; minus
	•	Units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account); minus
	•	Units redeemed to pay pro rata decrease, cash withdrawal and transfer charges; minus
	•	Units redeemed due to any refund of premiums allocated to that subaccount.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received (i) at our mailing address (for written requests or payments by check) or (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions).
Subaccount Unit Value
The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	•
The total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	A charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the daily mortality and expense risk charge; minus
	•	The accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	The number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern Time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.
Fixed Account Value
On the Policy date, the fixed account value is equal to the cash value allocated to the fixed account, less the portion of the first monthly deduction that is subtracted from the fixed account.

The fixed account value at the end of any	•	The sum of net premiums allocated to the fixed account; plus
valuation period is equal to:	•	Any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	Total interest credited to the fixed account; minus
	•	Amounts charged to pay for monthly deductions; minus
	•	Amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals, transfer charges or any other fees and charges; minus
	•	Amounts transferred from the fixed account (including amounts transferred to the loan reserve account) to a subaccount; minus
	•	Any refund of premium allocated to the fixed account.
Death Benefit
Death Benefit Proceeds
We will determine the amount of and pay the death benefit proceeds on any Policy in force on the date of death upon receipt, in good order, at our administrative office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information that we need. We will pay interest on the death benefit from the date of death to the date of payment.  The annual interest rate will be at least 1%. We may require that the Policy be returned.  The date of death is used for valuation and is then adjusted based on the death benefit option chosen. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

The death benefit is equal to:	•	The amount determined based on the death benefit option that you select (described below); minus
	•	Any monthly deductions due during the grace period (if applicable); minus
	•	Any outstanding loan amount; plus
	•	Any additional insurance in force provided by rider; plus
	•	Any interest you paid in advance on the loan(s) for the period between the date of death and the next Policy anniversary.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.
Death Benefit
The Policy offers three death benefit options - Option A, Option B and Option C. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer.  This is an important decision.  If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death adjusted as shown above.

The Policy is intended to qualify under Section 7702 of the Internal Revenue Code, as a life insurance policy for federal tax purposes.  The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted or amended to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments (retroactively and prospectively), to any monthly deductions or supplemental benefits that are consistent with such an increase. We may deduct retroactive adjustments from the cash value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deductions.

 Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets the Guideline Premium Test ("GPT"). The GPT has two components, a premium limit component and a corridor component.  The premium limit restricts the amount of premium that can be paid into the Policy.  The corridor requires that the death benefit be at least a certain percentage (varying each year by attained age of the insured) of the cash value.

Option A
The death benefit equals the greatest of:	1.	The specified amount; or
	2.	A specified percentage called the "limitation percentage" as shown on your Policy's schedule page; multiplied by the cash value on the insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age	Limitation Percentage

40 and under	250%
41 to 45	250% of cash value minus 7% for each age over age 40
46 to 50	215% of cash value minus 6% for each age over age 45
51 to 55	185% of cash value minus 7% for each age over age 50
56 to 60	150% of cash value minus 4% for each age over age 55
61 to 65	130% of cash value minus 2% for each age over age 60
66 to 70	120% of cash value minus 1% for each age over age 65
71 to 75	115% of cash value minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% of cash value minus 1% for each age over age 90
96 and older	100%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Example. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option A, a Policy with a $50,000 specified amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.5 multiplied by the cash value, any time the cash value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 specified amount. Each additional dollar added to the cash value above $20,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $20,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

Option B
The death benefit equals the greatest of:	1.	The specified amount; plus the cash value on the insured's date of death; or
	2.	The limitation percentage as shown on your Policy's schedule page, multiplied by the cash value on the insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
Under Option B, the death benefit always varies as the cash value varies.

Option B Example. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $50,000 will generally pay a death benefit of $50,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.5 multiplied by the cash value. As a result, if the cash value of the Policy exceeds $33,333, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $33,333 will increase the death benefit by $2.50.
Similarly, any time the cash value exceeds $33,333, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Option C
The death benefit equals the greatest of:	1.	The death benefit under Option A; or
	2.	The specified amount multiplied by an age-based "factor"
		equal to the lesser of:
		1.0 or
		0.04 times (95 minus insured's attained age at death) (the "factor" will never be less than zero);
		plus the cash value on the insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured's attained age.  Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.
Option C – Three Examples.
1.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $12,000 will have a death benefit of $52,000 [ $50,000 x the minimum of ( 1.0 and (0.04 x (95-75))) + $12,000 ].

2.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $50,000, since the calculation of $50,000 times the minimum of [1.0 and (0.04 x (95-75))] plus $9,000 is less than the specified amount.

3.  Assume that the insured is under attained age 71 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and a cash value of $10,000 will have a death benefit of $110,000, because through attained age 70 the minimum of [1.0 and (0.04 x (95-age))] is always 1.0. Until the insured attains age 71, the Option C death benefit is the same as the Option B death benefit.
Effect of Cash Withdrawals on the Death Benefit
If Option A of the Policy is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.  Regardless of which death benefit in effect, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. For a description of the effect of cash withdrawals on the death benefit option that you select, please refer to the section entitled "Surrenders and Cash Withdrawals – Cash Withdrawal Conditions" in this prospectus.

Choosing Death Benefit Options
You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, Option A will become the death benefit option for your Policy, by default.
You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.
Changing the Death Benefit Option
After the third Policy year, you may change your death benefit option once each Policy year. Changing the death benefit option may affect the specified amount.  We will notify you of the new specified amount.
Changes to the Death Benefit Option are subject to the following conditions:
•
You must send your written request, in good order, to our mailing address or fax it to our administrative office at us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number. Please see "Telephone and Fax Privileges.")

•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.
Decreasing the Specified Amount
After the Policy has been in force for three years, you may decrease the specified amount once each Policy year.  A decrease in the specified amount may affect your cost of insurance charge and your minimum monthly guarantee premium, and may have adverse federal tax consequences.

You should consult a tax advisor before decreasing your Policy's specified amount.

Conditions for decreasing the specified amount:	•	You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620.
	•	You may not decrease your specified amount lower than the minimum specified amount shown on your Policy schedule page.
	•	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	We may limit the amount of the decrease to no more than 20% of the specified amount.
	•	A decrease in specified amount will take effect on the Monthiversary on or next following the date we receive your written request.
	•	We will assess a pro rata decrease charge against the cash value if you request a decrease in your specified amount within the first 15 Policy years.
No Increases in the Specified Amount
We do not allow increases in the specified amount.  If you want additional insurance, you may purchase a term rider (PIR) or purchase an additional policy(ies) naming the same owner.
Payment Options
There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under "Settlement Options" in this prospectus.

Surrenders and Cash Withdrawals
Surrenders
You must make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request, in good order, at our mailing address. You may also fax your request to our administrative office at 1-727-299-1620. We may require an original signature with your request. Written requests to surrender a Policy that are received at our mailing address (or faxed to our administrative office)   before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive the written request at our mailing address (or a fax request at our administrative office) after the NYSE closes or on a day that the NYSE is closed for trading, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All surrender requests must be submitted in good order to avoid a delay in processing your request.

The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address.  You will incur a surrender charge if you surrender the Policy during the first 15 Policy years.

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum (by check) within seven days or under a settlement option period.  A surrender may have tax consequences. For more information regarding tax consequences, please refer to the section entitled "Federal Income Tax Considerations" in this prospectus.
Cash Withdrawals
After the first Policy year, you may request a cash withdrawal of a portion of your surrender value subject to certain conditions. (Note: All requests for a withdrawal must be submitted in good order to avoid a delay in processing your request.)
Cash withdrawal conditions	•
You must send your written cash withdrawal request with an original signature, in good order, to our mailing address.  If your withdrawal request is less than $500,000, you may fax it to us at 1-727-299-1620.

	•	We may limit the number of Policy withdrawals to one cash withdrawal per Policy year.
	•	We may limit the amount you can withdraw to a minimum of $500, and to no more than 10% of the net surrender value. The remaining net surrender value after the cash withdrawal must be at least $500.
	•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•
You may specify the subaccounts and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.  If this is not possible, the withdrawal amount will be withdrawn pro-rata from all accounts.

	•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order, at our mailing address or our administrative office.
	•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
	•	A withdrawal from the Transamerica Government Money Market VP portfolio or the ProFund VP Government Money Market fund may be subject to a redemption fee.
	•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	A cash withdrawal may have tax consequences.
•
Your requests for a cash withdrawal that are received at our mailing address (or faxed to our administrative office per the above instructions) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All cash withdrawal requests must be submitted in good order to avoid a delay in processing your request.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $30 for an overnight delivery ($35 for Saturday delivery) and $50 for wire service. You can obtain further information about these charges by contacting us at our mailing address or our administrative office.
Canceling a Policy (Note: This Policy is not available for new sales.)
You may cancel the Policy for a refund during the free-look period by returning it, with a written request to cancel the Policy, to our mailing address. You may also fax your request to 1-727-299-1620 along with page 3 of the Policy. (If you send your request by fax, be sure to use the correct fax number.) The free-look period expires 10 days after you receive the Policy.  If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued.
We will pay the refund within seven days after we receive, in good order, the returned Policy at our mailing address (or a fax request and page 3 of the Policy are received in good order at our administrative office). The amount of the refund will be the total of all premiums you paid under the Policy. Please note: If you have submitted a recent check or draft, we have the right to defer payment of the refund until such check or draft has been honored.
Signature Guarantees
Signature guarantees are relied upon as a means of preventing the perpetration of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:
•	All requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more.
•	Any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's Policy.
•
Any disbursement request when Transamerica Financial has been directed to send proceeds to a different address from the address of record for that owner's account.  Please Note:  This requirement will not apply to disbursement requests made in connection with exchanges of one life policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

•	Any financial transaction where the owner's signature on a request submitted does not match the signature in our files.

An investor can obtain a signature guarantee from financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

•	National and state banks
•	Savings banks and savings and loan associations
•	Securities brokers and dealers
•	Credit unions

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.   Notarization will not substitute for a signature guarantee.

Loans
General
After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy's net surrender value as the only security for the loan. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from and secured by a Policy may have tax consequences. See "Federal Income Tax Considerations."

Policy loans are subject to	•	We may require you to borrow at least $500.
certain conditions:	•	The maximum amount you may borrow is 90% of the cash value, minus any surrender charge and minus any outstanding loan amount.

When you take a loan, we will withdraw an amount equal to the requested loan, plus interest in advance until the next Policy anniversary, from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, then the withdrawal amount will be withdrawn pro-rata from the subaccounts and the fixed account. We will transfer that amount to the loan reserve account. The loan reserve is part of our fixed account.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address or, in limited circumstances described below, by telephone or fax at our administrative office. We may postpone payment of loans under certain conditions.

You may request a loan of up to $50,000 by telephone by calling us at 1‑800‑322-7353, Monday – Friday, between the hours of 8:30 a.m. ‑ 7:00 p.m. Eastern Time. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

If your loan request is less than $500,000, then you may fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.) If your loan request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

Your requests for a loan that are received at our mailing address (or faxed to our administrative office per the above instructions) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All loan requests must be submitted in good order to avoid a delay in processing your request.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received. You may also call our administrative office at 1-800-322-7353 to request a manual draft to be applied to a loan repayment or to pay off the loan.

At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.
Loan Interest Spread
The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account.  We will charge you an annual interest rate on a Policy loan of 5.66% in advance (6.00% effective annual interest rate, after rounding) on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

Loan Reserve Interest Rate Credited
We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%.  We may credit a higher rate, but we are not obligated to do so.

After the tenth Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less cash withdrawals and any outstanding loan amount including accrued loan interest at an interest rate equal to the interest rate we charge on the total loan.  The remaining portion, equal to the cost basis, is currently credited an effective annual rate of 4.75%.
Effect of Policy Loans
A Policy loan reduces the death benefit and net surrender value by the amount of any outstanding loan amount. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount in the loan reserve account equal to the amount of the outstanding loan plus interest charged in advance until the next Policy anniversary.  This amount is not affected by the separate account's investment performance, and may not be credited with the interest rates accruing on any unloaned portion of the cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

We also charge interest on Policy loans at an effective annual rate of 6.00%.  Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.
Policy Lapse and Reinstatement
Lapse
Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse guarantee as described below. Once the no lapse period ends, or if the no lapse guarantee is not in effect, your Policy may lapse if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums (as discussed below) to offset the cost of monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address (according to our records) and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61‑day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon, among other factors, the characteristics of the insureds, riders associated with your Policy, and your Policy's specified amount.  If your Policy does lapse and you choose to reinstate it, you will be required to make additional payments.  The payments needed to reinstate the Policy will depend on whether the no lapse date has passed.  Please refer to the section of this prospectus entitled "Reinstatement" for a description of the payments that may be required to reinstate your Policy.

No Lapse Guarantee
As noted above, the Policy provides a no lapse guarantee for the first five Policy years.  As long as you keep the no lapse guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deductions, the Policy will not lapse as long as the no lapse guarantee is in effect. The no lapse guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse guarantee is still in effect.  If the no lapse guarantee is not in effect, and the Policy is still in force, it can be restored by paying, any time before the no lapse date, minimum monthly guarantee premiums sufficient to cover the period from the Policy date up to and including the current month.

Keeping the no lapse guarantee in effect	•	The no lapse guarantee will not remain in effect if you do not pay sufficient minimum monthly guarantee premiums.
	•	You must pay total premiums (minus cash withdrawals, any outstanding loan amounts, and any pro rata decrease charge) that equal at least:
> The sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

You will lessen the risk of Policy lapse if you keep the no lapse guarantee in effect for each month from the Policy Date up to and including the current month. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse guarantee.
See "Minimum Monthly Guarantee Premium" for a discussion of how the minimum monthly guarantee premium is calculated and can change.
Reinstatement
We may reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). You may not reinstate the Policy if it has been surrendered for cash surrender value. Any reinstatement must be made during the lifetime of the insured. Before we reinstate the Policy we will require all of the following:

•
Submit a written application for reinstatement, in good order, to our mailing address or fax your request to our administrative office at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.)

•	Submit the insured's written consent to reinstate.
•	Submit evidence of insurability that is satisfactory to us that the insured continues to qualify for the same underwriting class and any substandard rating upon which we based issuance of the Policy.
•
Make a minimum premium payment sufficient to provide a net premium that is large enough to cover any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement.

•	Payment of an additional amount sufficient to cover any surrender charge that would apply at the time of reinstatement.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate any indebtedness (i.e., outstanding loan plus any accrued loan interest at the time your Policy lapsed).
Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy
A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.
Tax Treatment of Policy Benefits
In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702.  Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the cash value to the death benefit.  As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries.  Also, any increase in accumulation value should generally not be taxable until received by you or your designee.  However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain in the Policy when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.  Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be considered an amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Changes that would cause a contract to enter a new seven-year test period include, for example, an increase in the death benefit that is not the result of a premium necessary to keep the Policy in-force. Additionally , a reduction in benefits during a seven-year test period could cause a Policy to become a MEC.  Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC.  If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive.  If a payment would cause your Policy to become a MEC, you and your registered representative will be notified and we will not apply the premium.  At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs.    Policies classified as MECs are subject to the following tax rules:

•
All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•
Loans taken from or secured by (e.g., by assignment) or pledges of such a Policy and increases in cash value secured by such loan or pledge are treated as distributions and taxed accordingly.  If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•
A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have reached age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•
If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a Policy that are made within two years before the Policy becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions, which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years, may be treated in whole or in part as ordinary income subject to tax.  Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MECs.

Policy Loans.  Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time.  The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made reduced by a withdrawal or distribution from the Policy that are tax-free.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year.  Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.  If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad.  Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States.  The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance.  In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance companies used in split-dollar arrangements. The IRS recently issued new guidance regarding concerns in the use of life insurance in employee welfare plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor. In addition,  Section 101(j) of the Internal Revenue Code  imposes notice, consent and other provisions on policies owned by employers, and certain of their affiliates, owners and employees to receive death benefits tax free and requires additional tax reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Same Sex Relationships.  Same sex couples have the right to marry in all states.  The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy or any Rider.  Individuals in other arrangements, such as, civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized under the relevant state law will not be treated as married or as spouses as defined in the Policy.  Therefore, tax treatment of individuals who do not meet the definition of "spouse" have adverse tax consequences and/or may not be permissible.  Please consult a tax advisor for more information on this subject.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation‑skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation‑skipping and other taxes. Special Rules for Pension Plans and 403(b) Arrangements.  If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus.  The purchase may also affect the qualified status of the plan.  You should consult a qualified tax advisor in connection with such purchase. Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Please Note:
•
Foreign Account Tax Compliance Act ("FATCA"). The discussion above provides general information regarding U.S. federal income tax consequences to life insurance and annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies and annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. FATCA imposed additional reporting and documentation requirements where non-U.S. entities (including foreign corporations, partnerships, and trusts) purchase policies to identify U.S. persons who are beneficial owners of the policies. Additional withholding of U.S. tax may be imposed if such documentation is not provided. In furtherance of FATCA implementation, the U.S. has entered into Inter-Government Agreements ("IGA's") with various foreign governments that require an exchange of information between U.S. financial institutions, including Transamerica Financial and the foreign governments regarding purchases of life insurance and annuities by their respective citizens.   Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy or an annuity contract purchase.

•
In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. The 2010 Taxpayer Relief Act generally extended the EGTRRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.  The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes.  This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses possible taxation of the Policy and its benefits in light of your needs and those of your beneficiaries under all possible scenarios.

Other Policy Information
Settlement Options
If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum by check or as a series of regular income payments under one of the three settlement options described below.  In either event, life insurance coverage ends.  Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options.  If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum.  We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account.  Instead, the only entitlement will be the amount of the payment specified under the terms of the settlement option chosen.  Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on:

•	The amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death.
•	The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%).
•	The mortality tables we use.
•	The specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	Only for the life of the payee, at the end of which payments will end; or
	•	For the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	For the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:
> The full amount paid to the payee before the payee's death; or
> Two-thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co-payee.
Benefits at Maturity
If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 95th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.
Payments We Make
We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death, in good order, at our mailing address. However, we can postpone such payments if any of the following occur:

•	The NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted.
•	The SEC permits, by an order, the postponement for the protection of policyowners.
•	An emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.
In addition, pursuant to SEC rules, if the Transamerica Aegon Government Money Market VP portfolio or the ProFund VP Government Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of such portfolio or as a result of portfolio liquidity levels, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Transamerica Aegon Government Money Market VP sub-account or the ProFund VP Government Money Market subaccount until the portfolio pays redemption proceeds.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about you and your account to government regulators.
Split Dollar Arrangements
You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., net surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us, in good order, at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act (the "Act") was enacted in 2002.  The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan was not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department  issued final regulations that would significantly affect the tax treatment of such arrangements.  The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies.  Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.
Policy Termination
Your Policy will terminate and all benefits under it will cease on the earliest of the following:

•	The date the policy matures.
•	The date the Policy lapses.
•	The date we receive, in good order, your written request to surrender or terminate; or
•	The date of the insured's death.
Assignment of the Policy
You may assign your Policy by filing a written request with us.  We will not be bound by any assignment until we record it in our records.  Unless otherwise specified by you, the assignment will then take effect on the date this assignment form is received in good order by the Company and accepted at our administrative office.

We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it.  Any death benefit which becomes payable to an assignee will be payable in a single sum and will be subject to proof of the assignee's interest and the extent of the assignment. To terminate the assignment, we will need a release of assignment form dated and completed by the assignee.  If a corporation, we require a corporate resolution noting the authorized person(s).
Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to your Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

We may discontinue offering riders at any time without notice, unless the rider specifically states otherwise.  Some riders may only be elected at the time of application. Once a rider is elected it cannot be terminated without your consent (or by operation of law) if all terms and conditions are fully satisfied.
Primary Insured Rider ("PIR")
Under the PIR, we provide term insurance coverage on the insured on a different basis from the coverage in the Policy.

Features of PIR:	•	The rider increases the Policy's death benefit by the rider's face amount.
	•	The rider may be purchased for issue ages 0‑70.
	•	The rider terminates on the anniversary nearest to the insured's 79th birthday.
	•	The minimum purchase amount for the rider is $25,000. There is no maximum purchase amount.
	•	We do not assess any additional surrender charge for the rider.
	•	Generally PIR coverage costs less than the insurance coverage under the Policy, but has no cash value.
	•	You may cancel or reduce your rider coverage without decreasing your Policy's specified amount.
	•	You may generally decrease your specified amount without reducing your rider coverage.

Conditions to convert the rider:	•	Your request must be in writing, in good order, and sent to our mailing address.
	•	The primary insured has not reached the anniversary nearest to his/her 70th birthday.
	•	The new policy is any permanent insurance policy that we currently offer.
•
Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy.

	•	We will base your premium on the primary insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	•	The Policy anniversary on or nearest the insured's 79th birthday; or
	•	The date the Policy terminates for any reason except for the death of the primary insured; or
	•	The date of conversion of this rider; or
	•	The Monthiversary when the rider terminates upon the owner's written request.

It may cost you less to reduce your PIR coverage than to decrease your Policy's specified amount, because we do not deduct a surrender charge in connection with your PIR.  It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR. Please refer to the fee table for your Policy to determine the charges for this rider.

You should consult your registered representative to determine if you would benefit from PIR. We may discontinue offering PIR at any time. We may also modify the terms of this rider for new policies.
Other Insured Rider
This rider may insure the spouse or life partner and/or dependent children of the  insured. Subject to the terms of the rider, we will pay the specified amount of the rider to the primary insured.  We will pay the rider's face amount when we receive proof, in good order, at our administrative office of the other insured's death.  Available for issue ages 0-70, our minimum face amount for this rider is $10,000. The maximum face amount is the lesser of $500,000 or the total amount of coverage on the insured.  The maximum number of Other Insured Riders that is allowed on any one Policy is five (5).  Subject to the following conditions,  on any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

Conditions to convert the rider:	•	Your request must be in writing, in good order, and sent to our mailing address.
	•	The other insured has not reached the anniversary nearest to his/her 70th birthday.
	•	The new policy is any permanent insurance policy that we currently offer.
•
Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy.

	•	We will base your premium on the other insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	•	The maturity date of the Policy; or
	•	The anniversary nearest to the other insured's 79th birthday; or
	•	The date the Policy terminates for any reason except for death of the insured; or
	•	31 days after the death of the insured; or
	•	The date of conversion of this rider; or
	•	The Monthiversary when the rider terminates upon the owner's written request.
Children's Insurance Rider
This rider provides insurance on the insured's children who are between the ages of 15 days and 18 years on the effective date of the rider or when later added to the rider due to birth or legal adoption.  The coverage for any insured child will terminate on the Monthiversary following that child's 25th birthday (or that child's death, if sooner).

Our minimum face amount for this rider is $2,000 and the maximum face amount is $10,000. We will pay a death benefit once we receive proof, in good order, at our mailing that the insured child died while the rider was in force for that child. At each child's age 25, this rider may be converted to a new policy for five times the face amount of the rider. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child for an amount equal to the face amount of the rider.
Accidental Death Benefit Rider
Available to insureds issue ages 15 to 59, our minimum specified amount for this rider is $10,000. The maximum specified amount available for the rider is the lesser of (i) $150,000 or (ii) 150% of the Policy's specified amount.

Subject to certain limitations, we will pay the specified amount if the death of the insured results solely from accidental bodily injury where:

•	The death is caused by external, violent, and accidental means.
•	The death occurs within 90 days of the accident.
•	The death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	The Policy anniversary nearest the primary insured's 70th birthday; or
•	The date the Policy terminates; or
•	The Monthiversary when this rider is terminated upon the owner's written request.
Terminal Illness Accelerated Death Benefit Rider
This rider allows us to pay all or a portion of the death benefit once we receive proof, in good order, at our mailing address that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a single-sum benefit equal to:

•	The death benefit on the date we pay the single-sum benefit; multiplied by
•	The election percentage of the death benefit you elect to receive; divided by
•	1 + i ("i" equals the current yield on 90‑day Treasury bills or 5%, whichever is greater) ("discount factor"); minus
•	Any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	The death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	The benefit available under any PIR in force.

A single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

The rider terminates at the earliest of:

•	The date the Policy terminates.
•	The date a settlement option takes effect.
•	The date we pay a single‑sum benefit.
•	The date you terminate the rider.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

We do not assess an administrative charge for this rider; if the rider is exercised, however,  we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  Suppose that the current yield on 90-day U.S. Treasury bills is 6.00%.  Because 6% is greater than 5% , the interest rate that will be used to discount the single sum benefit is 6%.  The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50 / 1.06) – ($10,000 x 0.50)].  After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values, including the loan balance, will be reduced by 50%.

Note: The tax consequences of requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.
Additional Information
Unclaimed and Abandoned Property
 Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Sending Forms and Transaction Requests in Good Order
We cannot carry out your instructions to process a transaction relating to the Policy until we have received your instructions in good order at our mailing address (or our administrative office, as appropriate).  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents, if applicable) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
Distribution of the Policies (This Policy in not currently available for new sales.)

Distribution and Principal Underwriting Agreement. TCI, our affiliate, serves as principal underwriter for the Policies pursuant to the terms of a principal underwriting and distribution agreement with TCI for the distribution and sale of the Policies.  We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.
We have discontinued new sales of the Policies.  You may, however, continue to make premium payments to fund your Policy pursuant to its terms, and exercise other rights and options under your Policy—such as reallocating your Policy value among investment options, making partial withdrawals, surrendering your Policy, and making changes in ownership of your Policy.
Compensation to Broker-Dealers Who Sold the Policies.  The Policies have been offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay ongoing commissions through TCI to the selling firms for their past sales of the Policies.

The selling firms are paid commissions for the promotion and sale of policies according to one or more schedules.  The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 201 6 was, on average, 3.50% of all premiums paid during Policy years 2 – 10.  We will pay an additional trail commission of up to 0.25% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $10,000.

To the extent permitted by rules of the Financial Industry Regulatory Authority ("FINRA"), Transamerica Financial,  TCI, TFA , and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives that may be based, in part, on premiums paid after the initial premium. These arrangements are described further below.

The sales representative who sold you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its sales representative and the firm's internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you.  You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation for Affiliated Wholesaling and Selling Firms.  Our parent company provides paid-in capital to TCI and pays for TCI's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Transamerica Financial's main distribution channel is TFA, an affiliate, that sells Transamerica Financial products. Transamerica Financial covers the cost of TFA's various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and employee benefits that are provided directly to TFA.  These facilities and services are necessary for TFA's administration and operation, and Transamerica Financial is compensated by TFA for these expenses based on TFA's usage.  In addition, Transamerica Financial and other affiliates pay for certain distribution expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy that are distributed to current owners of the Policy.

 In addition, TFA's managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation.  If you purchased the Policy through one of our affiliated selling firms, then your payment of additional premiums on the Policy  may help sales representatives and/or their managers qualify for certain cash or non-cash benefits, and may provide such persons with special incentive to sell our Policies.  For example, TFA's registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Transamerica Financial's ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by TFA's representatives may be matched by TFA.  TFA's sales representatives may also be eligible to participate in a stock option and award plan.  Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms.   We may continue to pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives.

These special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria.  For instance, "overrides" (i.e.; commissions paid to an agent or managing general agent for premium volume produced by other agents) were offered as incentives to our affiliate, TFA, for certain products in 201 6 .

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses and other incentive we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber‑attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying fund portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your cash value. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or transactions with the underlying fund portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying fund portfolios available under the Policy to lose value. There can be no assurance that we, the underlying portfolios or our service providers will avoid losses affecting your Policy that result from cyber‑attacks or information security breaches in the future.

The New York State Department of Financial Services ("DFS") has determined that the financial services industry is a significant target of cybersecurity threats.  As such, DFS promulgated "Cybersecurity Requirements For Financial Services Companies" which sets forth certain regulatory minimum standards for cybersecurity programs designed to protect the confidentiality, integrity and availability of the financial services company's information systems to take effect on March 1, 2017 (Part 500 of Title 23 of the Official Compilation of Codes, Rules and Regulations of the State of New York).

Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business.  Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate.  In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.
The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property.  The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.
Financial Statements
The financial statements of Transamerica Financial and the separate account are included in the SAI.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office
Our administrative office address is 570 Carillon Parkway, St. Petersburg, Florida 33716-1294. Our phone number is 1-800-322-7353; our facsimile numbers are 1-727-299-1648 (for subaccount transfers only); and 1-727-299-1620 (for all other requests).  Our administrative office serves as the recipient of all facsimile and telephonic transactions, including but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments).  Our hours are Monday- Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.  Please do not send any checks, claims, correspondence or notices to this address; send them to the mailing address (see below).

attained age	The issue age of the person insured, plus the number of completed years since the Policy date.

Base Policy	The TFLIC Financial Freedom Builder variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	The sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan, including any accrued loan  interest, and any charges that are due and payable. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.

face amount	The dollar amount of coverage stated in any rider that you may add to your Policy.

fixed account
 An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.  The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.

funds
Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

good order
An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents), so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request; a loan request; a request to surrender your Policy; a fund transfer request; or a death benefit claim must be in good order.

home office	Our home office address is 440 Mamaroneck Avenue, Harrison New York 10528-2418. Please do not send any money, correspondence or notices to this address; send them to the mailing address.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured's life remains insured.
indebtedness	Outstanding loan amounts at the time your Policy lapsed.
initial premium	The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on the schedule page of your Policy.
insured	The person whose life is insured by this Policy.
issue age	The insured's age on his or her birthday nearest to the Policy date.
lapse
When life insurance coverage ends because you do not have enough net surrender value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, or you are not current under the no lapse guarantee and you have not made a sufficient payment by the end of a grace period.

loan amount	The total amount of all outstanding Policy loans, including both principal and interest due.
loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.
mailing address
Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.  All premium payments and loan repayments made by check, and all claims, correspondence and notices should be sent to this address.

maturity date	The Policy anniversary nearest the insured's 95th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends.
minimum monthly	The amount shown on the Policy schedule page (unless changed when you change death guarantee premium
benefit options, decrease the specified amount or add, increase or decrease a rider) that we use during the no lapse guarantee to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place.  A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary
This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction
The monthly Policy charge, plus the monthly cost of insurance, plus the monthly charge for any riders added to the Policy, plus, if any, the pro rata decrease charge incurred as a result of a decrease in your specified amount.

mortality and expense	This charge is a daily deduction from each subaccount that is taken before determining the
risk charge	unit value of that subaccount.
net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge and the premium collection charge.
net surrender value
The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge as of such date, minus any outstanding loan amount, plus any interest you paid in advance on the loan as of such date.

no lapse date	The no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.
no lapse guarantee	The first five Policy years during which the Policy will not lapse as long as certain conditions are met.
planned periodic	A premium payment you make in a level amount at a fixed interval over a specified period of
premium	time.

Policy date
The date, generally, when our underwriting process is complete and full life insurance coverage goes into effect, the initial premium has been received, and we begin to make the monthly deductions.  The Policy date is shown on the schedule page of your Policy. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.
premiums	All payments you make under the Policy other than loan repayments.
pro rata decrease	Surrender charge that may be imposed upon a decrease in specified amount during the first 15
charge	Policy years.
record date
The date we record your Policy on our books as an in force Policy, and we allocate your cash value from the Transamerica Aegon Government Money Market VP subaccount to the accounts you selected on your application.

separate account
The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount ( may be referred to as "face amount" in riders)
The minimum death benefit we will pay under the Policy provided the Policy is in force. It is the amount shown on the Policy's schedule page, unless you decrease the specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose Option A (level) death benefit.  The in force specified amount is also referred to as the current specified amount.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.
surrender charge	If, during the first 15 Policy years, you fully surrender the Policy, we will deduct a surrender charge from the cash value.
termination	When the insured's life is no longer insured under the Policy or any rider, and neither the Policy (nor any rider) is in force.
valuation date
Each day the New York Stock Exchange is open for trading. Transamerica Financial is open for business whenever the New York Stock Exchange is open.  Please Note: Any day that Transamerica Financial is open for business, but the New York Stock Exchange is not open for normal trading, is not considered to be a valuation date.

valuation period
The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, the
Company	Transamerica Financial Life Insurance Company.
(Transamerica
Financial) TFLIC

written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine we need to take the action you request; and (3) be received at our administrative office.

you, your (owner	The person entitled to exercise all rights as owner under the Policy.
or policyowner)

Appendix A – Surrender Charge Per Thousand
(Based on the sex and rate class of the insured)

Issue Age	Male Ultimate Select/ Select	Male Ultimate Standard/ Standard	Male/ Female Juvenile	Female Ultimate Select/ Select	Female Ultimate Standard/ Standard
0	N/A	N/A	10.94(male)10.35(female)	N/A	N/A
1	N/A	N/A	8.16	N/A	N/A
2	N/A	N/A	8.16	N/A	N/A
3	N/A	N/A	7.92	N/A	N/A
4	N/A	N/A	7.68	N/A	N/A
5	N/A	N/A	7.68	N/A	N/A
6	N/A	N/A	7.68	N/A	N/A
7	N/A	N/A	7.68	N/A	N/A
8	N/A	N/A	7.68	N/A	N/A
9	N/A	N/A	7.68	N/A	N/A
10	N/A	N/A	7.68	N/A	N/A
11	N/A	N/A	7.68	N/A	N/A
12	N/A	N/A	7.68	N/A	N/A
13	N/A	N/A	7.92	N/A	N/A
14	N/A	N/A	8.16	N/A	N/A
15	N/A	N/A	8.40	N/A	N/A
16	N/A	N/A	8.52	N/A	N/A
17	N/A	N/A	8.88	N/A	N/A
18	8.72	9.20		8.72	9.20
19	8.84	9.32		8.84	9.32
20	8.96	9.44		8.96	9.44
21	9.16	9.88		9.16	9.64
22	9.32	10.04		9.32	9.80
23	9.52	10.24		9.52	10.00
24	9.68	10.40		9.68	10.40
25	9.88	10.84		9.88	10.60
26	10.56	11.28		10.32	11.04
27	11.00	11.72		10.76	11.48
28	11.40	12.12		11.16	12.12
29	12.08	12.80		11.84	12.56
30	12.52	13.24		12.28	13.00
31	13.04	14.00		12.80	13.52
32	13.76	14.48		13.52	14.24
33	14.28	15.24		14.04	14.76
34	14.76	15.96		14.52	15.48
35	15.52	16.48		15.04	16.00
36	16.20	17.40		15.34	16.56
37	16.85	18.40		15.65	16.93
38	17.25	19.56		15.98	17.32
39	17.66	20.56		16.32	17.73

Issue Age	Male Ultimate Select/ Select	Male Ultimate Standard/ Standard	Female Ultimate Select/ Select	Female Ultimate Standard/ Standard
40	20.28	21.96	19.32	20.52
41	21.64	23.56	20.68	22.12
42	23.08	25.24	21.30	23.24
43	23.90	27.08	21.80	23.82
44	24.57	29.12	22.33	24.43
45	25.27	30.04	22.89	25.06
46	26.02	31.02	23.48	25.73
47	26.81	32.05	24.10	26.43
48	27.64	33.13	24.75	27.16
49	28.53	34.28	25.45	27.94
50	29.47	35.49	26.18	28.75
51	30.47	36.77	26.95	29.61
52	31.53	38.12	27.76	30.51
53	32.66	39.55	28.63	31.46
54	33.86	41.05	29.54	32.45
55	35.12	42.62	30.51	33.51
56	36.47	44.29	31.53	34.62
57	37.90	46.04	32.63	35.80
58	39.43	47.89	33.80	37.07
59	41.05	49.86	35.05	38.43
60	42.78	51.94	36.40	39.89
61	44.63	54.15	37.84	41.45
62	46.60	56.48	39.39	43.11
63	48.69	57.00	41.03	44.88
64	50.91	57.00	42.79	46.75
65	53.28	57.00	44.66	48.73
66	55.80	57.00	46.66	50.84
67	57.00	57.00	48.81	53.09
68	57.00	57.00	51.13	55.53
69	57.00	57.00	53.64	57.00
70	57.00	57.00	56.37	57.00
71	57.00	57.00	57.00	57.00
72	57.00	57.00	57.00	57.00
73	57.00	57.00	57.00	57.00
74	57.00	57.00	57.00	57.00
75	57.00	57.00	57.00	57.00
76	57.00	57.00	57.00	57.00
77	57.00	57.00	57.00	57.00
78	57.00	57.00	57.00	57.00
79	57.00	57.00	57.00	57.00
80	57.00	57.00	57.00	57.00

Appendix A-1  Surrender Charge Factors

Factors for Issue Ages
End of Policy Year*	0-39	40-44	45-49	50-54	55-59	60-64	65-69	70-74	75-80
At issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	0.96	0.96	0.96	0.96	0.96	0.95	0.95	0.94
2	1.00	0.93	0.92	0.92	0.92	0.92	0.91	0.90	0.89
3	1.00	0.89	0.89	0.89	0.88	0.88	0.87	0.86	0.84
4	1.00	0.85	0.85	0.85	0.84	0.84	0.83	0.82	0.79
5	1.00	0.81	0.81	0.81	0.81	0.80	0.79	0.77	0.74
6	0.90	0.77	0.77	0.77	0.76	0.76	0.75	0.73	0.69
7	0.80	0.73	0.73	0.73	0.72	0.72	0.71	0.69	0.64
8	0.70	0.69	0.69	0.68	0.68	0.68	0.66	0.62	0.59
9	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.54
10	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.49
11	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
12	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
13	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
14	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
15+	0	0	0	0	0	0	0	0	0

* The factor on any date other than a Policy anniversary will be determined proportionately using the factor at the end of the Policy year prior to surrender and the factor at the end of the Policy year of surrender.

Surrender Charge Example: Assume a male tobacco user purchases the Policy at issue age 35 with a specified amount of $100,000. The Policy is surrendered in Policy year 6. The surrender charge per thousand is $16.48. This is multiplied by the surrender charge factor of 0.90.

The surrender charge	=	The surrender charge per $1,000 ($16.48)
	x	The number of thousands of initial specified amount (100)
	x	The surrender charge factor (0.90)
	=	$1,483.20

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

To help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, cash surrender value and the cash value. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or send your request to our mailing address at:

Transamerica Financial Life Insurance Company
4333 Edgewood Rd. NE
Cedar Rapids, IA 52499-0001
1-800-322-7353
Facsimile: 1-727-299-1620
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern Time)
www.tflic.com/ny

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at100 F Street, NW, Washington, D.C. 20549-2001. The Registrant's file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from The Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

SEC File No. 333-38343/811-8878

05/201 7

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

May 1, 201 7

STATEMENT OF ADDITIONAL INFORMATION

TFLIC FINANCIAL FREEDOM BUILDER®
issued through
TFLIC Series Life Account
by
Transamerica Financial Life Insurance Company
440 Mamaroneck Avenue
Harrison, New York 10528-2418

Please direct transactions, claim forms, payments and other correspondence and notices as follows:
Transaction Type	Direct or Send to
Telephonic Transaction	1-727-299-1800 or 1-800-322-7353 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.tflic.com/ny
All payments made by check, and all claims, correspondence and notices	Mailing Address: 4333 Edgewood Road N.E. Cedar Rapids, IA 52499-0001

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the TFLIC Financial Freedom Builder® flexible premium variable life insurance policy offered by Transamerica Financial Life Insurance Company ("TFLIC" or "Transamerica Financial").  You may obtain a copy of the prospectus dated May 1, 2016, by calling our administrative office at 1-800-322-7353 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern Time), or by writing to us at our mailing address at Transamerica Financial, 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001.  The prospectus sets forth information that a prospective investor should know before investing in a Policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust – Initial Class, Fidelity Variable Insurance Products – Service Class 2 Shares, and the ProFunds.

Table of Contents

The Policy – General Provisions	1
Ownership Rights	1
Our Right to Contest the Policy	2
Suicide Exclusion	2
Misstatement of Age or Gender	2
Modifying the Policy	2
Mixed and Shared Funding	2
Addition, Deletion, or Substitution of Portfolios	2
Additional Information	3
Additional Information about Transamerica Financial and the Separate Account	3
Legal Matters	3
Personalized Illustrations of Policy Benefits	3
Distribution of the Policies	4
Reports to Owners	4
Records	4
Independent Registered Public Accounting Firm	4
Underwriters	5
Underwriting Standards	5
Transamerica Financial's Published Ratings	5
Financial Statements	5
TFLIC Series Life Account	S-1
Transamerica Financial Audited Financials	G-1

i

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Financial and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application.  The owner may exercise all of the rights and options described in the Policy.  The owner is the insured unless the application specifies a different person as the insured.  If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate.  The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice, in good order, to us at our mailing address at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date the written notice is accepted by us, in good order, at our mailing address.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us, in good order, at our mailing address.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
	•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

1

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date.  For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the Policy date of the Policy that was converted or the latest effective date of reinstatement of the converted policy.

 In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide within two years of the Policy date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount and less any cash withdrawals.  We will pay this amount to the beneficiary in one sum.  For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the Policy date of the Policy that was converted or the latest effective date of reinstatement of the converted policy.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy.  Any modification or waiver must be in writing.  No agent may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

  The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity contracts and retirement plans ("mixed funding") and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies ("shared funding").  While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various contracts and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict.  The Company and each underlying fund portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take.  Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences.  Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts.  In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund.  Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios' risks regarding mixed and shared funding, as applicable.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each Fund will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new Funds, close existing Funds, or substitute Fund shares that are held by any subaccount for shares of a different Fund.  New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will only add, delete or substitute shares of another Fund of a fund (or of another open-end, registered investment company) if the shares of a Fund are no longer available for investment, or if in our judgment further investment in any Fund would become inappropriate in view of the purposes of the separate account.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other Funds for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

2

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new Fund of a fund, or in shares of another investment company, with specified investment objectives.  We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant.  We will make any new subaccounts available to existing owners on a basis we determine.  We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change.  If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Additional Information

Additional Information about Transamerica Financial and the Separate Account

 Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947.  It is engaged in the sale of life and health insurance and annuity policies.  The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services.  All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded.  Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.  The Company is licensed in all states and the District of Columbia.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company.  Accordingly, no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Transamerica Financial established the separate account as a separate investment account under New York law in 1994.  We own the assets in the separate account and are obligated to pay all benefits under the Policies.  The separate account is used to support other life insurance policies of Transamerica Financial, as well as for other purposes permitted by law.  The separate account is registered with Securities Exchange Commission, or SEC, as a unit investment trust under the Investment Company Act of 1940, or 1940 Act, and qualifies as a "separate account" within the meaning of the federal securities laws.

Transamerica Financial holds the assets of the separate account physically segregated and apart from the general account.  Transamerica Financial maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Financial.  A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of TCI to a limit of $10 million.

Legal Matters

All matters relating to federal securities laws and New York law pertaining to the Policy have been passed upon by Arthur D. Woods, Esq. , of Transamerica Financial.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

 The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

3

Distribution of the Policies
We no longer offer the Policies to the public.

Transamerica Capital, Inc. ("TCI") serves as principal underwriter for the Policies. TCI's home office is located at 1801 California Street, Suite 5200, Denver, Colorado 80202.  TCI is an affiliate of Transamerica Financial and, like Transamerica Financial, is an indirect, wholly owned subsidiary of AEGON USA.  TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority ("FINRA").  TCI is not a member of the Securities Investor Protection Corporation.
  During fiscal year 2016, 2015, and 2014, the amounts paid to TCI in connection with all Policies sold through the separate account were $451,601.89, $608,477.91, and $623,027.97, respectively. TCI passes through to selling firms commissions it receives to selling firms for their sales, and does not retain any portion of any commissions.   Our parent company provides paid-in capital to TCI and pays for TCI's operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or Transamerica Financial Advisors, Inc. ("TFA") may pay certain selling firms additional cash amounts for:  (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other expenses incurred by them.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.
Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies.  In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements.  We also will send copies of the annual and semi‑annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the TFLIC Series Life Account as of December 31, 2016 and 2015 and for the years ended December 31, 201 6 and 201 5 , and the statutory-basis financial statements and schedules of  Transamerica Financial Life Insurance Company as of December 31, 2016 and  2015 and for the three years ended December 31, 201 6 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given upon the authority of such firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP,
One North Wacker Drive
Chicago, IL 60606

4

Underwriters

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.

Your cost of insurance charge is based on a number of factors, including, but not limited to, the insured's sex, issue age on the Policy date, length of time from the Policy date, and underwriting class. We currently place insureds into the following underwriting classes:

•	ultimate select (preferred) non-tobacco use;
•	select (non-preferred) non-tobacco use;
•	ultimate standard (preferred) tobacco use;
•	standard (non-preferred) tobacco use; and
•	juvenile – under 18.

We also place insureds in various sub-standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.
Transamerica Financial's Published Ratings

We may publish the ratings and other information that an independent ratings organization assigns to us, in advertisements, sales literature, or reports.  These organizations include: A.M. Best Company, Moody's Investors Service, Inc., S&P Global, and Fitch Ratings.  These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms.  These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance. Ratings are subject to change.

Financial Statements

Transamerica Financial's statutory-basis financial statements and schedules, which include the Reports of Independent Registered Public Accounting Firms, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the Separate Account's financial statements, and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica Financial's ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the Separate Account.

Transamerica Financial's statutory-basis financial statements and schedules as of December 31, 2016 and  2015, and for each of the three years in the period ended December 31, 201 6 , have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

                The separate account's financial statements for the period ended December 31, 201 6 , which include the Reports of Independent Registered Public Accounting Firms, also appear on the following pages.

5

FINANCIAL STATEMENTS
Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Years Ended December 31, 2016 and 2015

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Financial Statements
Years Ended December 31, 2016 and 2015

Contents
Report of Independent Registered Public Accounting Firm........................................................S-1
Financial Statements

i

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Subaccounts of TFLIC Series Life Account and
Board of Directors of
Transamerica Financial Life Insurance Company

In our opinion, for each of the subaccounts of TFLIC Series Life Account indicated in the table below, the accompanying statements of assets and liabilities, and the related statement of operations and change in net assets present fairly, in all material respects, the financial position of each of the subaccounts of TFLIC Series Life Account as of December 31, 2016, and the results of each of their operations and changes in each of their net assets for the years ended December 31, 2016 and 2015, in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the management of Transamerica Financial Life Insurance Company.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinions.

AB Balanced Wealth Strategy Class B Shares	TA AB Dynamic Allocation Initial Class
Access VP High Yield	TA Aegon Government Money Market Initial Class
American Funds - Growth Class 2 Shares	TA Aegon High Yield Bond Initial Class
American Funds - Growth-Income Class 2 Shares	TA Aegon U.S. Government Securities Initial Class
American Funds - International Class 2 Shares	TA Asset Allocation - Conservative Initial Class
Fidelity® VIP Contrafund® Service Class 2	TA Asset Allocation - Growth Initial Class
Fidelity® VIP Equity-Income Service Class 2	TA Asset Allocation - Moderate Initial Class
Fidelity® VIP Growth Opportunities Service Class 2	TA Asset Allocation - Moderate Growth Initial Class
Fidelity® VIP Index 500 Service Class 2	TA Barrow Hanley Dividend Focused Initial Class
Franklin Founding Funds Allocation Class 4 Shares	TA BlackRock Global Allocation Initial Class
ProFund VP Asia 30	TA BlackRock Tactical Allocation Initial Class
ProFund VP Basic Materials	TA Clarion Global Real Estate Securities Initial Class
ProFund VP Bull	TA International Moderate Growth Initial Class
ProFund VP Consumer Services	TA Janus Balanced Initial Class
ProFund VP Emerging Markets	TA Janus Mid-Cap Growth Initial Class
ProFund VP Europe 30	TA Jennison Growth Initial Class
ProFund VP Falling U.S. Dollar	TA JPMorgan Core Bond Initial Class
ProFund VP Financials	TA JPMorgan Enhanced Index Initial Class
ProFund VP Government Money Market	TA JPMorgan Mid Cap Value Initial Class
ProFund VP International	TA JPMorgan Tactical Allocation Initial Class
ProFund VP Japan	TA Managed Risk - Balanced ETF Initial Class
ProFund VP Mid-Cap	TA Managed Risk - Conservative ETF Initial Class
ProFund VP NASDAQ-100	TA Managed Risk - Growth ETF Initial Class
ProFund VP Oil & Gas	TA MFS International Equity Initial Class
ProFund VP Pharmaceuticals	TA Morgan Stanley Capital Growth Initial Class
ProFund VP Precious Metals	TA Multi-Managed Balanced Initial Class
ProFund VP Short Emerging Markets	TA PIMCO Tactical - Balanced Initial Class
ProFund VP Short International	TA PIMCO Tactical - Conservative Initial Class
ProFund VP Short NASDAQ-100	TA PIMCO Tactical - Growth Initial Class

ProFund VP Short Small-Cap	TA PIMCO Total Return Initial Class
ProFund VP Small-Cap	TA QS Investors Active Asset Allocation - Conservative Initial Class
ProFund VP Small-Cap Value	TA QS Investors Active Asset Allocation - Moderate Initial Class
ProFund VP Telecommunications	TA QS Investors Active Asset Allocation - Moderate Growth Initial Class
ProFund VP U.S. Government Plus	TA Small/Mid Cap Value Initial Class
ProFund VP UltraNASDAQ-100	TA T. Rowe Price Small Cap Initial Class
ProFund VP UltraSmall-Cap	TA Torray Concentrated Growth Initial Class
ProFund VP Utilities	TA WMC US Growth Initial Class

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 24, 2017

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Balanced Wealth Strategy Class B Shares	7,409.401	$80,259	$77,206	$1	$77,207	4,151	$17.858418	$18.981929
Access VP High Yield	1,546.435	45,050	45,032	(74)	44,958	2,478	18.073804	18.389219
American Funds - Growth Class 2 Shares	14.572	934	975	-	975	76	1.266277	12.816808
American Funds - Growth-Income Class 2 Shares	27.819	1,209	1,224	-	1,224	99	1.216743	12.307502
American Funds - International Class 2 Shares	57.574	994	965	-	965	100	0.949215	9.608780
Fidelity® VIP Contrafund® Service Class 2	19,104.621	593,446	619,945	(15)	619,930	27,055	22.853362	22.948285
Fidelity® VIP Equity-Income Service Class 2	18,196.933	375,993	390,506	(2)	390,504	18,816	20.701643	20.787637
Fidelity® VIP Growth Opportunities Service Class 2	7,430.134	230,555	228,105	10	228,115	15,440	14.730551	14.791729
Fidelity® VIP Index 500 Service Class 2	6,671.293	1,406,346	1,499,173	(18)	1,499,155	64,813	22.601925	24.874646
Franklin Founding Funds Allocation Class 4 Shares	10,739.618	84,187	77,433	(1)	77,432	3,817	19.352989	20.570618
ProFund VP Asia 30	7,709.594	380,602	364,355	(41)	364,314	42,713	7.845275	15.230669
ProFund VP Basic Materials	1,811.683	97,938	102,668	(16)	102,652	9,841	10.269176	19.198966
ProFund VP Bull	84.242	3,504	3,669	3	3,672	190	17.009327	21.803245
ProFund VP Consumer Services	2,220.375	127,455	136,731	-	136,731	5,599	23.060773	31.909683
ProFund VP Emerging Markets	8,157.624	176,214	170,576	3	170,579	28,549	5.917112	12.301608
ProFund VP Europe 30	266.346	5,982	5,551	(5)	5,546	582	8.611384	13.830641
ProFund VP Falling U.S. Dollar	331.098	7,304	6,811	(6)	6,805	1,130	5.957962	6.504619
ProFund VP Financials	5,682.684	148,275	202,133	(14)	202,119	16,536	11.479144	18.689830
ProFund VP Government Money Market	137,029.640	137,030	137,030	(2)	137,028	14,262	8.870654	9.952285
ProFund VP International	1,709.670	33,761	32,945	(5)	32,940	3,108	7.818170	13.025756
ProFund VP Japan	1,142.171	43,353	50,141	(10)	50,131	4,939	10.150660	15.891691
ProFund VP Mid-Cap	5,967.032	195,814	204,311	(4)	204,307	11,418	17.441084	26.016981
ProFund VP NASDAQ-100	8,737.627	285,175	287,555	(5)	287,550	10,565	26.629789	30.923020
ProFund VP Oil & Gas	8,625.008	305,694	333,184	(52)	333,132	32,906	8.902397	13.371144
ProFund VP Pharmaceuticals	9,086.982	347,806	321,861	(6)	321,855	15,874	19.341401	22.737264
ProFund VP Precious Metals	28,489.744	582,708	534,468	-	534,468	147,946	3.388964	8.182583
ProFund VP Short Emerging Markets	2,832.260	33,277	33,307	3	33,310	8,014	2.557620	4.530239
ProFund VP Short International	87.933	1,150	1,053	(2)	1,051	249	2.764289	4.304647
ProFund VP Short NASDAQ-100	669.937	11,098	10,243	-	10,243	6,295	1.360666	1.816750
ProFund VP Short Small-Cap	6,306.981	107,081	95,488	(6)	95,482	53,300	1.349566	1.830539
ProFund VP Small-Cap	7,756.433	261,372	274,035	4	274,039	15,574	17.453874	23.891707
ProFund VP Small-Cap Value	6,280.325	273,888	290,339	(12)	290,327	15,231	18.938452	25.595432
ProFund VP Telecommunications	2,326.549	87,275	94,877	1	94,878	5,715	14.749464	19.304875
ProFund VP U.S. Government Plus	4,305.656	115,645	97,652	(3)	97,649	6,345	13.797442	15.852717
ProFund VP UltraNASDAQ-100	2,284.725	152,911	157,646	(6)	157,640	5,817	26.358411	27.399183
ProFund VP UltraSmall-Cap	2,391.291	51,963	60,284	(2)	60,282	2,575	19.531133	43.958430
ProFund VP Utilities	4,098.398	177,446	179,018	(7)	179,011	11,793	14.770869	19.515630
TA AB Dynamic Allocation Initial Class	3,783.727	31,758	35,870	(7)	35,863	2,066	15.661886	17.683819
TA Aegon Government Money Market Initial Class	718,819.010	718,819	718,819	5	718,824	65,406	8.891804	11.602163
TA Aegon High Yield Bond Initial Class	48,858.038	379,953	383,536	(4)	383,532	17,220	20.252680	22.844353
TA Aegon U.S. Government Securities Initial Class	10,109.227	122,057	119,390	-	119,390	8,226	11.862017	14.998966
TA Asset Allocation - Conservative Initial Class	58,489.532	613,305	595,423	(3)	595,420	34,266	15.788575	17.896532
See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

TA Asset Allocation - Growth Initial Class	1,741,861.550	$16,742,880	$19,770,129	$(22)	$19,770,107	1,027,527	$18.461822	$19.449550
TA Asset Allocation - Moderate Initial Class	412,576.803	4,535,489	4,662,118	(15)	4,662,103	250,851	16.854584	19.016876
TA Asset Allocation - Moderate Growth Initial Class	1,692,933.907	19,390,191	20,010,479	(7)	20,010,472	1,039,771	18.021720	19.545021
TA Barrow Hanley Dividend Focused Initial Class	58,150.150	1,197,391	1,313,030	(8)	1,313,022	54,913	21.263971	26.216388
TA BlackRock Global Allocation Initial Class	20,941.228	193,123	177,582	(2)	177,580	15,070	11.490839	12.029521
TA BlackRock Tactical Allocation Initial Class	77,982.255	813,080	733,033	-	733,033	57,392	12.364792	12.944352
TA Clarion Global Real Estate Securities Initial Class	86,035.149	1,079,961	1,054,791	(2)	1,054,789	41,540	19.255623	39.476776
TA International Moderate Growth Initial Class	127,686.136	1,138,701	1,186,204	(5)	1,186,199	105,256	11.006202	15.549338
TA Janus Balanced Initial Class	13,454.048	159,949	181,226	(55)	181,171	13,422	13.018476	13.820472
TA Janus Mid-Cap Growth Initial Class	295,470.909	8,672,393	7,454,731	(52)	7,454,679	351,824	18.307664	24.448308
TA Jennison Growth Initial Class	36,282.528	357,810	319,286	(1)	319,285	16,379	18.732440	19.764431
TA JPMorgan Core Bond Initial Class	50,506.975	661,141	649,520	-	649,520	39,395	13.329662	21.202328
TA JPMorgan Enhanced Index Initial Class	14,593.449	257,840	268,082	-	268,082	11,329	22.916329	25.364692
TA JPMorgan Mid Cap Value Initial Class	18,989.212	380,946	368,391	(1)	368,390	12,216	28.786894	36.638789
TA JPMorgan Tactical Allocation Initial Class	73,065.742	1,022,407	1,038,264	2	1,038,266	62,445	13.226952	23.336967
TA Managed Risk - Balanced ETF Initial Class	1,157.131	13,154	13,018	(5)	13,013	927	13.136566	15.993747
TA Managed Risk - Conservative ETF Initial Class	9.022	106	106	-	106	10	1.068583	10.728394
TA Managed Risk - Growth ETF Initial Class	17,966.556	184,950	174,276	(7)	174,269	12,837	13.227347	17.903846
TA MFS International Equity Initial Class	169,718.957	1,335,447	1,339,083	(5)	1,339,078	108,379	11.044170	16.913265
TA Morgan Stanley Capital Growth Initial Class	133,670.477	2,006,647	1,797,868	(6)	1,797,862	67,313	24.239816	30.530334
TA Multi-Managed Balanced Initial Class	78,668.538	1,037,280	1,066,745	(4)	1,066,741	44,705	22.913746	24.752375
TA PIMCO Tactical - Balanced Initial Class	10,847.425	124,562	129,193	-	129,193	10,212	12.067730	13.031588
TA PIMCO Tactical - Conservative Initial Class	15,222.946	168,213	175,977	-	175,977	14,814	11.538397	12.459968
TA PIMCO Tactical - Growth Initial Class	32,553.701	361,351	376,646	2	376,648	31,055	11.629388	12.558322
TA PIMCO Total Return Initial Class	32,373.347	371,619	360,315	3	360,318	23,528	13.919241	17.288418
TA QS Investors Active Asset Allocation - Conservative Initial Class	3,449.120	36,580	35,595	-	35,595	3,180	10.955291	11.655895
TA QS Investors Active Asset Allocation - Moderate Initial Class	7,293.646	82,447	78,188	1	78,189	6,847	11.025689	11.730843
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	112,152.454	1,179,516	1,151,806	(2)	1,151,804	101,582	11.011536	11.715810
TA Small/Mid Cap Value Initial Class	250,810.159	5,086,050	5,206,819	(51)	5,206,768	144,590	32.318952	36.468120
TA T. Rowe Price Small Cap Initial Class	129,001.136	1,793,502	1,753,125	(2)	1,753,123	54,939	31.627650	34.162373
TA Torray Concentrated Growth Initial Class	14,394.426	280,616	257,372	-	257,372	9,964	24.841634	26.404794
TA WMC US Growth Initial Class	630,215.422	16,578,829	14,684,019	(21)	14,683,998	657,070	21.851139	24.384577

See accompanying notes.

Transamerica Financial Life Insurance Company
 TFLIC Series Life Account
Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	AB Balanced Wealth Strategy Class B Shares	Access VP High Yield	American Funds - Growth Class 2 Shares	American Funds - Growth-Income Class 2 Shares
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 28,309	$ 42,475	$ 31	$ -

Investment Income:
Reinvested Dividends	572	1,908	4	10
Investment Expense:
Mortality and Expense Risk and Administrative Charges	447	483	-	-
Net Investment Income (Loss)	125	1,425	4	10

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,610	728	14	93
Realized Gain (Loss) on Investments	(91)	(154)	(9)	(4)
Net Realized Capital Gains (Losses) on Investments	2,519	574	5	89
Net Change in Unrealized Appreciation (Depreciation)	(1,054)	(2,105)	17	(66)
Net Gain (Loss) on Investment	1,465	(1,531)	22	23

Net Increase (Decrease) in Net Assets Resulting from Operations	1,590	(106)	26	33

Increase (Decrease) in Net Assets from Contract Transactions	44,157	(2,122)	811	752

Total Increase (Decrease) in Net Assets	45,747	(2,228)	837	785

Net Assets as of December 31, 2015:	$ 74,056	$ 40,247	$ 868	$ 785

Investment Income:
Reinvested Dividends	1,337	1,574	8	16
Investment Expense:
Mortality and Expense Risk and Administrative Charges	657	493	-	-
Net Investment Income (Loss)	680	1,081	8	16

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,951	-	105	105
Realized Gain (Loss) on Investments	(2,766)	630	(4)	(81)
Net Realized Capital Gains (Losses) on Investments	2,185	630	101	24
Net Change in Unrealized Appreciation (Depreciation)	(1,634)	1,801	23	81
Net Gain (Loss) on Investment	551	2,431	124	105

Net Increase (Decrease) in Net Assets Resulting from Operations	1,231	3,512	132	121

Increase (Decrease) in Net Assets from Contract Transactions	1,920	1,199	(25)	318

Total Increase (Decrease) in Net Assets	3,151	4,711	107	439

Net Assets as of December 31, 2016:	$ 77,207	$ 44,958	$ 975	$ 1,224
See Accompanying Notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
 TFLIC Series Life Account
Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	American Funds - International Class 2 Shares	Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Index 500 Service Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 20	$ 634,945	$ 366,172	$ 271,106	$ 895,361

Investment Income:
Reinvested Dividends	10	4,764	10,817	8	24,366
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	5,511	3,197	2,398	11,098
Net Investment Income (Loss)	10	(747)	7,620	(2,390)	13,268

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	35	56,980	33,770	27,196	592
Realized Gain (Loss) on Investments	-	39,291	4,621	60,093	86,125
Net Realized Capital Gains (Losses) on Investments	35	96,271	38,391	87,289	86,717
Net Change in Unrealized Appreciation (Depreciation)	(84)	(97,620)	(64,549)	(72,952)	(117,043)
Net Gain (Loss) on Investment	(49)	(1,349)	(26,158)	14,337	(30,326)

Net Increase (Decrease) in Net Assets Resulting from Operations	(39)	(2,096)	(18,538)	11,947	(17,058)

Increase (Decrease) in Net Assets from Contract Transactions	692	(55,594)	(1,676)	(14,182)	481,732

Total Increase (Decrease) in Net Assets	653	(57,690)	(20,214)	(2,235)	464,674

Net Assets as of December 31, 2015:	$ 673	$ 577,255	$ 345,958	$ 268,871	$ 1,360,035

Investment Income:
Reinvested Dividends	13	3,712	7,824	119	19,452
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	4,874	3,031	1,940	13,511
Net Investment Income (Loss)	13	(1,162)	4,793	(1,821)	5,941

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	68	46,690	22,973	5,153	1,386
Realized Gain (Loss) on Investments	(100)	58,564	(587)	61,686	48,891
Net Realized Capital Gains (Losses) on Investments	(32)	105,254	22,386	66,839	50,277
Net Change in Unrealized Appreciation (Depreciation)	55	(64,384)	29,542	(68,622)	81,876
Net Gain (Loss) on Investment	23	40,870	51,928	(1,783)	132,153

Net Increase (Decrease) in Net Assets Resulting from Operations	36	39,708	56,721	(3,604)	138,094

Increase (Decrease) in Net Assets from Contract Transactions	256	2,967	(12,175)	(37,152)	1,026

Total Increase (Decrease) in Net Assets	292	42,675	44,546	(40,756)	139,120

Net Assets as of December 31, 2016:	$ 965	$ 619,930	$ 390,504	$ 228,115	$ 1,499,155

See Accompanying Notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
 TFLIC Series Life Account
Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	Franklin Founding Funds Allocation Class 4 Shares	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bull	ProFund VP Consumer Services
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 62,358	$ 169,654	$ 70,171	$ 5,519	$ 153,654

Investment Income:
Reinvested Dividends	1,711	618	512	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	558	2,207	569	47	1,479
Net Investment Income (Loss)	1,153	(1,589)	(57)	(47)	(1,479)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	98	11,474	-	48	16,577
Realized Gain (Loss) on Investments	(442)	1,223	(1,484)	353	11,947
Net Realized Capital Gains (Losses) on Investments	(344)	12,697	(1,484)	401	28,524
Net Change in Unrealized Appreciation (Depreciation)	(5,466)	(38,929)	(9,180)	(452)	(22,341)
Net Gain (Loss) on Investment	(5,810)	(26,232)	(10,664)	(51)	6,183

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,657)	(27,821)	(10,721)	(98)	4,704

Increase (Decrease) in Net Assets from Contract Transactions	5,075	61,355	(8,361)	(1,411)	2,322

Total Increase (Decrease) in Net Assets	418	33,534	(19,082)	(1,509)	7,026

Net Assets as of December 31, 2015:	$ 62,776	$ 203,188	$ 51,089	$ 4,010	$ 160,680

Investment Income:
Reinvested Dividends	2,518	3,043	308	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	598	2,625	691	418	1,518
Net Investment Income (Loss)	1,920	418	(383)	(418)	(1,518)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,217	-	-	2,647	1,417
Realized Gain (Loss) on Investments	(555)	(19,158)	2,138	5,354	12,918
Net Realized Capital Gains (Losses) on Investments	1,662	(19,158)	2,138	8,001	14,335
Net Change in Unrealized Appreciation (Depreciation)	4,656	11,096	13,974	(347)	(7,494)
Net Gain (Loss) on Investment	6,318	(8,062)	16,112	7,654	6,841

Net Increase (Decrease) in Net Assets Resulting from Operations	8,238	(7,644)	15,729	7,236	5,323

Increase (Decrease) in Net Assets from Contract Transactions	6,418	168,770	35,834	(7,574)	(29,272)

Total Increase (Decrease) in Net Assets	14,656	161,126	51,563	(338)	(23,949)

Net Assets as of December 31, 2016:	$ 77,432	$ 364,314	$ 102,652	$ 3,672	$ 136,731

See Accompanying Notes.
 (1) See Footnote 1

Transamerica Financial Life Insurance Company
 TFLIC Series Life Account
Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	ProFund VP Emerging Markets	ProFund VP Europe 30	ProFund VP Falling U.S. Dollar	ProFund VP Financials	ProFund VP Government Money Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 93,180	$ 10,202	$ 11,323	$ 166,718	$ 72,687

Investment Income:
Reinvested Dividends	767	650	-	632	47
Investment Expense:
Mortality and Expense Risk and Administrative Charges	740	145	253	1,730	1,797
Net Investment Income (Loss)	27	505	(253)	(1,098)	(1,750)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(12,698)	(441)	(2,604)	11,149	-
Net Realized Capital Gains (Losses) on Investments	(12,698)	(441)	(2,604)	11,149	-
Net Change in Unrealized Appreciation (Depreciation)	(4,093)	(1,772)	772	(15,160)	-
Net Gain (Loss) on Investment	(16,791)	(2,213)	(1,832)	(4,011)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(16,764)	(1,708)	(2,085)	(5,109)	(1,750)

Increase (Decrease) in Net Assets from Contract Transactions	(9,455)	3,748	33,529	18,039	207,881

Total Increase (Decrease) in Net Assets	(26,219)	2,040	31,444	12,930	206,131

Net Assets as of December 31, 2015:	$ 66,961	$ 12,242	$ 42,767	$ 179,648	$ 278,818

Investment Income:
Reinvested Dividends	429	288	-	642	50
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,706	101	80	1,754	2,386
Net Investment Income (Loss)	(1,277)	187	(80)	(1,112)	(2,336)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	4,638	(1,289)	(861)	11,332	-
Net Realized Capital Gains (Losses) on Investments	4,638	(1,289)	(861)	11,332	-
Net Change in Unrealized Appreciation (Depreciation)	8,416	1,729	217	15,888	-
Net Gain (Loss) on Investment	13,054	440	(644)	27,220	-

Net Increase (Decrease) in Net Assets Resulting from Operations	11,777	627	(724)	26,108	(2,336)

Increase (Decrease) in Net Assets from Contract Transactions	91,841	(7,323)	(35,238)	(3,637)	(139,454)

Total Increase (Decrease) in Net Assets	103,618	(6,696)	(35,962)	22,471	(141,790)

Net Assets as of December 31, 2016:	$ 170,579	$ 5,546	$ 6,805	$ 202,119	$ 137,028

See Accompanying Notes.
 (1) See Footnote 1

Transamerica Financial Life Insurance Company
 TFLIC Series Life Account
Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	ProFund VP International	ProFund VP Japan	ProFund VP Mid-Cap	ProFund VP NASDAQ-100	ProFund VP Oil & Gas
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 15,747	$ 25,258	$ 245,596	$ 515,561	$ 397,987

Investment Income:
Reinvested Dividends	-	-	-	-	2,015
Investment Expense:
Mortality and Expense Risk and Administrative Charges	170	863	2,281	3,530	3,202
Net Investment Income (Loss)	(170)	(863)	(2,281)	(3,530)	(1,187)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	6,202	43,441	25,480
Realized Gain (Loss) on Investments	(18)	(12,503)	(11,148)	14,654	(62,169)
Net Realized Capital Gains (Losses) on Investments	(18)	(12,503)	(4,946)	58,095	(36,689)
Net Change in Unrealized Appreciation (Depreciation)	(639)	312	(11,242)	(26,606)	(43,872)
Net Gain (Loss) on Investment	(657)	(12,191)	(16,188)	31,489	(80,561)

Net Increase (Decrease) in Net Assets Resulting from Operations	(827)	(13,054)	(18,469)	27,959	(81,748)

Increase (Decrease) in Net Assets from Contract Transactions	6,255	58,494	13,967	(211,573)	(56,600)

Total Increase (Decrease) in Net Assets	5,428	45,440	(4,502)	(183,614)	(138,348)

Net Assets as of December 31, 2015:	$ 21,175	$ 70,698	$ 241,094	$ 331,947	$ 259,639

Investment Income:
Reinvested Dividends	-	-	-	-	4,097
Investment Expense:
Mortality and Expense Risk and Administrative Charges	373	317	2,278	2,843	3,628
Net Investment Income (Loss)	(373)	(317)	(2,278)	(2,843)	469

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	5,456	10,936	-
Realized Gain (Loss) on Investments	(311)	(11,461)	1,080	(3,089)	782
Net Realized Capital Gains (Losses) on Investments	(311)	(11,461)	6,536	7,847	782
Net Change in Unrealized Appreciation (Depreciation)	475	10,770	31,184	(4,734)	102,625
Net Gain (Loss) on Investment	164	(691)	37,720	3,113	103,407

Net Increase (Decrease) in Net Assets Resulting from Operations	(209)	(1,008)	35,442	270	103,876

Increase (Decrease) in Net Assets from Contract Transactions	11,974	(19,559)	(72,229)	(44,667)	(30,383)

Total Increase (Decrease) in Net Assets	11,765	(20,567)	(36,787)	(44,397)	73,493

Net Assets as of December 31, 2016:	$ 32,940	$ 50,131	$ 204,307	$ 287,550	$ 333,132
See Accompanying Notes.
 (1) See Footnote 1

Transamerica Financial Life Insurance Company
 TFLIC Series Life Account
Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Short Emerging Markets	ProFund VP Short International	ProFund VP Short NASDAQ-100
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 207,545	$ 131,610	$ 70,209	$ 2,185	$ 14,642

Investment Income:
Reinvested Dividends	1,786	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,255	1,733	406	211	155
Net Investment Income (Loss)	(1,469)	(1,733)	(406)	(211)	(155)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	9,028	-	-	-	-
Realized Gain (Loss) on Investments	20,994	(51,235)	2,006	2,451	(7,389)
Net Realized Capital Gains (Losses) on Investments	30,022	(51,235)	2,006	2,451	(7,389)
Net Change in Unrealized Appreciation (Depreciation)	(22,022)	(19,695)	156	67	662
Net Gain (Loss) on Investment	8,000	(70,930)	2,162	2,518	(6,727)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,531	(72,663)	1,756	2,307	(6,882)

Increase (Decrease) in Net Assets from Contract Transactions	134,124	165,471	(54,866)	(976)	(2,037)

Total Increase (Decrease) in Net Assets	140,655	92,808	(53,110)	1,331	(8,919)

Net Assets as of December 31, 2015:	$ 348,200	$ 224,418	$ 17,099	$ 3,516	$ 5,723

Investment Income:
Reinvested Dividends	7,390	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,755	2,296	181	17	195
Net Investment Income (Loss)	2,635	(2,296)	(181)	(17)	(195)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	44,975	-	-	-	-
Realized Gain (Loss) on Investments	(19,904)	62,266	(4,626)	148	(5,212)
Net Realized Capital Gains (Losses) on Investments	25,071	62,266	(4,626)	148	(5,212)
Net Change in Unrealized Appreciation (Depreciation)	(32,596)	27,002	(524)	(153)	(723)
Net Gain (Loss) on Investment	(7,525)	89,268	(5,150)	(5)	(5,935)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,890)	86,972	(5,331)	(22)	(6,130)

Increase (Decrease) in Net Assets from Contract Transactions	(21,455)	223,078	21,542	(2,443)	10,650

Total Increase (Decrease) in Net Assets	(26,345)	310,050	16,211	(2,465)	4,520

Net Assets as of December 31, 2016:	$ 321,855	$ 534,468	$ 33,310	$ 1,051	$ 10,243
See Accompanying Notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
 TFLIC Series Life Account
Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP U.S. Government Plus
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 54,779	$ 113,536	$ 72,177	$ 32,958	$ 180,844

Investment Income:
Reinvested Dividends	-	-	-	603	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	360	1,354	996	521	860
Net Investment Income (Loss)	(360)	(1,354)	(996)	82	(860)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	5,780	17,286	-	-
Realized Gain (Loss) on Investments	(5,317)	(11,941)	(15,342)	114	15,694
Net Realized Capital Gains (Losses) on Investments	(5,317)	(6,161)	1,944	114	15,694
Net Change in Unrealized Appreciation (Depreciation)	5,446	(1,768)	(11,734)	(33)	(21,220)
Net Gain (Loss) on Investment	129	(7,929)	(9,790)	81	(5,526)

Net Increase (Decrease) in Net Assets Resulting from Operations	(231)	(9,283)	(10,786)	163	(6,386)

Increase (Decrease) in Net Assets from Contract Transactions	(15,523)	(12,216)	3,409	7,833	(125,510)

Total Increase (Decrease) in Net Assets	(15,754)	(21,499)	(7,377)	7,996	(131,896)

Net Assets as of December 31, 2015:	$ 39,025	$ 92,037	$ 64,800	$ 40,954	$ 48,948

Investment Income:
Reinvested Dividends	-	-	-	1,861	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	455	1,274	1,052	929	1,323
Net Investment Income (Loss)	(455)	(1,274)	(1,052)	932	(1,323)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	2,455	(699)	4,044	1,226	7,151
Net Realized Capital Gains (Losses) on Investments	2,455	(699)	4,044	1,226	7,151
Net Change in Unrealized Appreciation (Depreciation)	(13,406)	24,314	26,635	6,890	(17,783)
Net Gain (Loss) on Investment	(10,951)	23,615	30,679	8,116	(10,632)

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,406)	22,341	29,627	9,048	(11,955)

Increase (Decrease) in Net Assets from Contract Transactions	67,863	159,661	195,900	44,876	60,656

Total Increase (Decrease) in Net Assets	56,457	182,002	225,527	53,924	48,701

Net Assets as of December 31, 2016:	$ 95,482	$ 274,039	$ 290,327	$ 94,878	$ 97,649
See Accompanying Notes.
 (1) See Footnote 1

Transamerica Financial Life Insurance Company
 TFLIC Series Life Account
Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Utilities	TA AB Dynamic Allocation Initial Class	TA Aegon Government Money Market Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 176,856	$ 57,120	$ 125,288	$ 38,561	$ 669,968

Investment Income:
Reinvested Dividends	-	-	2,937	458	38
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,153	586	910	321	6,543
Net Investment Income (Loss)	(2,153)	(586)	2,027	137	(6,505)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	28,942	1,928	670	-	-
Realized Gain (Loss) on Investments	10,161	868	(3,374)	1,226	-
Net Realized Capital Gains (Losses) on Investments	39,103	2,796	(2,704)	1,226	-
Net Change in Unrealized Appreciation (Depreciation)	(14,366)	(10,440)	(11,195)	(1,609)	-
Net Gain (Loss) on Investment	24,737	(7,644)	(13,899)	(383)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	22,584	(8,230)	(11,872)	(246)	(6,505)

Increase (Decrease) in Net Assets from Contract Transactions	72,186	(12,450)	(64,150)	(3,963)	74,158

Total Increase (Decrease) in Net Assets	94,770	(20,680)	(76,022)	(4,209)	67,653

Net Assets as of December 31, 2015:	$ 271,626	$ 36,440	$ 49,266	$ 34,352	$ 737,621

Investment Income:
Reinvested Dividends	-	-	2,111	533	41
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,023	372	1,435	310	6,012
Net Investment Income (Loss)	(2,023)	(372)	676	223	(5,971)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	15,468	-	3,940	-	-
Realized Gain (Loss) on Investments	10,756	(30)	7,211	319	-
Net Realized Capital Gains (Losses) on Investments	26,224	(30)	11,151	319	-
Net Change in Unrealized Appreciation (Depreciation)	(7,842)	12,577	(82)	(68)	-
Net Gain (Loss) on Investment	18,382	12,547	11,069	251	-

Net Increase (Decrease) in Net Assets Resulting from Operations	16,359	12,175	11,745	474	(5,971)

Increase (Decrease) in Net Assets from Contract Transactions	(130,345)	11,667	118,000	1,037	(12,826)

Total Increase (Decrease) in Net Assets	(113,986)	23,842	129,745	1,511	(18,797)

Net Assets as of December 31, 2016:	$ 157,640	$ 60,282	$ 179,011	$ 35,863	$ 718,824

See Accompanying Notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
 TFLIC Series Life Account
Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	TA Aegon High Yield Bond Initial Class	TA Aegon U.S. Government Securities Initial Class	TA Asset Allocation - Conservative Initial Class	TA Asset Allocation - Growth Initial Class	TA Asset Allocation - Moderate Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 588,132	$ 57,583	$ 617,633	$ 20,785,277	$ 4,838,954

Investment Income:
Reinvested Dividends	16,235	1,661	13,724	339,929	97,410
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,496	727	5,384	188,129	42,771
Net Investment Income (Loss)	12,739	934	8,340	151,800	54,639

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	387	24,373	-	164,732
Realized Gain (Loss) on Investments	(4,971)	(2,764)	21,176	761,002	102,098
Net Realized Capital Gains (Losses) on Investments	(4,971)	(2,377)	45,549	761,002	266,830
Net Change in Unrealized Appreciation (Depreciation)	(14,962)	(535)	(70,995)	(1,461,129)	(467,792)
Net Gain (Loss) on Investment	(19,933)	(2,912)	(25,446)	(700,127)	(200,962)

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,194)	(1,978)	(17,106)	(548,327)	(146,323)

Increase (Decrease) in Net Assets from Contract Transactions	(339,141)	18,771	(10,505)	(833,766)	(117,287)

Total Increase (Decrease) in Net Assets	(346,335)	16,793	(27,611)	(1,382,093)	(263,610)

Net Assets as of December 31, 2015:	$ 241,797	$ 74,376	$ 590,022	$ 19,403,184	$ 4,575,344

Investment Income:
Reinvested Dividends	16,169	575	12,924	418,900	100,076
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,000	751	5,391	171,823	40,074
Net Investment Income (Loss)	13,169	(176)	7,533	247,077	60,002

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	14,097	-	114,041
Realized Gain (Loss) on Investments	(9,469)	(1,364)	8,516	552,469	26,741
Net Realized Capital Gains (Losses) on Investments	(9,469)	(1,364)	22,613	552,469	140,782
Net Change in Unrealized Appreciation (Depreciation)	33,865	(602)	(6,236)	172,967	10,068
Net Gain (Loss) on Investment	24,396	(1,966)	16,377	725,436	150,850

Net Increase (Decrease) in Net Assets Resulting from Operations	37,565	(2,142)	23,910	972,513	210,852

Increase (Decrease) in Net Assets from Contract Transactions	104,170	47,156	(18,512)	(605,590)	(124,093)

Total Increase (Decrease) in Net Assets	141,735	45,014	5,398	366,923	86,759

Net Assets as of December 31, 2016:	$ 383,532	$ 119,390	$ 595,420	$ 19,770,107	$ 4,662,103

See Accompanying Notes.
 (1) See Footnote 1

Transamerica Financial Life Insurance Company
 TFLIC Series Life Account
Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	TA Asset Allocation - Moderate Growth Initial Class	TA Barrow Hanley Dividend Focused Initial Class	TA BlackRock Global Allocation Initial Class	TA BlackRock Tactical Allocation Initial Class	TA Clarion Global Real Estate Securities Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 21,043,505	$ 1,555,887	$ 133,188	$ 687,138	$ 1,089,825

Investment Income:
Reinvested Dividends	463,483	21,685	4,953	19,833	50,718
Investment Expense:
Mortality and Expense Risk and Administrative Charges	192,259	12,134	1,513	6,343	10,289
Net Investment Income (Loss)	271,224	9,551	3,440	13,490	40,429

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	345,832	-	22,051	49,965	-
Realized Gain (Loss) on Investments	449,462	192,721	(1,280)	(3,647)	48,370
Net Realized Capital Gains (Losses) on Investments	795,294	192,721	20,771	46,318	48,370
Net Change in Unrealized Appreciation (Depreciation)	(1,702,672)	(254,557)	(28,207)	(65,271)	(109,724)
Net Gain (Loss) on Investment	(907,378)	(61,836)	(7,436)	(18,953)	(61,354)

Net Increase (Decrease) in Net Assets Resulting from Operations	(636,154)	(52,285)	(3,996)	(5,463)	(20,925)

Increase (Decrease) in Net Assets from Contract Transactions	(933,685)	(204,593)	55,284	5,803	2,067

Total Increase (Decrease) in Net Assets	(1,569,839)	(256,878)	51,288	340	(18,858)

Net Assets as of December 31, 2015:	$ 19,473,666	$ 1,299,009	$ 184,476	$ 687,478	$ 1,070,967

Investment Income:
Reinvested Dividends	399,013	27,740	1,905	27,458	18,917
Investment Expense:
Mortality and Expense Risk and Administrative Charges	176,588	11,792	1,936	6,452	9,514
Net Investment Income (Loss)	222,425	15,948	(31)	21,006	9,403

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,073,156	-	1,792	36,088	-
Realized Gain (Loss) on Investments	230,269	92,482	(8,278)	(17,606)	44,063
Net Realized Capital Gains (Losses) on Investments	1,303,425	92,482	(6,486)	18,482	44,063
Net Change in Unrealized Appreciation (Depreciation)	(445,971)	59,510	14,170	(10,135)	(55,622)
Net Gain (Loss) on Investment	857,454	151,992	7,684	8,347	(11,559)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,079,879	167,940	7,653	29,353	(2,156)

Increase (Decrease) in Net Assets from Contract Transactions	(543,073)	(153,927)	(14,549)	16,202	(14,022)

Total Increase (Decrease) in Net Assets	536,806	14,013	(6,896)	45,555	(16,178)

Net Assets as of December 31, 2016:	$ 20,010,472	$ 1,313,022	$ 177,580	$ 733,033	$ 1,054,789

See Accompanying Notes.
 (1) See Footnote 1

Transamerica Financial Life Insurance Company
 TFLIC Series Life Account
Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	TA International Moderate Growth Initial Class	TA Janus Balanced Initial Class	TA Janus Mid-Cap Growth Initial Class	TA Jennison Growth Initial Class	TA JPMorgan Core Bond Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 1,222,542	$ 184,172	$ 9,337,476	$ 457,018	$ 608,304

Investment Income:
Reinvested Dividends	25,004	1,622	-	-	11,172
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11,375	1,835	78,944	3,023	5,226
Net Investment Income (Loss)	13,629	(213)	(78,944)	(3,023)	5,946

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	4,224	1,346,814	24,149	-
Realized Gain (Loss) on Investments	25,968	4,973	998,910	4,557	2,498
Net Realized Capital Gains (Losses) on Investments	25,968	9,197	2,345,724	28,706	2,498
Net Change in Unrealized Appreciation (Depreciation)	(75,740)	(10,050)	(2,782,362)	(224)	(9,950)
Net Gain (Loss) on Investment	(49,772)	(853)	(436,638)	28,482	(7,452)

Net Increase (Decrease) in Net Assets Resulting from Operations	(36,143)	(1,066)	(515,582)	25,459	(1,506)

Increase (Decrease) in Net Assets from Contract Transactions	37,054	(6,590)	(370,756)	61,890	(68,055)

Total Increase (Decrease) in Net Assets	911	(7,656)	(886,338)	87,349	(69,561)

Net Assets as of December 31, 2015:	$ 1,223,453	$ 176,516	$ 8,451,138	$ 544,367	$ 538,743

Investment Income:
Reinvested Dividends	24,759	2,172	-	-	13,229
Investment Expense:
Mortality and Expense Risk and Administrative Charges	10,659	1,797	59,420	3,370	5,243
Net Investment Income (Loss)	14,100	375	(59,420)	(3,370)	7,986

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	1,542	698,161	54,686	-
Realized Gain (Loss) on Investments	10,215	3,165	(415,315)	(18,950)	5,134
Net Realized Capital Gains (Losses) on Investments	10,215	4,707	282,846	35,736	5,134
Net Change in Unrealized Appreciation (Depreciation)	(21,328)	719	(497,337)	(47,819)	(6,486)
Net Gain (Loss) on Investment	(11,113)	5,426	(214,491)	(12,083)	(1,352)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,987	5,801	(273,911)	(15,453)	6,634

Increase (Decrease) in Net Assets from Contract Transactions	(40,241)	(1,146)	(722,548)	(209,629)	104,143

Total Increase (Decrease) in Net Assets	(37,254)	4,655	(996,459)	(225,082)	110,777

Net Assets as of December 31, 2016:	$ 1,186,199	$ 181,171	$ 7,454,679	$ 319,285	$ 649,520

See Accompanying Notes.
 (1) See Footnote 1

Transamerica Financial Life Insurance Company
 TFLIC Series Life Account
Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	TA JPMorgan Enhanced Index Initial Class	TA JPMorgan Mid Cap Value Initial Class	TA JPMorgan Tactical Allocation Initial Class	TA Managed Risk - Balanced ETF Initial Class	TA Managed Risk - Conservative ETF Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 243,243	$ 379,076	$ 1,280,677	$ 8,307	$ -

Investment Income:
Reinvested Dividends	1,807	3,299	14,401	841	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,107	3,246	10,185	419	-
Net Investment Income (Loss)	(300)	53	4,216	422	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	13,389	23,790	-	2,346	-
Realized Gain (Loss) on Investments	34,115	65,150	50,097	111	-
Net Realized Capital Gains (Losses) on Investments	47,504	88,940	50,097	2,457	-
Net Change in Unrealized Appreciation (Depreciation)	(46,775)	(102,082)	(63,821)	(5,551)	-
Net Gain (Loss) on Investment	729	(13,142)	(13,724)	(3,094)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	429	(13,089)	(9,508)	(2,672)	-

Increase (Decrease) in Net Assets from Contract Transactions	(55,974)	(15,296)	(62,740)	53,244	108

Total Increase (Decrease) in Net Assets	(55,545)	(28,385)	(72,248)	50,572	108

Net Assets as of December 31, 2015:	$ 187,698	$ 350,691	$ 1,208,429	$ 58,879	$ 108

Investment Income:
Reinvested Dividends	1,026	7,526	15,022	235	2
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,121	2,859	9,391	413	-
Net Investment Income (Loss)	(1,095)	4,667	5,631	(178)	2

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	5,606	56,173	-	101	1
Realized Gain (Loss) on Investments	(1,794)	44,970	73,807	(3,761)	3
Net Realized Capital Gains (Losses) on Investments	3,812	101,143	73,807	(3,660)	4
Net Change in Unrealized Appreciation (Depreciation)	19,932	(60,167)	(40,052)	4,935	-
Net Gain (Loss) on Investment	23,744	40,976	33,755	1,275	4

Net Increase (Decrease) in Net Assets Resulting from Operations	22,649	45,643	39,386	1,097	6

Increase (Decrease) in Net Assets from Contract Transactions	57,735	(27,944)	(209,549)	(46,963)	(8)

Total Increase (Decrease) in Net Assets	80,384	17,699	(170,163)	(45,866)	(2)

Net Assets as of December 31, 2016:	$ 268,082	$ 368,390	$ 1,038,266	$ 13,013	$ 106

See Accompanying Notes.
 (1) See Footnote 1

Transamerica Financial Life Insurance Company
 TFLIC Series Life Account
Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	TA Managed Risk - Growth ETF Initial Class	TA MFS International Equity Initial Class	TA Morgan Stanley Capital Growth Initial Class	TA Multi-Managed Balanced Initial Class	TA PIMCO Tactical - Balanced Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 168,096	$ 1,456,934	$ 2,039,183	$ 1,000,630	$ 131,768

Investment Income:
Reinvested Dividends	3,792	28,153	-	13,774	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,032	14,128	18,704	8,946	1,217
Net Investment Income (Loss)	1,760	14,025	(18,704)	4,828	(1,217)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	19,438	-	165,816	48,145	4,402
Realized Gain (Loss) on Investments	(2,544)	78,482	257,592	43,298	2,268
Net Realized Capital Gains (Losses) on Investments	16,894	78,482	423,408	91,443	6,670
Net Change in Unrealized Appreciation (Depreciation)	(29,988)	(128,253)	(175,595)	(102,573)	(9,466)
Net Gain (Loss) on Investment	(13,094)	(49,771)	247,813	(11,130)	(2,796)

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,334)	(35,746)	229,109	(6,302)	(4,013)

Increase (Decrease) in Net Assets from Contract Transactions	70,763	110,722	(42,546)	8,097	6,004

Total Increase (Decrease) in Net Assets	59,429	74,976	186,563	1,795	1,991

Net Assets as of December 31, 2015:	$ 227,525	$ 1,531,910	$ 2,225,746	$ 1,002,425	$ 133,759

Investment Income:
Reinvested Dividends	3,005	19,854	-	9,946	693
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,767	11,733	16,226	8,707	1,165
Net Investment Income (Loss)	1,238	8,121	(16,226)	1,239	(472)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	9,935	276,561	33,677	-
Realized Gain (Loss) on Investments	(9,276)	75,704	201,518	37,357	2,696
Net Realized Capital Gains (Losses) on Investments	(9,276)	85,639	478,079	71,034	2,696
Net Change in Unrealized Appreciation (Depreciation)	16,237	(112,775)	(532,069)	(2,371)	3,829
Net Gain (Loss) on Investment	6,961	(27,136)	(53,990)	68,663	6,525

Net Increase (Decrease) in Net Assets Resulting from Operations	8,199	(19,015)	(70,216)	69,902	6,053

Increase (Decrease) in Net Assets from Contract Transactions	(61,455)	(173,817)	(357,668)	(5,586)	(10,619)

Total Increase (Decrease) in Net Assets	(53,256)	(192,832)	(427,884)	64,316	(4,566)

Net Assets as of December 31, 2016:	$ 174,269	$ 1,339,078	$ 1,797,862	$ 1,066,741	$ 129,193

See Accompanying Notes.
 (1) See Footnote 1

Transamerica Financial Life Insurance Company
 TFLIC Series Life Account
Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	TA PIMCO Tactical - Conservative Initial Class	TA PIMCO Tactical - Growth Initial Class	TA PIMCO Total Return Initial Class	TA QS Investors Active Asset Allocation - Conservative Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 160,509	$ 381,826	$ 308,444	$ 32,067

Investment Income:
Reinvested Dividends	601	-	8,985	362
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,764	3,588	3,198	317
Net Investment Income (Loss)	(1,163)	(3,588)	5,787	45

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,321	9,111	8,519	867
Realized Gain (Loss) on Investments	2,567	5,414	(3,957)	117
Net Realized Capital Gains (Losses) on Investments	5,888	14,525	4,562	984
Net Change in Unrealized Appreciation (Depreciation)	(9,097)	(26,703)	(11,387)	(1,923)
Net Gain (Loss) on Investment	(3,209)	(12,178)	(6,825)	(939)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,372)	(15,766)	(1,038)	(894)

Increase (Decrease) in Net Assets from Contract Transactions	775	(4,607)	18,892	(2,181)

Total Increase (Decrease) in Net Assets	(3,597)	(20,373)	17,854	(3,075)

Net Assets as of December 31, 2015:	$ 156,912	$ 361,453	$ 326,298	$ 28,992

Investment Income:
Reinvested Dividends	1,002	-	8,572	452
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,871	3,375	3,671	327
Net Investment Income (Loss)	(869)	(3,375)	4,901	125

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	284	-
Realized Gain (Loss) on Investments	2,452	1,272	(1,863)	(261)
Net Realized Capital Gains (Losses) on Investments	2,452	1,272	(1,579)	(261)
Net Change in Unrealized Appreciation (Depreciation)	5,332	16,579	1,955	556
Net Gain (Loss) on Investment	7,784	17,851	376	295

Net Increase (Decrease) in Net Assets Resulting from Operations	6,915	14,476	5,277	420

Increase (Decrease) in Net Assets from Contract Transactions	12,150	719	28,743	6,183

Total Increase (Decrease) in Net Assets	19,065	15,195	34,020	6,603

Net Assets as of December 31, 2016:	$ 175,977	$ 376,648	$ 360,318	$ 35,595

See Accompanying Notes.
 (1) See Footnote 1

Transamerica Financial Life Insurance Company
 TFLIC Series Life Account
Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	TA QS Investors Active Asset Allocation - Moderate Initial Class	TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	TA Small/Mid Cap Value Initial Class	TA T. Rowe Price Small Cap Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 76,034	$ 1,307,693	$ 4,995,081	$ 1,378,060

Investment Income:
Reinvested Dividends	912	14,300	48,485	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	754	12,128	44,283	15,584
Net Investment Income (Loss)	158	2,172	4,202	(15,584)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,154	69,036	553,303	150,702
Realized Gain (Loss) on Investments	2,715	31,341	115,998	226,168
Net Realized Capital Gains (Losses) on Investments	5,869	100,377	669,301	376,870
Net Change in Unrealized Appreciation (Depreciation)	(9,704)	(193,584)	(832,325)	(358,326)
Net Gain (Loss) on Investment	(3,835)	(93,207)	(163,024)	18,544

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,677)	(91,035)	(158,822)	2,960

Increase (Decrease) in Net Assets from Contract Transactions	7,261	(76,260)	(316,988)	(19,438)

Total Increase (Decrease) in Net Assets	3,584	(167,295)	(475,810)	(16,478)

Net Assets as of December 31, 2015:	$ 79,618	$ 1,140,398	$ 4,519,271	$ 1,361,582

Investment Income:
Reinvested Dividends	1,136	15,253	36,568	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	693	11,178	42,278	12,497
Net Investment Income (Loss)	443	4,075	(5,710)	(12,497)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	471,439	166,954
Realized Gain (Loss) on Investments	(1,525)	6,034	(29,509)	(105,101)
Net Realized Capital Gains (Losses) on Investments	(1,525)	6,034	441,930	61,853
Net Change in Unrealized Appreciation (Depreciation)	2,299	5,397	455,331	86,669
Net Gain (Loss) on Investment	774	11,431	897,261	148,522

Net Increase (Decrease) in Net Assets Resulting from Operations	1,217	15,506	891,551	136,025

Increase (Decrease) in Net Assets from Contract Transactions	(2,646)	(4,100)	(204,054)	255,516

Total Increase (Decrease) in Net Assets	(1,429)	11,406	687,497	391,541

Net Assets as of December 31, 2016:	$ 78,189	$ 1,151,804	$ 5,206,768	$ 1,753,123
See Accompanying Notes.
 (1) See Footnote 1

Transamerica Financial Life Insurance Company
 TFLIC Series Life Account
Statement of Operations and Change in Net Assets
 Years Ended December 31, 2015 and 2016

	TA Torray Concentrated Growth Initial Class	TA WMC US Growth Initial Class
	Subaccount	Subaccount

Net Assets as of December 31, 2014:	$ 357,886	$ 15,418,386

Investment Income:
Reinvested Dividends	1,397	114,794
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,712	132,913
Net Investment Income (Loss)	(1,315)	(18,119)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	48,483	5,036,317
Realized Gain (Loss) on Investments	(834)	2,232,939
Net Realized Capital Gains (Losses) on Investments	47,649	7,269,256
Net Change in Unrealized Appreciation (Depreciation)	(48,138)	(6,322,224)
Net Gain (Loss) on Investment	(489)	947,032

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,804)	928,913

Increase (Decrease) in Net Assets from Contract Transactions	(115,967)	(919,209)

Total Increase (Decrease) in Net Assets	(117,771)	9,704

Net Assets as of December 31, 2015:	$ 240,115	$ 15,428,090

Investment Income:
Reinvested Dividends	1,159	59,992
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,409	117,722
Net Investment Income (Loss)	(1,250)	(57,730)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	619,875
Realized Gain (Loss) on Investments	(13,042)	(563,678)
Net Realized Capital Gains (Losses) on Investments	(13,042)	56,197
Net Change in Unrealized Appreciation (Depreciation)	28,760	282,737
Net Gain (Loss) on Investment	15,718	338,934

Net Increase (Decrease) in Net Assets Resulting from Operations	14,468	281,204

Increase (Decrease) in Net Assets from Contract Transactions	2,789	(1,025,296)

Total Increase (Decrease) in Net Assets	17,257	(744,092)

Net Assets as of December 31, 2016:	$ 257,372	$ 14,683,998

See Accompanying Notes.
 (1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

1. Organization

The TFLIC Series Life Account (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940.  TFLIC and the Separate Account are regulated by the Securities and Exchange Commission.  The assets and liabilities of the Separate Account are clearly identified and distinguished from TFLIC other assets and liabilities.  The Separate Account consists of multiple investment subaccounts.  Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund.  Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.  Activity in these specified investment subaccounts is available to contract owners of TFLIC Financial Freedom Builder, TFLIC Freedom Elite Builder, TFLIC Freedom Elite Builder II, and TFLIC Freedom Wealth Protector.

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
AB Variable Products Series Fund	AB Variable Products Series Fund
AB Balanced Wealth Strategy Class B Shares	AB Balanced Wealth Strategy Portfolio Class B Shares
Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield
American Funds Insurance Series®	American Funds Insurance Series®
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - Growth-Income Class 2 Shares	American Funds - Growth-Income Fund Class 2 Shares
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund - Service Class 2
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Founding Funds Allocation Class 4 Shares	Franklin Founding Funds Allocation Fund Class 4 Shares
ProFunds	ProFunds
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP Government Money Market	ProFund VP Government Money Market
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

1. Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
ProFunds	ProFunds
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP UltraNASDAQ-100	ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust	Transamerica Series Trust
TA AB Dynamic Allocation Initial Class	Transamerica AB Dynamic Allocation VP Initial Class
TA Aegon Government Money Market Initial Class	Transamerica Aegon Government Money Market VP Initial Class
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA BlackRock Global Allocation Initial Class	Transamerica BlackRock Global Allocation VP Initial Class
TA BlackRock Tactical Allocation Initial Class	Transamerica BlackRock Tactical Allocation VP Initial Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA International Moderate Growth Initial Class	Transamerica International Moderate Growth VP Initial Class
TA Janus Balanced Initial Class	Transamerica Janus Balanced VP Initial Class
TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA Managed Risk - Balanced ETF Initial Class	Transamerica Managed Risk - Balanced ETF VP Initial Class
TA Managed Risk - Conservative ETF Initial Class	Transamerica Managed Risk - Conservative ETF VP Initial Class
TA Managed Risk - Growth ETF Initial Class	Transamerica Managed Risk - Growth ETF VP Initial Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA PIMCO Tactical - Balanced Initial Class	Transamerica PIMCO Tactical - Balanced VP Initial Class
TA PIMCO Tactical - Conservative Initial Class	Transamerica PIMCO Tactical - Conservative VP Initial Class
TA PIMCO Tactical - Growth Initial Class	Transamerica PIMCO Tactical - Growth VP Initial Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA QS Investors Active Asset Allocation - Conservative Initial Class	Transamerica QS Investors Active Asset Allocation - Conservative VP Initial Class
TA QS Investors Active Asset Allocation - Moderate Initial Class	Transamerica QS Investors Active Asset Allocation - Moderate VP Initial Class
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Initial Class
TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

1. Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA Torray Concentrated Growth Initial Class	Transamerica Torray Concentrated Growth VP Initial Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

Each period reported on reflects a full twelve month period except as follows:
Subaccount	Inception Date
American Funds - Growth Class 2 Shares	May 9, 2014
American Funds - Growth-Income Class 2 Shares	May 9, 2014
American Funds - International Class 2 Shares	May 9, 2014
TA Managed Risk - Conservative ETF Initial Class	May 9, 2014
ProFund VP UltraNASDAQ-100	April 30, 2012

The following subaccount name changes were made effective during the fiscal year ended December 31, 2016:
Subaccount	Formerly
ProFund VP Government Money Market	ProFund VP Money Market
TA Aegon Government Money Market Initial Class	TA Aegon Money Market Initial Class
TA Janus Mid-Cap Growth Initial Class	TA Morgan Stanley Mid-Cap Growth Initial Class
TA Small/Mid Cap Value Initial Class	TA Systematic Small/Mid Cap Value Initial Class

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts.  The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities.  Actual results could differ from those estimates.

Investments
Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2016.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income
Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy
The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.    The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:
Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.
Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered
Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

3. Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2016 were as follows:

Subaccount	Purchases	Sales
AB Balanced Wealth Strategy Class B Shares	$22,884	$15,332
Access VP High Yield	70,287	68,002
American Funds - Growth Class 2 Shares	1,011	923
American Funds - Growth-Income Class 2 Shares	885	446
American Funds - International Class 2 Shares	755	418
Fidelity® VIP Contrafund® Service Class 2	385,490	336,994
Fidelity® VIP Equity-Income Service Class 2	213,231	197,639
Fidelity® VIP Growth Opportunities Service Class 2	101,357	135,178
Fidelity® VIP Index 500 Service Class 2	885,181	876,827
Franklin Founding Funds Allocation Class 4 Shares	14,481	3,925
ProFund VP Asia 30	310,216	141,027
ProFund VP Basic Materials	121,392	85,938
ProFund VP Bull	366,540	371,888
ProFund VP Consumer Services	44,792	74,162
ProFund VP Emerging Markets	573,054	482,491
ProFund VP Europe 30	1,481	8,616
ProFund VP Falling U.S. Dollar	1,569	36,887
ProFund VP Financials	29,567	34,313
ProFund VP Government Money Market	1,113,223	1,255,011
ProFund VP International	14,743	3,145
ProFund VP Japan	108,387	128,263
ProFund VP Mid-Cap	374,441	443,492
ProFund VP NASDAQ-100	370,002	406,577
ProFund VP Oil & Gas	414,936	444,841
ProFund VP Pharmaceuticals	683,056	656,902
ProFund VP Precious Metals	603,801	383,019
ProFund VP Short Emerging Markets	143,276	121,916
ProFund VP Short International	10,370	12,830
ProFund VP Short NASDAQ-100	164,680	154,225
ProFund VP Short Small-Cap	258,329	190,921
ProFund VP Small-Cap	446,925	288,539
ProFund VP Small-Cap Value	321,439	126,588
ProFund VP Telecommunications	82,775	36,966
ProFund VP U.S. Government Plus	350,658	291,324
ProFund VP UltraNASDAQ-100	269,622	386,519
ProFund VP UltraSmall-Cap	58,331	47,034

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

3. Investments (continued)

Subaccount	Purchases	Sales

ProFund VP Utilities	$422,430	$299,813
TA AB Dynamic Allocation Initial Class	4,389	3,130
TA Aegon Government Money Market Initial Class	419,724	438,520
TA Aegon High Yield Bond Initial Class	238,554	121,213
TA Aegon U.S. Government Securities Initial Class	134,606	87,626
TA Asset Allocation - Conservative Initial Class	214,733	211,613
TA Asset Allocation - Growth Initial Class	2,482,036	2,840,547
TA Asset Allocation - Moderate Initial Class	649,586	599,636
TA Asset Allocation - Moderate Growth Initial Class	3,389,828	2,637,317
TA Barrow Hanley Dividend Focused Initial Class	523,454	661,433
TA BlackRock Global Allocation Initial Class	29,801	42,587
TA BlackRock Tactical Allocation Initial Class	202,153	128,856
TA Clarion Global Real Estate Securities Initial Class	446,674	451,293
TA International Moderate Growth Initial Class	125,130	151,270
TA Janus Balanced Initial Class	17,176	16,405
TA Janus Mid-Cap Growth Initial Class	2,837,675	2,921,482
TA Jennison Growth Initial Class	302,117	460,430
TA JPMorgan Core Bond Initial Class	374,345	262,216
TA JPMorgan Enhanced Index Initial Class	91,690	29,444
TA JPMorgan Mid Cap Value Initial Class	185,534	152,638
TA JPMorgan Tactical Allocation Initial Class	557,262	761,180
TA Managed Risk - Balanced ETF Initial Class	22,358	69,396
TA Managed Risk - Conservative ETF Initial Class	119	124
TA Managed Risk - Growth ETF Initial Class	39,055	99,273
TA MFS International Equity Initial Class	540,489	696,248
TA Morgan Stanley Capital Growth Initial Class	1,142,780	1,240,111
TA Multi-Managed Balanced Initial Class	375,191	345,860
TA PIMCO Tactical - Balanced Initial Class	26,739	37,829
TA PIMCO Tactical - Conservative Initial Class	42,916	31,635
TA PIMCO Tactical - Growth Initial Class	57,325	59,980
TA PIMCO Total Return Initial Class	124,359	90,432
TA QS Investors Active Asset Allocation - Conservative Initial Class	14,973	8,666
TA QS Investors Active Asset Allocation - Moderate Initial Class	24,902	27,105
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	163,658	163,681
TA Small/Mid Cap Value Initial Class	1,858,028	1,596,344
TA T. Rowe Price Small Cap Initial Class	1,129,462	719,489

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

3. Investments (continued)

Subaccount	Purchases	Sales
TA Torray Concentrated Growth Initial Class	$47,614	$46,076
TA WMC US Growth Initial Class	3,772,162	4,235,309

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

4. Change in Units
The change in units outstanding were as follows:

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AB Balanced Wealth Strategy Class B Shares	905	(872)	33	2,605	(75)	2,530
Access VP High Yield	3,870	(3,785)	85	4,668	(4,767)	(99)
American Funds - Growth Class 2 Shares	80	(78)	2	85	(14)	71
American Funds - Growth-Income Class 2 Shares	67	(39)	28	221	(150)	71
American Funds - International Class 2 Shares	73	(46)	27	235	(164)	71
Fidelity® VIP Contrafund® Service Class 2	15,613	(15,519)	94	4,696	(7,257)	(2,561)
Fidelity® VIP Equity-Income Service Class 2	9,658	(10,331)	(673)	3,068	(3,163)	(95)
Fidelity® VIP Growth Opportunities Service Class 2	6,717	(9,365)	(2,648)	6,936	(7,904)	(968)
Fidelity® VIP Index 500 Service Class 2	40,077	(40,109)	(32)	36,244	(14,160)	22,084
Franklin Founding Funds Allocation Class 4 Shares	535	(182)	353	493	(229)	264
ProFund VP Asia 30	37,449	(17,010)	20,439	18,872	(12,406)	6,466
ProFund VP Basic Materials	12,740	(8,545)	4,195	7,656	(8,626)	(970)
ProFund VP Bull	22,023	(22,068)	(45)	18	(88)	(70)
ProFund VP Consumer Services	1,609	(2,755)	(1,146)	1,830	(1,681)	149
ProFund VP Emerging Markets	94,891	(78,635)	16,256	13,137	(15,016)	(1,879)
ProFund VP Europe 30	147	(868)	(721)	1,424	(1,046)	378
ProFund VP Falling U.S. Dollar	245	(5,788)	(5,543)	29,064	(23,958)	5,106
ProFund VP Financials	2,602	(3,127)	(525)	4,703	(3,100)	1,603
ProFund VP Government Money Market	115,189	(129,456)	(14,267)	82,052	(60,820)	21,232
ProFund VP International	1,194	(346)	848	563	(106)	457
ProFund VP Japan	12,264	(14,236)	(1,972)	24,759	(20,360)	4,399
ProFund VP Mid-Cap	22,381	(26,872)	(4,491)	8,563	(7,974)	589
ProFund VP NASDAQ-100	13,984	(16,115)	(2,131)	12,853	(21,408)	(8,555)
ProFund VP Oil & Gas	55,143	(53,829)	1,314	22,760	(30,508)	(7,748)
ProFund VP Pharmaceuticals	31,301	(31,727)	(426)	18,391	(12,147)	6,244
ProFund VP Precious Metals	164,236	(108,906)	55,330	87,562	(26,796)	60,766
ProFund VP Short Emerging Markets	29,498	(25,258)	4,240	55,097	(65,768)	(10,671)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016
4. Change in Units (Continued)
	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Short NASDAQ-100	84,834	(81,907)	2,927	74,448	(77,694)	(3,246)
ProFund VP Short Small-Cap	119,014	(83,134)	35,880	29,294	(35,420)	(6,126)
ProFund VP Small-Cap	26,792	(17,382)	9,410	11,033	(11,834)	(801)
ProFund VP Small-Cap Value	18,183	(7,246)	10,937	10,578	(10,645)	(67)
ProFund VP Telecommunications	5,591	(2,497)	3,094	621	(130)	491
ProFund VP U.S. Government Plus	19,635	(16,431)	3,204	7,488	(15,102)	(7,614)
ProFund VP UltraNASDAQ-100	10,630	(15,629)	(4,999)	14,037	(11,145)	2,892
ProFund VP UltraSmall-Cap	3,516	(3,100)	416	2,541	(3,419)	(878)
ProFund VP Utilities	28,540	(20,235)	8,305	18,848	(23,981)	(5,133)
TA AB Dynamic Allocation Initial Class	233	(174)	59	293	(534)	(241)
TA Aegon Government Money Market Initial Class	39,052	(39,248)	(196)	65,319	(57,229)	8,090
TA Aegon High Yield Bond Initial Class	10,374	(5,536)	4,838	10,996	(26,875)	(15,879)
TA Aegon U.S. Government Securities Initial Class	8,881	(5,731)	3,150	16,384	(15,213)	1,171
TA Asset Allocation - Conservative Initial Class	11,290	(12,011)	(721)	9,731	(9,707)	24
TA Asset Allocation - Growth Initial Class	120,307	(151,543)	(31,236)	118,866	(159,646)	(40,780)
TA Asset Allocation - Moderate Initial Class	26,392	(32,320)	(5,928)	43,725	(47,294)	(3,569)
TA Asset Allocation - Moderate Growth Initial Class	112,225	(138,227)	(26,002)	106,061	(153,916)	(47,855)
TA Barrow Hanley Dividend Focused Initial Class	23,400	(28,662)	(5,262)	22,811	(29,520)	(6,709)
TA BlackRock Global Allocation Initial Class	2,327	(3,494)	(1,167)	8,011	(3,245)	4,766
TA BlackRock Tactical Allocation Initial Class	11,201	(9,917)	1,284	10,432	(9,923)	509
TA Clarion Global Real Estate Securities Initial Class	20,351	(13,294)	7,057	12,825	(9,634)	3,191
TA International Moderate Growth Initial Class	9,581	(13,337)	(3,756)	19,523	(16,743)	2,780
TA Janus Balanced Initial Class	1,077	(1,172)	(95)	1,078	(1,575)	(497)
TA Janus Mid-Cap Growth Initial Class	105,983	(163,302)	(57,319)	181,355	(230,505)	(49,150)
TA Jennison Growth Initial Class	13,436	(24,314)	(10,878)	21,516	(19,514)	2,002
TA JPMorgan Core Bond Initial Class	22,552	(13,272)	9,280	14,876	(15,884)	(1,008)
TA JPMorgan Enhanced Index Initial Class	3,945	(1,313)	2,632	2,462	(4,924)	(2,462)
TA JPMorgan Mid Cap Value Initial Class	4,638	(4,591)	47	5,514	(4,793)	721

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

4. Change in Units (Continued)
	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA JPMorgan Tactical Allocation Initial Class	35,355	(35,658)	(303)	24,140	(20,516)	3,624
TA Managed Risk - Balanced ETF Initial Class	1,389	(5,006)	(3,617)	4,281	(294)	3,987
TA Managed Risk - Conservative ETF Initial Class	11	(12)	(1)	11	-	11
TA Managed Risk - Growth ETF Initial Class	2,818	(7,046)	(4,228)	8,183	(3,017)	5,166
TA MFS International Equity Initial Class	47,000	(53,333)	(6,333)	44,237	(34,684)	9,553
TA Morgan Stanley Capital Growth Initial Class	34,800	(42,179)	(7,379)	26,371	(23,839)	2,532
TA Multi-Managed Balanced Initial Class	14,831	(14,363)	468	13,143	(12,104)	1,039
TA PIMCO Tactical - Balanced Initial Class	2,103	(2,977)	(874)	2,812	(2,311)	501
TA PIMCO Tactical - Conservative Initial Class	3,627	(2,570)	1,057	2,764	(2,665)	99
TA PIMCO Tactical - Growth Initial Class	4,988	(4,965)	23	6,851	(7,244)	(393)
TA PIMCO Total Return Initial Class	7,599	(5,432)	2,167	9,250	(7,303)	1,947
TA QS Investors Active Asset Allocation - Conservative Initial Class	1,288	(735)	553	1,057	(1,246)	(189)
TA QS Investors Active Asset Allocation - Moderate Initial Class	2,078	(2,327)	(249)	6,627	(5,979)	648
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	13,732	(14,066)	(334)	13,554	(19,994)	(6,440)
TA Small/Mid Cap Value Initial Class	43,185	(49,078)	(5,893)	26,570	(36,420)	(9,850)
TA T. Rowe Price Small Cap Initial Class	31,790	(23,842)	7,948	40,611	(41,932)	(1,321)
TA Torray Concentrated Growth Initial Class	1,859	(1,722)	137	2,172	(6,615)	(4,443)
TA WMC US Growth Initial Class	147,552	(179,363)	(31,811)	348,871	(352,614)	(3,743)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

4. Change in Units Dollars (Continued)
	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
AB Balanced Wealth Strategy Class B Shares	$16,694	$(14,774)	$1,920	$45,527	$(1,370)	$44,157
Access VP High Yield	68,808	(67,609)	1,199	79,231	(81,353)	(2,122)
American Funds - Growth Class 2 Shares	897	(922)	(25)	965	(154)	811
American Funds - Growth-Income Class 2 Shares	764	(446)	318	2,452	(1,700)	752
American Funds - International Class 2 Shares	674	(418)	256	2,398	(1,706)	692
Fidelity® VIP Contrafund® Service Class 2	337,079	(334,112)	2,967	103,234	(158,828)	(55,594)
Fidelity® VIP Equity-Income Service Class 2	183,472	(195,647)	(12,175)	56,963	(58,639)	(1,676)
Fidelity® VIP Growth Opportunities Service Class 2	96,725	(133,877)	(37,152)	102,781	(116,963)	(14,182)
Fidelity® VIP Index 500 Service Class 2	870,261	(869,235)	1,026	781,799	(300,067)	481,732
Franklin Founding Funds Allocation Class 4 Shares	9,877	(3,459)	6,418	9,515	(4,440)	5,075
ProFund VP Asia 30	308,357	(139,587)	168,770	175,504	(114,149)	61,355
ProFund VP Basic Materials	121,347	(85,513)	35,834	80,983	(89,344)	(8,361)
ProFund VP Bull	363,915	(371,489)	(7,574)	351	(1,762)	(1,411)
ProFund VP Consumer Services	43,642	(72,914)	(29,272)	44,010	(41,688)	2,322
ProFund VP Emerging Markets	573,250	(481,409)	91,841	85,991	(95,446)	(9,455)
ProFund VP Europe 30	1,199	(8,522)	(7,323)	13,324	(9,576)	3,748
ProFund VP Falling U.S. Dollar	1,582	(36,820)	(35,238)	193,707	(160,178)	33,529
ProFund VP Financials	29,476	(33,113)	(3,637)	52,224	(34,185)	18,039
ProFund VP Government Money Market	1,113,620	(1,253,074)	(139,454)	809,413	(601,532)	207,881
ProFund VP International	14,769	(2,795)	11,974	7,162	(907)	6,255
ProFund VP Japan	108,409	(127,968)	(19,559)	270,003	(211,509)	58,494
ProFund VP Mid-Cap	369,697	(441,926)	(72,229)	141,465	(127,498)	13,967
ProFund VP NASDAQ-100	360,218	(404,885)	(44,667)	319,038	(530,611)	(211,573)
ProFund VP Oil & Gas	412,341	(442,724)	(30,383)	210,560	(267,160)	(56,600)
ProFund VP Pharmaceuticals	631,972	(653,427)	(21,455)	385,744	(251,620)	134,124
ProFund VP Precious Metals	604,488	(381,410)	223,078	244,638	(79,167)	165,471
ProFund VP Short Emerging Markets	143,315	(121,773)	21,542	271,086	(325,952)	(54,866)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

4. Change in Units Dollars (Continued)
	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
ProFund VP Short International	$10,372	$(12,815)	$(2,443)	$83,284	$(84,260)	$(976)
ProFund VP Short NASDAQ-100	164,705	(154,055)	10,650	141,585	(143,622)	(2,037)
ProFund VP Short Small-Cap	258,383	(190,520)	67,863	65,092	(80,615)	(15,523)
ProFund VP Small-Cap	447,276	(287,615)	159,661	182,736	(194,952)	(12,216)
ProFund VP Small-Cap Value	321,745	(125,845)	195,900	175,411	(172,002)	3,409
ProFund VP Telecommunications	81,052	(36,176)	44,876	9,819	(1,986)	7,833
ProFund VP U.S. Government Plus	351,111	(290,455)	60,656	124,394	(249,904)	(125,510)
ProFund VP UltraNASDAQ-100	254,596	(384,941)	(130,345)	332,953	(260,767)	72,186
ProFund VP UltraSmall-Cap	58,390	(46,723)	11,667	43,203	(55,653)	(12,450)
ProFund VP Utilities	416,869	(298,869)	118,000	246,293	(310,443)	(64,150)
TA AB Dynamic Allocation Initial Class	3,907	(2,870)	1,037	4,815	(8,778)	(3,963)
TA Aegon Government Money Market Initial Class	421,801	(434,627)	(12,826)	706,006	(631,848)	74,158
TA Aegon High Yield Bond Initial Class	223,388	(119,218)	104,170	233,087	(572,228)	(339,141)
TA Aegon U.S. Government Securities Initial Class	134,252	(87,096)	47,156	232,996	(214,225)	18,771
TA Asset Allocation - Conservative Initial Class	190,046	(208,558)	(18,512)	162,598	(173,103)	(10,505)
TA Asset Allocation - Growth Initial Class	2,148,061	(2,753,651)	(605,590)	2,226,834	(3,060,600)	(833,766)
TA Asset Allocation - Moderate Initial Class	455,991	(580,084)	(124,093)	761,407	(878,694)	(117,287)
TA Asset Allocation - Moderate Growth Initial Class	2,004,866	(2,547,939)	(543,073)	1,945,139	(2,878,824)	(933,685)
TA Barrow Hanley Dividend Focused Initial Class	500,297	(654,224)	(153,927)	476,490	(681,083)	(204,593)
TA BlackRock Global Allocation Initial Class	26,621	(41,170)	(14,549)	93,824	(38,540)	55,284
TA BlackRock Tactical Allocation Initial Class	141,751	(125,549)	16,202	130,419	(124,616)	5,803
TA Clarion Global Real Estate Securities Initial Class	432,013	(446,035)	(14,022)	352,239	(350,172)	2,067
TA International Moderate Growth Initial Class	106,370	(146,611)	(40,241)	232,432	(195,378)	37,054
TA Janus Balanced Initial Class	13,977	(15,123)	(1,146)	14,253	(20,843)	(6,590)
TA Janus Mid-Cap Growth Initial Class	2,170,425	(2,892,973)	(722,548)	4,276,611	(4,647,367)	(370,756)
TA Jennison Growth Initial Class	248,744	(458,373)	(209,629)	419,375	(357,485)	61,890
TA JPMorgan Core Bond Initial Class	363,040	(258,897)	104,143	228,294	(296,349)	(68,055)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

4. Change in Units Dollars (Continued)
	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA JPMorgan Enhanced Index Initial Class	$85,620	$(27,885)	$57,735	$53,254	$(109,228)	$(55,974)
TA JPMorgan Mid Cap Value Initial Class	122,264	(150,208)	(27,944)	143,280	(158,576)	(15,296)
TA JPMorgan Tactical Allocation Initial Class	545,724	(755,273)	(209,549)	373,153	(435,893)	(62,740)
TA Managed Risk - Balanced ETF Initial Class	22,041	(69,004)	(46,963)	57,405	(4,161)	53,244
TA Managed Risk - Conservative ETF Initial Class	115	(123)	(8)	108	-	108
TA Managed Risk - Growth ETF Initial Class	36,489	(97,944)	(61,455)	110,949	(40,186)	70,763
TA MFS International Equity Initial Class	515,450	(689,267)	(173,817)	579,940	(469,218)	110,722
TA Morgan Stanley Capital Growth Initial Class	872,110	(1,229,778)	(357,668)	682,647	(725,193)	(42,546)
TA Multi-Managed Balanced Initial Class	334,910	(340,496)	(5,586)	291,189	(283,092)	8,097
TA PIMCO Tactical - Balanced Initial Class	26,315	(36,934)	(10,619)	34,087	(28,083)	6,004
TA PIMCO Tactical - Conservative Initial Class	42,810	(30,660)	12,150	32,432	(31,657)	775
TA PIMCO Tactical - Growth Initial Class	58,522	(57,803)	719	82,582	(87,189)	(4,607)
TA PIMCO Total Return Initial Class	117,134	(88,391)	28,743	138,372	(119,480)	18,892
TA QS Investors Active Asset Allocation - Conservative Initial Class	14,572	(8,389)	6,183	12,129	(14,310)	(2,181)
TA QS Investors Active Asset Allocation - Moderate Initial Class	23,885	(26,531)	(2,646)	78,507	(71,246)	7,261
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	154,682	(158,782)	(4,100)	160,873	(237,133)	(76,260)
TA Small/Mid Cap Value Initial Class	1,367,436	(1,571,490)	(204,054)	822,474	(1,139,462)	(316,988)
TA T. Rowe Price Small Cap Initial Class	967,521	(712,005)	255,516	1,227,730	(1,247,168)	(19,438)
TA Torray Concentrated Growth Initial Class	47,168	(44,379)	2,789	55,251	(171,218)	(115,967)
TA WMC US Growth Initial Class	3,154,689	(4,179,985)	(1,025,296)	7,445,833	(8,365,042)	(919,209)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

5. Financial Highlights
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance. These charges are discussed in more detail in the individual's policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.
	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio
AB Balanced Wealth Strategy Class B Shares
12/31/2016	4,151	$18.98	to	$17.86	$ 77,207	1.94%	0.60%	to	1.50%	3.82%	to	2.90%
12/31/2015	4,118	18.28	to	17.35	74,056	1.26	0.60	to	1.50	0.69	to	(0.20)
12/31/2014	1,588	18.16	to	17.39	28,309	2.43	0.60	to	1.50	6.31	to	5.53
12/31/2013	1,405	17.06	to	16.48	23,668	2.35	0.75	to	1.50	15.41	to	14.55
12/31/2012	1,090	14.78	to	14.39	15,943	1.84	0.75	to	1.50	12.53	to	11.69
Access VP High Yield
12/31/2016	2,478	18.39	to	18.16	44,958	2.90	0.60	to	1.50	8.35	to	7.39
12/31/2015	2,393	16.97	to	16.91	40,247	3.74	0.60	to	1.50	(0.44)	to	(1.33)
12/31/2014	2,492	17.05	to	17.13	42,475	3.87	0.60	to	1.50	1.58	to	0.83
12/31/2013	5,452	16.76	to	16.99	91,093	2.55	0.75	to	1.50	9.20	to	8.39
12/31/2012	1,690	15.35	to	15.68	26,124	5.17	0.75	to	1.50	13.27	to	12.43
American Funds - Growth Class 2 Shares											to
12/31/2016	76	12.82	to	12.82	975	0.72	0.00	to	0.00	9.49	to	9.49
12/31/2015	74	11.71	to	11.71	868	1.57	0.00	to	0.00	6.86	to	6.86
12/31/2014(1)	3	10.95	to	1.08	31	2.16	0.00	to	0.00	-	to	-
12/31/2013			to					to			to
12/31/2012			to					to
American Funds - Growth-Income Class 2 Shares
12/31/2016	99	12.31	to	12.31	1,224	1.66	0.00	to	0.00	11.52	to	11.52
12/31/2015	71	11.04	to	11.04	785	1.28	0.00	to	0.00	1.45	to	1.45
12/31/2014(1)	-	10.88	to	1.08	-	-	0.00	to	0.00	-	to	-
12/31/2013			to					to			to
12/31/2012			to					to			to
American Funds - International Class 2 Shares
12/31/2016	100	9.61	to	9.61	965	1.57	0.00	to	0.00	3.53	to	3.53
12/31/2015	73	9.28	to	9.28	673	1.38	0.00	to	0.00	(4.53)	to	(4.53)
12/31/2014(1)	2	9.72	to	0.96	20	3.35	0.00	to	0.00	-	to	-
12/31/2013			to					to			to
12/31/2012			to					to			to
Fidelity® VIP Contrafund® Service Class 2
12/31/2016	27,055	22.95	to	22.85	619,930	0.64	0.75	to	0.90	6.93	to	6.77
12/31/2015	26,961	21.46	to	21.40	577,255	0.77	0.75	to	0.90	(0.33)	to	(0.48)
12/31/2014	29,522	21.53	to	21.51	634,945	0.74	0.75	to	0.90	10.66	to	10.66
12/31/2013	30,848	19.44	to	19.44	599,554	0.86	0.90	to	0.90	29.79	to	29.79
12/31/2012	31,431	14.98	to	14.98	470,688	1.10	0.90	to	0.90	15.10	to	15.10
Fidelity® VIP Equity-Income Service Class 2
12/31/2016	18,816	20.79	to	20.70	390,504	2.17	0.75	to	0.90	16.84	to	16.66
12/31/2015	19,489	17.79	to	17.74	345,958	3.00	0.75	to	0.90	(4.95)	to	(5.09)
12/31/2014	19,584	18.72	to	18.70	366,172	2.65	0.75	to	0.90	7.51	to	7.51
12/31/2013	20,086	17.39	to	17.39	349,304	2.29	0.90	to	0.90	26.69	to	26.69
12/31/2012	21,121	13.73	to	13.73	289,940	2.98	0.90	to	0.90	16.01	to	16.01
Fidelity® VIP Growth Opportunities Service Class 2
12/31/2016	15,440	14.79	to	14.73	228,115	0.05	0.75	to	0.90	(0.68)	to	(0.83)
12/31/2015	18,088	14.89	to	14.85	268,871	-	0.75	to	0.90	4.56	to	4.40
12/31/2014	19,056	14.24	to	14.23	271,106	0.01	0.75	to	0.90	10.95	to	10.95
12/31/2013	18,516	12.82	to	12.82	237,429	0.05	0.90	to	0.90	36.31	to	36.31
12/31/2012	19,220	9.41	to	9.41	180,802	0.16	0.90	to	0.90	18.25	to	18.25
Fidelity® VIP Index 500 Service Class 2
12/31/2016	64,813	23.31	to	24.87	1,499,155	1.43	0.00	to	1.50	11.58	to	9.94
12/31/2015	64,845	20.89	to	22.63	1,360,035	2.21	0.00	to	1.50	1.08	to	(0.41)
12/31/2014	42,761	20.66	to	22.72	895,361	2.02	0.00	to	1.50	12.44	to	11.61
12/31/2013	27,442	18.28	to	20.36	516,891	1.89	0.75	to	1.50	30.93	to	29.96
12/31/2012	19,500	13.97	to	15.66	278,668	2.26	0.75	to	1.50	14.77	to	13.91

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

5. Financial Highlights (continued)
	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio
Franklin Founding Funds Allocation Class 4 Shares
12/31/2016	3,817	$20.57	to	$19.35	$ 77,432	3.67%	0.60%	to	1.50%	12.25%	to	11.26%
12/31/2015	3,464	18.33	to	17.39	62,776	2.70	0.60	to	1.50	(6.80)	to	(7.63)
12/31/2014	3,200	19.66	to	18.83	62,358	2.77	0.60	to	1.50	1.99	to	1.23
12/31/2013	2,846	19.26	to	18.60	54,444	14.27	0.75	to	1.50	22.76	to	21.85
12/31/2012	419	15.69	to	15.27	6,557	2.46	0.75	to	1.50	14.31	to	13.46
ProFund VP Asia 30
12/31/2016	42,713	7.98	to	15.23	364,314	1.15	0.60	to	1.50	0.04	to	(0.84)
12/31/2015	22,274	7.98	to	15.36	203,188	0.30	0.60	to	1.50	(9.92)	to	(10.72)
12/31/2014	15,808	8.86	to	17.20	169,654	0.07	0.60	to	1.50	(2.30)	to	(3.02)
12/31/2013	21,480	9.06	to	17.74	218,314	0.05	0.75	to	1.50	14.12	to	13.27
12/31/2012	11,384	7.94	to	15.66	101,535	-	0.75	to	1.50	14.61	to	13.76
ProFund VP Basic Materials
12/31/2016	9,841	10.45	to	19.20	102,652	0.37	0.60	to	1.50	17.79	to	16.74
12/31/2015	5,646	8.87	to	16.45	51,089	0.76	0.60	to	1.50	(14.44)	to	(15.19)
12/31/2014	6,616	10.37	to	19.39	70,171	0.61	0.60	to	1.50	0.93	to	0.18
12/31/2013	6,976	10.26	to	19.36	75,795	1.10	0.75	to	1.50	17.55	to	16.68
12/31/2012	12,294	8.73	to	16.59	108,135	0.36	0.75	to	1.50	7.67	to	6.87
ProFund VP Bull
12/31/2016	190	17.35	to	21.80	3,672	-	0.60	to	1.50	9.01	to	8.04
12/31/2015	235	15.92	to	20.18	4,010	-	0.60	to	1.50	(1.05)	to	(1.93)
12/31/2014	305	16.09	to	20.58	5,519	-	0.60	to	1.50	10.64	to	9.82
12/31/2013	155	14.52	to	18.74	2,489	-	0.75	to	1.50	28.79	to	27.84
12/31/2012	144	11.28	to	14.66	1,754	-	0.75	to	1.50	13.04	to	12.20
ProFund VP Consumer Services
12/31/2016	5,599	23.46	to	31.91	136,731	-	0.60	to	1.50	3.57	to	2.65
12/31/2015	6,745	22.66	to	31.09	160,680	-	0.60	to	1.50	4.07	to	3.14
12/31/2014	6,596	21.77	to	30.14	153,654	-	0.60	to	1.50	11.62	to	10.80
12/31/2013	6,163	19.48	to	27.20	130,683	0.21	0.75	to	1.50	38.83	to	37.80
12/31/2012	5,229	14.03	to	19.74	75,956	-	0.75	to	1.50	21.19	to	20.29
ProFund VP Emerging Markets
12/31/2016	28,549	6.02	to	12.30	170,579	0.22	0.60	to	1.50	10.35	to	9.37
12/31/2015	12,293	5.46	to	11.25	66,961	0.91	0.60	to	1.50	(17.86)	to	(18.59)
12/31/2014	14,172	6.64	to	13.81	93,180	0.22	0.60	to	1.50	(4.14)	to	(4.85)
12/31/2013	13,280	6.92	to	14.52	91,623	0.51	0.75	to	1.50	(7.12)	to	(7.81)
12/31/2012	22,707	7.45	to	15.75	168,810	0.89	0.75	to	1.50	5.77	to	4.99
ProFund VP Europe 30
12/31/2016	582	8.76	to	13.83	5,546	2.95	0.60	to	1.50	7.17	to	6.22
12/31/2015	1,303	8.18	to	13.02	12,242	4.87	0.60	to	1.50	(11.41)	to	(12.20)
12/31/2014	925	9.23	to	14.83	10,202	0.52	0.60	to	1.50	(9.33)	to	(10.00)
12/31/2013	720	10.17	to	16.48	8,692	0.15	0.75	to	1.50	20.73	to	19.84
12/31/2012	1,126	8.42	to	13.75	10,221	2.56	0.75	to	1.50	15.72	to	14.86
ProFund VP Falling U.S. Dollar
12/31/2016	1,130	6.06	to	6.50	6,805	-	0.60	to	1.50	(6.42)	to	(7.25)
12/31/2015	6,673	6.48	to	7.01	42,767	-	0.60	to	1.50	(10.55)	to	(11.34)
12/31/2014	1,567	7.24	to	7.91	11,323	-	0.60	to	1.50	(13.25)	to	(13.89)
12/31/2013	8,621	8.34	to	9.19	71,427	-	0.75	to	1.50	(2.74)	to	(3.46)
12/31/2012	2,807	8.57	to	9.51	23,979	-	0.75	to	1.50	(1.51)	to	(2.24)
ProFund VP Financials
12/31/2016	16,536	11.68	to	18.69	202,119	0.35	0.60	to	1.50	14.63	to	13.62
12/31/2015	17,061	10.19	to	16.45	179,648	0.35	0.60	to	1.50	(2.08)	to	(2.95)
12/31/2014	15,458	10.41	to	16.95	166,718	0.20	0.60	to	1.50	12.08	to	11.25
12/31/2013	15,274	9.27	to	15.24	145,884	0.36	0.75	to	1.50	31.09	to	30.13
12/31/2012	10,247	7.07	to	11.71	74,269	0.10	0.75	to	1.50	23.80	to	22.88

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

5. Financial Highlights (continued)
	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio
ProFund VP Government Money Market
12/31/2016	14,262	$9.95	to	$8.87	$ 137,028	0.02%	0.60%	to	1.50%	(0.57)%	to	(1.45)%
12/31/2015	28,529	10.01	to	9.00	278,818	0.02	0.60	to	1.50	(0.57)	to	(1.45)
12/31/2014	7,297	10.07	to	9.13	72,687	0.02	0.60	to	1.50	(0.72)	to	(1.46)
12/31/2013	27,274	10.13	to	9.27	274,092	0.02	0.75	to	1.50	(0.72)	to	(1.46)
12/31/2012	4,961	10.20	to	9.41	50,053	0.02	0.75	to	1.50	(0.73)	to	(1.47)
ProFund VP International
12/31/2016	3,108	7.95	to	13.03	32,940	-	0.60	to	1.50	(1.51)	to	(2.39)
12/31/2015	2,260	8.08	to	13.34	21,175	-	0.60	to	1.50	(4.10)	to	(4.95)
12/31/2014	1,803	8.42	to	14.04	15,747	-	0.60	to	1.50	(8.79)	to	(9.47)
12/31/2013	1,871	9.22	to	15.51	17,831	-	0.75	to	1.50	18.60	to	17.73
12/31/2012	4,682	7.78	to	13.17	36,609	-	0.75	to	1.50	15.07	to	14.21
ProFund VP Japan
12/31/2016	4,939	10.33	to	15.89	50,131	-	0.60	to	1.50	(0.18)	to	(1.07)
12/31/2015	6,911	10.35	to	16.06	70,698	-	0.60	to	1.50	5.18	to	4.25
12/31/2014	2,512	9.84	to	15.41	25,258	-	0.60	to	1.50	2.46	to	1.70
12/31/2013	8,464	9.59	to	15.15	80,803	-	0.75	to	1.50	47.13	to	46.05
12/31/2012	1,357	6.52	to	10.37	8,781	-	0.75	to	1.50	22.03	to	21.12
ProFund VP Mid-Cap
12/31/2016	11,418	17.75	to	26.02	204,307	-	0.60	to	1.50	17.48	to	16.44
12/31/2015	15,909	15.10	to	22.34	241,094	-	0.60	to	1.50	(5.02)	to	(5.86)
12/31/2014	15,320	15.90	to	23.73	245,596	-	0.60	to	1.50	6.85	to	6.06
12/31/2013	11,318	14.87	to	22.38	170,790	-	0.75	to	1.50	29.82	to	28.86
12/31/2012	21,533	11.45	to	17.37	245,137	-	0.75	to	1.50	14.68	to	13.82
ProFund VP NASDAQ-100
12/31/2016	10,565	27.16	to	30.92	287,550	-	0.60	to	1.50	4.63	to	3.70
12/31/2015	12,696	25.96	to	29.82	331,947	-	0.60	to	1.50	6.81	to	5.87
12/31/2014	21,251	24.31	to	28.17	515,561	-	0.60	to	1.50	16.13	to	15.28
12/31/2013	7,677	20.90	to	24.43	162,376	-	0.75	to	1.50	33.27	to	32.29
12/31/2012	11,486	15.69	to	18.47	180,562	-	0.75	to	1.50	15.36	to	14.51
ProFund VP Oil & Gas
12/31/2016	32,906	9.06	to	13.37	333,132	1.14	0.60	to	1.50	23.45	to	22.35
12/31/2015	31,592	7.34	to	10.93	259,639	0.63	0.60	to	1.50	(23.83)	to	(24.51)
12/31/2014	39,340	9.63	to	14.48	397,987	0.45	0.60	to	1.50	(11.53)	to	(12.19)
12/31/2013	21,179	10.88	to	16.48	249,875	0.42	0.75	to	1.50	23.15	to	22.24
12/31/2012	21,236	8.83	to	13.49	195,919	0.11	0.75	to	1.50	2.13	to	1.37
ProFund VP Pharmaceuticals
12/31/2016	15,874	19.68	to	22.74	321,855	1.49	0.60	to	1.50	(4.31)	to	(5.15)
12/31/2015	16,300	20.56	to	23.97	348,200	0.58	0.60	to	1.50	3.82	to	2.90
12/31/2014	10,056	19.81	to	23.30	207,545	0.75	0.60	to	1.50	18.47	to	17.60
12/31/2013	5,794	16.70	to	19.81	102,067	1.79	0.75	to	1.50	30.65	to	29.68
12/31/2012	3,405	12.78	to	15.28	45,557	1.13	0.75	to	1.50	11.02	to	10.19
ProFund VP Precious Metals
12/31/2016	147,946	3.45	to	8.18	534,468	-	0.60	to	1.50	54.89	to	53.52
12/31/2015	92,616	2.23	to	5.33	224,418	-	0.60	to	1.50	(33.25)	to	(33.85)
12/31/2014	31,850	3.34	to	8.06	131,610	-	0.60	to	1.50	(24.43)	to	(24.99)
12/31/2013	35,650	4.41	to	10.74	176,285	-	0.75	to	1.50	(38.41)	to	(38.86)
12/31/2012	16,486	7.16	to	17.57	127,431	-	0.75	to	1.50	(15.19)	to	(15.82)
ProFund VP Short Emerging Markets
12/31/2016	8,014	4.53	to	2.56	33,310	-	0.60	to	1.50	(16.74)	to	(17.48)
12/31/2015	3,774	5.44	to	3.10	17,099	-	0.60	to	1.50	10.85	to	9.87
12/31/2014	14,445	4.91	to	2.82	70,209	-	0.60	to	1.50	(3.65)	to	(4.36)
12/31/2013	6,808	5.09	to	2.95	34,544	-	0.75	to	1.50	(0.97)	to	(1.70)
12/31/2012	267	5.14	to	3.00	1,365	-	0.75	to	1.50	(13.69)	to	(14.34)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

5. Financial Highlights (continued)
	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio
ProFund VP Short International
12/31/2016	249	$4.30	to	$2.76	$ 1,051	-%	0.60%	to	1.50%	(6.46)%	to	(7.28)%
12/31/2015	769	4.60	to	2.98	3,516	-	0.60	to	1.50	(4.36)	to	(5.20)
12/31/2014	459	4.81	to	3.15	2,185	-	0.60	to	1.50	2.03	to	1.28
12/31/2013	7,771	4.71	to	3.11	36,516	-	0.75	to	1.50	(21.60)	to	(22.18)
12/31/2012	-	6.01	to	3.99	-	-	0.75	to	1.50	(20.75)	to	(21.34)
ProFund VP Short NASDAQ-100
12/31/2016	6,295	1.82	to	1.36	10,243	-	0.60	to	1.50	(10.59)	to	(11.39)
12/31/2015	3,368	2.03	to	1.54	5,723	-	0.60	to	1.50	(13.56)	to	(14.33)
12/31/2014	6,614	2.35	to	1.79	14,642	-	0.60	to	1.50	(19.98)	to	(20.57)
12/31/2013	10,475	2.93	to	2.26	30,704	-	0.75	to	1.50	(29.93)	to	(30.45)
12/31/2012	3,474	4.19	to	3.24	14,469	-	0.75	to	1.50	(19.40)	to	(20.00)
ProFund VP Short Small-Cap
12/31/2016	53,300	1.83	to	1.35	95,482	-	0.60	to	1.50	(22.06)	to	(22.75)
12/31/2015	17,420	2.35	to	1.75	39,025	-	0.60	to	1.50	(1.41)	to	(2.29)
12/31/2014	23,546	2.38	to	1.79	54,779	-	0.60	to	1.50	(9.91)	to	(10.57)
12/31/2013	28,553	2.64	to	2.00	74,906	-	0.75	to	1.50	(31.76)	to	(32.27)
12/31/2012	7,506	3.87	to	2.95	28,776	-	0.75	to	1.50	(19.57)	to	(20.17)
ProFund VP Small-Cap
12/31/2016	15,574	17.80	to	23.89	274,039	-	0.60	to	1.50	18.97	to	17.92
12/31/2015	6,164	14.96	to	20.26	92,037	-	0.60	to	1.50	(6.77)	to	(7.59)
12/31/2014	6,965	16.05	to	21.93	113,536	-	0.60	to	1.50	1.72	to	0.96
12/31/2013	15,459	15.76	to	21.72	243,477	-	0.75	to	1.50	36.16	to	35.16
12/31/2012	21,665	11.58	to	16.07	250,146	-	0.75	to	1.50	13.89	to	13.04
ProFund VP Small-Cap Value
12/31/2016	15,231	19.27	to	25.60	290,327	-	0.60	to	1.50	28.01	to	26.88
12/31/2015	4,294	15.05	to	20.17	64,800	-	0.60	to	1.50	(8.82)	to	(9.63)
12/31/2014	4,361	16.51	to	22.32	72,177	-	0.60	to	1.50	5.03	to	4.25
12/31/2013	13,186	15.70	to	21.41	205,799	0.31	0.75	to	1.50	36.65	to	35.64
12/31/2012	19,601	11.49	to	15.79	223,956	-	0.75	to	1.50	15.29	to	14.43
ProFund VP Telecommunications
12/31/2016	5,715	15.01	to	19.30	94,878	2.38	0.60	to	1.50	20.93	to	19.86
12/31/2015	2,621	12.41	to	16.11	40,954	1.63	0.60	to	1.50	0.92	to	0.02
12/31/2014	2,130	12.30	to	16.10	32,958	3.39	0.60	to	1.50	(0.18)	to	(0.92)
12/31/2013	1,769	12.30	to	16.25	27,836	4.43	0.75	to	1.50	11.23	to	10.41
12/31/2012	1,538	11.06	to	14.72	21,805	2.99	0.75	to	1.50	15.65	to	14.79
ProFund VP U.S. Government Plus
12/31/2016	6,345	15.85	to	13.80	97,649	-	0.60	to	1.50	(0.90)	to	(1.78)
12/31/2015	3,141	16.00	to	14.05	48,948	-	0.60	to	1.50	(6.20)	to	(7.04)
12/31/2014	10,755	17.05	to	15.11	180,844	0.15	0.60	to	1.50	35.38	to	34.38
12/31/2013	3,996	12.58	to	11.24	49,452	0.19	0.75	to	1.50	(19.71)	to	(20.31)
12/31/2012	6,606	15.67	to	14.11	102,235	-	0.75	to	1.50	0.22	to	(0.53)
ProFund VP UltraNASDAQ-100
12/31/2016	5,817	27.40	to	26.36	157,640	-	0.60	to	1.50	7.98	to	7.02
12/31/2015	10,816	25.38	to	24.63	271,626	-	0.60	to	1.50	12.93	to	11.92
12/31/2014	7,924	22.47	to	22.01	176,856	-	0.60	to	1.50	34.83	to	33.83
12/31/2013	4,486	16.65	to	16.44	74,372	-	0.75	to	1.50	77.71	to	76.40
12/31/2012(1)	6,239	9.37	to	9.32	58,404	-	0.75	to	1.50	-	to	-
ProFund VP UltraSmall-Cap
12/31/2016	2,575	19.87	to	43.96	60,282	-	0.60	to	1.50	38.76	to	37.53
12/31/2015	2,159	14.32	to	31.96	36,440	-	0.60	to	1.50	(13.49)	to	(14.26)
12/31/2014	3,037	16.56	to	37.28	57,120	-	0.60	to	1.50	4.59	to	3.82
12/31/2013	4,035	15.81	to	35.91	69,034	-	0.75	to	1.50	85.27	to	83.90
12/31/2012	3,718	8.53	to	19.52	33,475	-	0.75	to	1.50	28.55	to	27.59

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

5. Financial Highlights (continued)
	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio
ProFund VP Utilities
12/31/2016	11,793	$15.03	to	$19.52	$ 179,011	1.34%	0.60%	to	1.50%	14.39%	to	13.38%
12/31/2015	3,488	13.14	to	17.21	49,266	3.11	0.60	to	1.50	(6.96)	to	(7.79)
12/31/2014	8,621	14.12	to	18.67	125,288	0.88	0.60	to	1.50	24.95	to	24.02
12/31/2013	4,239	11.29	to	15.05	50,867	3.04	0.75	to	1.50	12.47	to	11.64
12/31/2012	3,448	10.04	to	13.48	37,678	2.24	0.75	to	1.50	(0.61)	to	(1.35)
TA AB Dynamic Allocation Initial Class
12/31/2016	2,066	15.73	to	16.15	35,863	1.49	0.60	to	1.50	1.62	to	0.72
12/31/2015	2,007	15.48	to	16.04	34,352	1.24	0.60	to	1.50	(0.67)	to	(1.55)
12/31/2014	2,248	15.58	to	16.29	38,561	1.05	0.60	to	1.50	4.77	to	4.00
12/31/2013	2,349	14.85	to	15.67	38,609	1.04	0.75	to	1.50	6.39	to	5.60
12/31/2012	2,851	13.96	to	14.84	44,384	0.84	0.75	to	1.50	5.35	to	4.56
TA Aegon Government Money Market Initial Class
12/31/2016	65,406	10.84	to	8.89	718,824	0.01	0.00	to	1.50	0.01	to	(1.47)
12/31/2015	65,602	10.84	to	9.02	737,621	0.01	0.00	to	1.50	0.01	to	(1.47)
12/31/2014	57,512	10.84	to	9.16	669,968	0.01	0.00	to	1.50	(0.74)	to	(1.47)
12/31/2013	59,973	10.87	to	9.30	708,974	0.01	0.75	to	1.50	(0.74)	to	(1.47)
12/31/2012	62,152	10.95	to	9.44	742,986	0.01	0.75	to	1.50	(0.74)	to	(1.48)
TA Aegon High Yield Bond Initial Class
12/31/2016	17,220	20.34	to	21.96	383,532	5.86	0.60	to	1.50	14.65	to	13.64
12/31/2015	12,382	17.74	to	19.32	241,797	4.90	0.60	to	1.50	(4.79)	to	(5.64)
12/31/2014	28,261	18.63	to	20.48	588,132	5.73	0.60	to	1.50	3.20	to	2.44
12/31/2013	17,484	18.03	to	19.99	351,346	5.72	0.75	to	1.50	5.80	to	5.02
12/31/2012	15,730	17.04	to	19.03	300,615	5.81	0.75	to	1.50	16.49	to	15.63
TA Aegon U.S. Government Securities Initial Class
12/31/2016	8,226	14.03	to	11.86	119,390	0.70	0.60	to	1.50	(0.30)	to	(1.18)
12/31/2015	5,076	14.07	to	12.00	74,376	2.10	0.60	to	1.50	(0.50)	to	(1.38)
12/31/2014	3,905	14.14	to	12.17	57,583	4.22	0.60	to	1.50	3.88	to	3.11
12/31/2013	8,904	13.60	to	11.80	128,194	0.97	0.75	to	1.50	(2.96)	to	(3.68)
12/31/2012	6,190	14.01	to	12.26	90,568	1.64	0.75	to	1.50	4.36	to	3.58
TA Asset Allocation - Conservative Initial Class
12/31/2016	34,266	16.19	to	15.79	595,420	2.06	0.60	to	1.50	4.00	to	3.08
12/31/2015	34,987	15.57	to	15.32	590,022	2.23	0.60	to	1.50	(2.54)	to	(3.41)
12/31/2014	34,963	15.97	to	15.86	617,633	2.67	0.60	to	1.50	1.43	to	0.68
12/31/2013	37,910	15.73	to	15.75	663,569	3.20	0.75	to	1.50	8.55	to	7.75
12/31/2012	38,966	14.49	to	14.62	629,163	3.19	0.75	to	1.50	6.66	to	5.86
TA Asset Allocation - Growth Initial Class
12/31/2016	1,027,527	18.54	to	19.13	19,770,107	2.19	0.60	to	1.50	5.45	to	4.51
12/31/2015	1,058,763	17.58	to	18.30	19,403,184	1.64	0.60	to	1.50	(2.52)	to	(3.38)
12/31/2014	1,099,543	18.03	to	18.94	20,785,277	2.36	0.60	to	1.50	1.97	to	1.21
12/31/2013	1,097,810	17.67	to	18.72	20,403,018	1.21	0.75	to	1.50	25.87	to	24.94
12/31/2012	1,100,033	14.04	to	14.98	16,272,552	1.36	0.75	to	1.50	11.75	to	10.92
TA Asset Allocation - Moderate Initial Class
12/31/2016	250,851	17.46	to	16.85	4,662,103	2.20	0.60	to	1.50	4.94	to	4.01
12/31/2015	256,779	16.64	to	16.20	4,575,344	2.04	0.60	to	1.50	(2.81)	to	(3.67)
12/31/2014	260,348	17.12	to	16.82	4,838,954	2.22	0.60	to	1.50	2.00	to	1.25
12/31/2013	268,454	16.77	to	16.62	4,906,689	2.44	0.75	to	1.50	12.66	to	11.82
12/31/2012	277,335	14.88	to	14.86	4,509,749	2.70	0.75	to	1.50	8.62	to	7.81
TA Asset Allocation - Moderate Growth Initial Class
12/31/2016	1,039,771	18.22	to	18.02	20,010,472	2.04	0.60	to	1.50	5.91	to	4.98
12/31/2015	1,065,773	17.21	to	17.17	19,473,666	2.21	0.60	to	1.50	(2.82)	to	(3.68)
12/31/2014	1,113,628	17.71	to	17.82	21,043,505	2.72	0.60	to	1.50	1.81	to	1.06
12/31/2013	1,112,926	17.37	to	17.64	20,700,329	2.29	0.75	to	1.50	18.49	to	17.62
12/31/2012	1,105,333	14.66	to	14.99	17,388,106	2.50	0.75	to	1.50	9.82	to	9.00

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

5. Financial Highlights (continued)
	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio
TA Barrow Hanley Dividend Focused Initial Class
12/31/2016	54,913	$23.01	to	$21.26	$ 1,313,022	2.15%	0.00%	to	1.50%	14.91%	to	13.22%
12/31/2015	60,175	20.02	to	18.78	1,299,009	1.69	0.00	to	1.50	(3.59)	to	(5.02)
12/31/2014	66,884	20.77	to	19.77	1,555,887	1.49	0.00	to	1.50	11.33	to	10.51
12/31/2013	56,514	18.56	to	17.89	1,198,437	2.40	0.75	to	1.50	29.27	to	28.32
12/31/2012	80,094	14.36	to	13.94	1,320,573	1.81	0.75	to	1.50	10.89	to	10.06
TA BlackRock Global Allocation Initial Class
12/31/2016	15,070	12.03	to	11.49	177,580	0.99	0.60	to	1.50	4.31	to	3.39
12/31/2015	16,237	11.53	to	11.11	184,476	3.22	0.60	to	1.50	(1.59)	to	(2.46)
12/31/2014	11,471	11.72	to	11.39	133,188	3.00	0.60	to	1.50	1.33	to	0.58
12/31/2013	8,580	11.55	to	11.33	98,592	2.08	0.75	to	1.50	13.76	to	12.92
12/31/2012	6,052	10.15	to	10.03	61,363	4.26	0.75	to	1.50	9.45	to	8.64
TA BlackRock Tactical Allocation Initial Class
12/31/2016	57,392	12.94	to	12.36	733,033	3.85	0.60	to	1.50	4.54	to	3.61
12/31/2015	56,108	12.38	to	11.93	687,478	2.87	0.60	to	1.50	(0.54)	to	(1.42)
12/31/2014	55,599	12.45	to	12.11	687,138	2.93	0.60	to	1.50	4.56	to	3.79
12/31/2013	4,475	11.89	to	11.66	53,127	2.74	0.75	to	1.50	11.79	to	10.97
12/31/2012	4,192	10.64	to	10.51	44,509	3.07	0.75	to	1.50	9.41	to	8.60
TA Clarion Global Real Estate Securities Initial Class
12/31/2016	41,540	19.34	to	19.44	1,054,789	1.76	0.60	to	1.50	0.03	to	(0.86)
12/31/2015	34,483	19.33	to	19.60	1,070,967	4.51	0.60	to	1.50	(1.19)	to	(2.07)
12/31/2014	31,292	19.56	to	20.02	1,089,825	1.50	0.60	to	1.50	12.72	to	11.89
12/31/2013	33,914	17.34	to	17.89	1,059,515	5.41	0.75	to	1.50	3.12	to	2.36
12/31/2012	32,794	16.81	to	17.48	1,066,742	3.50	0.75	to	1.50	24.32	to	23.39
TA International Moderate Growth Initial Class
12/31/2016	105,256	11.23	to	15.55	1,186,199	2.08	0.60	to	1.50	0.62	to	(0.27)
12/31/2015	109,012	11.16	to	15.59	1,223,453	1.98	0.60	to	1.50	(2.23)	to	(3.09)
12/31/2014	106,232	11.41	to	16.09	1,222,542	2.30	0.60	to	1.50	(1.21)	to	(1.94)
12/31/2013	102,627	11.54	to	16.41	1,194,173	2.03	0.75	to	1.50	11.88	to	11.05
12/31/2012	98,945	10.32	to	14.78	1,028,191	2.93	0.75	to	1.50	11.96	to	11.13
TA Janus Balanced Initial Class
12/31/2016	13,422	13.82	to	13.02	181,171	1.22	0.60	to	1.50	3.71	to	2.79
12/31/2015	13,517	13.33	to	12.67	176,516	0.90	0.60	to	1.50	(0.26)	to	(1.14)
12/31/2014	14,014	13.36	to	12.81	184,172	0.72	0.60	to	1.50	7.39	to	6.60
12/31/2013	12,437	12.43	to	12.02	152,521	0.79	0.75	to	1.50	18.38	to	17.51
12/31/2012	13,018	10.50	to	10.23	135,467	-	0.75	to	1.50	11.91	to	11.08
TA Janus Mid-Cap Growth Initial Class
12/31/2016	351,824	22.14	to	24.45	7,454,679	-	0.60	to	1.50	(2.63)	to	(3.49)
12/31/2015	409,143	22.74	to	25.33	8,451,138	-	0.60	to	1.50	(5.60)	to	(6.44)
12/31/2014	458,293	24.09	to	27.07	9,337,476	-	0.60	to	1.50	(0.73)	to	(1.46)
12/31/2013	486,729	24.24	to	27.48	9,914,918	0.80	0.75	to	1.50	38.11	to	37.09
12/31/2012	488,088	17.55	to	20.04	7,197,597	-	0.75	to	1.50	8.27	to	7.46
TA Jennison Growth Initial Class
12/31/2016	16,379	19.76	to	18.73	319,285	-	0.60	to	1.50	(2.23)	to	(3.10)
12/31/2015	27,257	20.22	to	19.33	544,367	-	0.60	to	1.50	10.74	to	9.76
12/31/2014	25,255	18.26	to	17.61	457,018	-	0.60	to	1.50	9.14	to	8.33
12/31/2013	12,870	16.71	to	16.26	213,437	0.25	0.75	to	1.50	36.68	to	35.67
12/31/2012	19,431	12.22	to	11.98	236,735	0.09	0.75	to	1.50	14.90	to	14.05
TA JPMorgan Enhanced Index Initial Class
12/31/2016	11,329	23.01	to	25.36	268,082	0.45	0.60	to	1.50	10.69	to	9.71
12/31/2015	8,697	20.79	to	23.12	187,698	0.85	0.60	to	1.50	(0.67)	to	(1.55)
12/31/2014	11,159	20.93	to	23.48	243,243	0.88	0.60	to	1.50	13.34	to	12.50
12/31/2013	12,885	18.45	to	20.87	247,334	0.67	0.75	to	1.50	31.53	to	30.56
12/31/2012	10,736	14.02	to	15.99	155,812	1.10	0.75	to	1.50	15.48	to	14.62

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

5. Financial Highlights (continued)
	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio
TA JPMorgan Core Bond Initial Class
12/31/2016	39,395	$15.99	to	$13.33	$ 649,520	2.19%	0.00%	to	1.50%	2.39%	to	0.88%
12/31/2015	30,115	15.62	to	13.21	538,743	1.93	0.00	to	1.50	0.61	to	(0.87)
12/31/2014	31,123	15.52	to	13.33	608,304	2.04	0.00	to	1.50	4.54	to	3.77
12/31/2013	29,590	14.77	to	12.85	571,772	2.91	0.75	to	1.50	(2.57)	to	(3.29)
12/31/2012	33,276	15.16	to	13.28	665,830	2.58	0.75	to	1.50	4.20	to	3.42
TA JPMorgan Mid Cap Value Initial Class
12/31/2016	12,216	28.91	to	36.64	368,390	2.11	0.60	to	0.90	13.91	to	13.57
12/31/2015	12,169	25.38	to	32.26	350,691	0.89	0.60	to	0.90	(3.32)	to	(3.60)
12/31/2014	11,448	26.25	to	33.47	379,076	0.71	0.60	to	0.90	14.43	to	14.26
12/31/2013	12,182	22.91	to	29.29	356,806	0.48	0.75	to	0.90	30.83	to	30.64
12/31/2012	13,012	17.51	to	22.42	291,723	0.75	0.75	to	0.90	19.62	to	19.45
TA JPMorgan Tactical Allocation Initial Class
12/31/2016	62,445	13.28	to	13.32	1,038,266	1.34	0.60	to	1.50	3.84	to	2.92
12/31/2015	62,748	12.79	to	12.94	1,208,429	1.25	0.60	to	1.50	(0.70)	to	(1.58)
12/31/2014	59,124	12.88	to	13.15	1,280,677	1.16	0.60	to	1.50	5.73	to	4.95
12/31/2013	50,241	12.17	to	12.53	1,071,544	1.18	0.75	to	1.50	4.72	to	3.95
12/31/2012	63,779	11.62	to	12.05	1,276,211	0.61	0.75	to	1.50	6.91	to	6.12
TA Managed Risk - Balanced ETF Initial Class
12/31/2016	927	13.58	to	15.99	13,013	0.58	0.00	to	1.50	3.94	to	2.41
12/31/2015	4,544	13.06	to	15.62	58,879	1.90	0.00	to	1.50	(1.50)	to	(2.95)
12/31/2014	557	13.26	to	16.09	8,307	1.04	0.00	to	1.50	4.03	to	3.26
12/31/2013	326	12.68	to	15.58	5,080	1.27	0.75	to	1.50	10.93	to	10.11
12/31/2012	450	11.43	to	14.15	6,013	1.44	0.75	to	1.50	7.86	to	7.06
TA Managed Risk - Conservative ETF Initial Class
12/31/2016	10	10.73	to	10.73	106	1.72	0.00	to	0.00	4.36	to	4.36
12/31/2015	11	10.28	to	10.28	108	-	0.00	to	0.00	(0.40)	to	(0.40)
12/31/2014(1)	-	10.32	to	1.03	-	-	0.00	to	0.00	-	to	-
12/31/2013			to					to			to
12/31/2012			to					to			to
TA Managed Risk - Growth ETF Initial Class
12/31/2016	12,837	13.67	to	17.90	174,269	1.51	0.00	to	1.50	4.97	to	3.42
12/31/2015	17,065	13.02	to	17.31	227,525	1.76	0.00	to	1.50	(3.17)	to	(4.60)
12/31/2014	11,899	13.45	to	18.15	168,096	1.15	0.00	to	1.50	3.39	to	2.63
12/31/2013	10,122	12.94	to	17.68	132,879	1.75	0.75	to	1.50	18.20	to	17.33
12/31/2012	2,223	10.95	to	15.07	25,145	2.10	0.75	to	1.50	10.95	to	10.13
TA MFS International Equity Initial Class
12/31/2016	108,379	11.09	to	16.91	1,339,078	1.46	0.60	to	1.50	(0.52)	to	(1.40)
12/31/2015	114,712	11.15	to	17.15	1,531,910	1.78	0.60	to	1.50	(0.52)	to	(1.40)
12/31/2014	105,159	11.21	to	17.40	1,456,934	0.97	0.60	to	1.50	(5.88)	to	(6.58)
12/31/2013	109,175	11.89	to	18.62	1,625,328	1.08	0.75	to	1.50	17.21	to	16.35
12/31/2012	110,540	10.15	to	16.01	1,402,161	1.72	0.75	to	1.50	21.24	to	20.34
TA Morgan Stanley Capital Growth Initial Class
12/31/2016	67,313	24.34	to	26.61	1,797,862	-	0.60	to	1.50	(2.84)	to	(3.70)
12/31/2015	74,692	25.05	to	27.64	2,225,746	-	0.60	to	1.50	11.12	to	10.14
12/31/2014	72,160	22.55	to	25.09	2,039,183	-	0.60	to	1.50	5.21	to	4.44
12/31/2013	70,098	21.40	to	24.03	1,894,261	0.67	0.75	to	1.50	47.15	to	46.06
12/31/2012	73,901	14.55	to	16.45	1,356,864	-	0.75	to	1.50	14.68	to	13.83
TA Multi-Managed Balanced Initial Class
12/31/2016	44,705	23.34	to	22.91	1,066,741	0.97	0.60	to	1.50	7.23	to	6.28
12/31/2015	44,237	21.77	to	21.56	1,002,425	1.36	0.60	to	1.50	(0.38)	to	(1.27)
12/31/2014	43,198	21.85	to	21.84	1,000,630	1.36	0.60	to	1.50	9.98	to	9.17
12/31/2013	45,906	19.84	to	20.00	971,553	1.58	0.75	to	1.50	17.21	to	16.35
12/31/2012	50,661	16.93	to	17.19	917,168	1.63	0.75	to	1.50	11.73	to	10.90

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

5. Financial Highlights (continued)
	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio
TA PIMCO Tactical - Balanced Initial Class
12/31/2016	10,212	$13.03	to	$12.07	$ 129,193	0.52%	0.00%	to	1.50%	5.65%	to	4.09%
12/31/2015	11,086	12.33	to	11.59	133,759	-	0.00	to	1.50	(2.27)	to	(3.72)
12/31/2014	10,585	12.62	to	12.04	131,768	1.11	0.00	to	1.50	7.24	to	6.45
12/31/2013	9,325	11.71	to	11.31	108,294	0.45	0.75	to	1.50	11.32	to	10.50
12/31/2012	16,445	10.52	to	10.24	172,368	2.04	0.75	to	1.50	0.53	to	(0.22)
TA PIMCO Tactical - Conservative Initial Class
12/31/2016	14,814	12.46	to	11.54	175,977	0.59	0.00	to	1.50	5.22	to	3.67
12/31/2015	13,757	11.84	to	11.13	156,912	0.38	0.00	to	1.50	(1.77)	to	(3.22)
12/31/2014	13,658	12.06	to	11.50	160,509	1.33	0.00	to	1.50	8.12	to	7.32
12/31/2013	13,535	11.09	to	10.72	147,945	0.66	0.75	to	1.50	7.63	to	6.83
12/31/2012	15,958	10.31	to	10.03	163,059	1.42	0.75	to	1.50	0.94	to	0.19
TA PIMCO Tactical - Growth Initial Class
12/31/2016	31,055	12.56	to	11.63	376,648	-	0.00	to	1.50	5.09	to	3.54
12/31/2015	31,032	11.95	to	11.23	361,453	-	0.00	to	1.50	(3.16)	to	(4.60)
12/31/2014	31,425	12.34	to	11.77	381,826	1.76	0.00	to	1.50	5.84	to	5.06
12/31/2013	28,865	11.60	to	11.21	332,124	0.90	0.75	to	1.50	16.16	to	15.30
12/31/2012	26,455	9.99	to	9.72	262,474	0.82	0.75	to	1.50	0.23	to	(0.52)
TA PIMCO Total Return Initial Class
12/31/2016	23,528	15.87	to	13.92	360,318	2.42	0.00	to	1.50	2.71	to	1.20
12/31/2015	21,361	15.45	to	13.75	326,298	2.87	0.00	to	1.50	0.69	to	(0.80)
12/31/2014	19,414	15.35	to	13.87	308,444	1.80	0.00	to	1.50	3.89	to	3.13
12/31/2013	22,520	14.70	to	13.44	354,103	2.22	0.75	to	1.50	(3.27)	to	(3.99)
12/31/2012	21,439	15.19	to	14.00	352,381	4.14	0.75	to	1.50	6.75	to	5.95
TA QS Investors Active Asset Allocation - Conservative Initial Class
12/31/2016	3,180	11.66	to	10.96	35,595	1.43	0.00	to	1.50	2.87	to	1.36
12/31/2015	2,627	11.33	to	10.81	28,992	1.18	0.00	to	1.50	(2.13)	to	(3.58)
12/31/2014	2,816	11.58	to	11.21	32,067	1.01	0.00	to	1.50	3.20	to	2.43
12/31/2013	3,790	11.16	to	10.94	42,049	1.63	0.75	to	1.50	6.49	to	5.70
12/31/2012	3,823	10.48	to	10.35	39,931	0.34	0.75	to	1.50	6.19	to	5.40
TA QS Investors Active Asset Allocation - Moderate Initial Class
12/31/2016	6,847	11.73	to	11.03	78,189	1.45	0.00	to	1.50	2.43	to	0.92
12/31/2015	7,096	11.45	to	10.93	79,618	1.11	0.00	to	1.50	(4.05)	to	(5.47)
12/31/2014	6,448	11.94	to	11.56	76,034	0.78	0.00	to	1.50	3.11	to	2.34
12/31/2013	3,461	11.52	to	11.29	39,619	0.75	0.75	to	1.50	10.49	to	9.67
12/31/2012	1,815	10.43	to	10.30	18,838	0.13	0.75	to	1.50	7.90	to	7.10
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class
12/31/2016	101,582	11.72	to	11.01	1,151,804	1.32	0.00	to	1.50	2.32	to	0.81
12/31/2015	101,916	11.45	to	10.92	1,140,398	1.14	0.00	to	1.50	(6.38)	to	(7.76)
12/31/2014	108,356	12.23	to	11.84	1,307,693	0.88	0.00	to	1.50	2.65	to	1.89
12/31/2013	105,621	11.85	to	11.62	1,244,826	0.93	0.75	to	1.50	16.09	to	15.23
12/31/2012	92,884	10.21	to	10.09	945,092	0.66	0.75	to	1.50	10.34	to	9.53
TA Small/Mid Cap Value Initial Class
12/31/2016	144,590	36.47	to	32.32	5,206,768	0.78	0.60	to	1.50	20.41	to	19.34
12/31/2015	150,483	30.29	to	27.08	4,519,271	1.01	0.60	to	1.50	(3.09)	to	(3.95)
12/31/2014	160,333	31.25	to	28.20	4,995,081	0.82	0.60	to	1.50	4.44	to	3.67
12/31/2013	173,440	29.89	to	27.20	5,189,420	0.45	0.75	to	1.50	35.30	to	34.30
12/31/2012	93,905	22.09	to	20.25	2,077,053	0.51	0.75	to	1.50	15.52	to	14.66
TA T. Rowe Price Small Cap Initial Class
12/31/2016	54,939	32.01	to	34.16	1,753,123	-	0.60	to	1.50	10.56	to	9.58
12/31/2015	46,991	28.96	to	31.18	1,361,582	-	0.60	to	1.50	1.82	to	0.92
12/31/2014	48,312	28.44	to	30.89	1,378,060	-	0.60	to	1.50	5.76	to	4.97
12/31/2013	77,862	26.86	to	29.43	2,096,832	0.08	0.75	to	1.50	43.00	to	41.94
12/31/2012	57,885	18.78	to	20.73	1,089,030	-	0.75	to	1.50	14.83	to	13.97

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

5. Financial Highlights (continued)
	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio
TA Torray Concentrated Growth Initial Class
12/31/2016	9,964	$26.40	to	$24.84	$ 257,372	0.47%	0.60%	to	1.50%	6.10%	to	5.16%
12/31/2015	9,827	24.89	to	23.62	240,115	0.50	0.60	to	1.50	(2.16)	to	(3.03)
12/31/2014	14,270	25.44	to	24.36	357,886	0.95	0.60	to	1.50	9.18	to	8.37
12/31/2013	12,404	23.27	to	22.48	285,672	0.90	0.75	to	1.50	32.11	to	31.13
12/31/2012	7,882	17.61	to	17.14	138,011	1.08	0.75	to	1.50	16.25	to	15.39
TA WMC US Growth Initial Class
12/31/2016	657,070	22.29	to	22.85	14,683,998	0.40	0.00	to	1.50	2.81	to	1.30
12/31/2015	688,881	21.68	to	22.56	15,428,090	0.73	0.00	to	1.50	6.85	to	5.27
12/31/2014	692,624	20.29	to	21.43	15,418,386	0.89	0.00	to	1.50	10.28	to	9.46
12/31/2013	713,760	18.31	to	19.58	14,623,817	1.04	0.75	to	1.50	31.48	to	30.51
12/31/2012	750,907	13.93	to	15.00	11,719,044	0.31	0.75	to	1.50	12.32	to	11.49

5. Financial Highlights (continued)
(1)	See footnote 1

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**
These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated.  These ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.  Investment options with a date notation indicate the effective date of that investment option in the variable account.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period.  Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return.  Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

6. Administrative and Mortality and Expense Risk Charges

Under some forms of the policies, a sales charge and premium taxes are deducted by TFLIC prior to allocation of policy owner payments to the subaccounts.  Contingent surrender charges may also apply.  Under all forms of the policy, monthly charges against policy cash values are made to compensate TFLIC for costs of insurance provided.  A daily charge equal to an annual rate ranging from 0.00% to 1.50% of average daily net assets is assessed to compensate TFLIC for assumption of mortality and expense risks in connection with the issuance and administration of the policies.  This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.  Charges reflected above are those currently assessed and may be subject to change.  Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code).   The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation.  The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC.  Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable life contracts.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2016

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued.  During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. ("TCI"), a wholesaling broker-dealer, is an affiliated entity of TFLIC and an indrect wholly owned subsidiary of AEGON N.V..  TCI distributes TFLIC's products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1.  These investments include funds managed by Transamerica Asset Management, Inc. ("TAM").  Transamerica Fund Services, Inc. ("TFS") serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC ("AAM") serves as a sub-advisor for certain funds managed by TAM.  TAM, TFS and AAM are affiliated entities of TFLIC and indirect wholly owned subsidiaries of AEGON N.V..  Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both.  The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.
Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

Report of Independent Auditors

To the Board of Directors of
Transamerica Financial Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Financial Life Insurance Company ("the Company"), which comprise the statutory balance sheets as of December 31, 2016 and 2015 and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for the years ended December 31, 2016, 2015 and 2014.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 1 N Upper Wacker Drive, Chicago, IL 60606
T: 312-298-2000, F: , www.pwc.com

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for the years ended December 31, 2016, 2015 and 2014.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2016 and 2015 and the results of its operations and its cash flows for the years ended December 31, 2016, 2015 and 2014, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole.  The accompanying Summary of Investments-Other Than Investments in Related Parties as of December 31, 2016 and the Supplementary Insurance Information and Reinsurance as of December 31, 2016 and 2015  and for the years then ended are presented for purposes of additional analysis and are not a required part of the financial statements.  The Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements.  The effects on the Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.  As a consequence, the Summary of Investments-Other Than Investments in Related Parties as of December 31, 2016 and the Supplementary Insurance Information and Reinsurance as of December 31, 2016 and 2015 and for the years then ended do not present fairly, in conformity with accounting principles generally accepted in the United States of America.  The  Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America.  In our opinion, the of Summary Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 21, 2017

PricewaterhouseCoopers LLP, 1 N Upper Wacker Drive, Chicago, IL 60606
T: 312-298-2000, F: , www.pwc.com

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

		December 31
		2016	2015
	Admitted assets
	Cash and invested assets:
Cash, cash equivalents and short-term investments	Cash, cash equivalents and short-term investments	$ 420,915	$ 319,700
Bonds - Unaffiliated	Bonds	6,401,964	6,851,692
Preferred stocks	Preferred stocks	4,552	3,269
	Common stocks:
CS Affiliated	Affiliated entities (cost: 2016 - $3,544; 2015 - $4,227)	3,025	3,573
CS Unaffiliated	Unaffiliated entities (cost: 2016 - $0; 2015 - $134)	–	124
Mortgage loans on real estate	Mortgage loans on real estate	1,243,156	950,309
	Real estate: Properties held for sale	3,600	–
Policy loans	Policy loans	122,026	119,525
Receivables for securities	Receivables for securities	927	1,328
Securities lending reinvested collateral assets	Securities lending reinvested collateral assets	307,732	433,653
Derivatives assets	Derivatives	85,941	63,966
Collateral Balance	Receivable for derivative cash collateral posted to counterparty	280	12,353
Other invested assets	Other invested assets	226,054	192,035
	Total cash and invested assets	8,820,172	8,951,527

Accrued investment income	Accrued investment income	85,930	86,000
Premiums deferred and uncollected	Premiums deferred and uncollected	13,792	16,461
Current federal income tax recoverable	Current federal income tax recoverable	39,091	12,143
Net deferred income tax asset	Net deferred income tax asset	48,911	54,458
Reinsurance receivable	Reinsurance receivables	16,370	18,233
Other assets	Other assets	12,722	26,901
Separate account assets	Separate account assets	23,281,407	22,369,554
	Total admitted assets	$ 32,318,395	$ 31,535,277

Transamerica Financial Life Insurance Company
Balance Sheets – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

		December 31
		2016	2015
	Liabilities and capital and surplus
	Liabilities:
	Aggregate reserves for policies and contracts:
Life Reserve	Life	$ 1,209,435	$ 1,116,951
Annuity Reserve	Annuity	5,775,761	5,775,613
Accident and health reserve	Accident and health	153,469	152,756
	Policy and contract claim reserves:
Life Policy	Life	19,869	17,125
	Annuity	686	937
Accident and health policy	Accident and health	21,459	32,821
Liability for deposit-type contracts	Liability for deposit-type contracts	55,021	59,701
Other policyholders' funds	Other policyholders' funds	2,131	1,478
Commissions & expense allowances payable on reins assum	Commissions & expense allowances payable on reins assum	16,177	12,327
Transfers from separate accounts due or accrued	Transfers from separate accounts due or accrued	(363,988)	(195,550)
Unearned investment income	Unearned investment income	8,769	–
Remittances and items not allocated	Remittances and items not allocated	339,062	144,319
Asset valuation reserve	Asset valuation reserve	124,698	117,572
Interest maintenance reserve	Interest maintenance reserve	62,056	68,341
Derivatives liab.	Derivatives	99,747	46,478
Payable for derivative cash collateral	Payable for derivative cash collateral	42,500	28,953
Payable for securities	Payable for securities	774	79,477
Payable for securities lending	Payable for securities lending	307,732	433,653
Borrowed money	Borrowed money	20,005	31,526
Payable to parent, subsidiaries and affiliates	Payable to parent, subsidiaries and affiliates	12,714	26,231
Other liabilities	Other liabilities	36,606	47,630
Separate account liabilities	Separate account liabilities	23,281,407	22,369,552
	Total liabilities	31,226,090	30,367,891

	Capital and surplus:
	Common stock, $125 per share par value, 17,142 shares
Common stock	authorized, issued and outstanding	2,143	2,143
	Preferred stock, $10 per share par value, 45,981 shares
Preferred stock	authorized, issued and outstanding	460	460
Surplus notes	Surplus notes	–	150,000
Paid-in surplus	Paid-in surplus	933,659	933,659
Aggregate write-ins for special surplus funds	Special surplus funds	9,509	8,653
Unassigned surplus	Unassigned surplus	146,534	72,471
	Total capital and surplus	1,092,305	1,167,386
	Total liabilities and capital and surplus	$ 32,318,395	$ 31,535,277

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis
(Dollars in Thousands)

		Year Ended December 31
		2016	2015	2014
	Revenues:
	Premiums and other considerations, net of reinsurance:	`
Life premiums	Life	$ 178,751	$ 163,715	$ 145,665
Annuity premiums	Annuity	5,469,296	5,524,045	5,180,015
Accident and health premiums	Accident and health	127,213	125,234	113,966
Net investment income	Net investment income	395,527	401,084	410,350
Amortization of interest maintenance reserve	Amortization of interest maintenance reserve	12,802	14,464	16,342
	Commissions and expense allowances on reinsurance
Commissions and expense allowances on reinsurance ceded	ceded	95,424	76,294	50,250
	Income from fees associated with investment management,
Income from fees associated with inv mgmg, admin, and contract gaurantees.	administration and contract guarantees for separate accounts	180,835	178,533	168,948
	Income from fees associated with investment management,
Income from fees associated with general accounts	administration and contract guarantees for general accounts	51,462	60,118	38,954
Other income	Other income	39,786	37,333	34,810
		6,551,096	6,580,820	6,159,300
	Benefits and expenses:
	Benefits paid or provided for:
Life benefits	Life benefits	73,456	76,149	62,203
Annuity benefits	Annuity benefits	121,979	127,894	124,851
accident and health benefits	Accident and health benefits	58,684	74,781	63,638
Surrender benefits	Surrender benefits	5,651,094	5,009,782	5,462,477
Other benefits	Other benefits	10,097	9,958	10,037
	Increase (decrease) in aggregate reserves for policies
	and contracts:
aggregate reserves	Life	92,483	67,393	304,220
	Annuity	148	(282,017)	(456,213)
	Accident and health	713	15,812	3,482
		6,008,655	5,099,752	5,574,695
	Insurance expenses:
Commissions	Commissions	164,667	185,806	183,813
General insurance expenses	General insurance expenses	134,108	148,335	152,242
Taxes, licenses and fees	Taxes, licenses and fees	15,996	13,337	10,334
Net transfers to separate accounts	Net transfers to (from) separate accounts	(79,281)	783,118	101,563
Experience refunds	Experience refunds	239	100	567
Interest on surplus notes	Interest on surplus notes	9,167	9,375	9,375
Other expenses	Other expenses	(5,397)	(4,328)	(3,819)
		239,499	1,135,743	454,075
	Total benefits and expenses	6,248,154	6,235,495	6,028,770
	Gain (loss) from operations before federal
	income tax expense (benefit) and net
	realized capital gains (losses) on investments	$ 302,942	$ 345,325	$ 130,530

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis (continued)
(Dollars in Thousands)

		Year Ended December 31
		2016	2015	2014

Federal income tax (benefit) expense	Federal income tax expense (benefit)	$ 42,388	$ 54,965	$ 73,027
	Gain (loss) from operations before and net realized capital
	gains (losses) on investments	260,554	290,360	57,503
	Net realized capital gains (losses) on investments (net of related
	federal income taxes and amounts transferred to/from
Net realized capital (losses) gains on investments	interest maintenance reserve)	(35,577)	(30,484)	(33,574)
	Net income (loss)	$ 224,977	$ 259,876	$ 23,929

	See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and
Surplus – Statutory Basis
(Dollars in Thousands)

					Special	Unassigned	Total
	Common	Preferred	Surplus	Paid-in	Surplus	(Deficit)	Capital and
	Stock	Stock	Notes	Surplus	Funds	Surplus	Surplus

Balance at January 1, 2014	$ 2,143	$ 460	$ 150,000	$ 933,659	$ 8,085	$ (66,719)	$ 1,027,628
Net income (loss)	–	–	–	–	674	23,255	23,929
Change in net unrealized capital gains/losses,
net of tax	–	–	–	–	–	41,844	41,844
Change in net unrealized foreign
gains/losses, net of tax	–	–	–	–	–	36	36
Change in nonadmitted assets	–	–	–	–	–	(44,910)	(44,910)
Change in asset valuation reserve	–	–	–	–	–	24,045	24,045
Surplus withdrawn from separate
account	–	–	–	–	–	(1)	(1)
Change in net deferred income tax
asset	–	–	–	–	–	42,825	42,825
Change in surplus as result of
reinsurance	–	–	–	–	–	(8,281)	(8,281)
Dividends to stockholders	–	–	–	–	–	(150,000)	(150,000)
Change in reserve on account of change in
valuation basis	–	–	–	–	–	582	582
Balance at December 31, 2014	$ 2,143	$ 460	$ 150,000	$ 933,659	$ 8,759	$ (137,324)	$ 957,697
Net income (loss)	–	–	–	–	(106)	259,982	259,876
Change in net unrealized capital gains/losses,
net of tax	–	–	–	–	–	2,413	2,413
Change in net deferred income tax
asset	–	–	–	–	–	(22,410)	(22,410)
Change in nonadmitted assets	–	–	–	–	–	13,526	13,526
Change in provision for reinsurance in
unauthorized companies	–	–	–	–	–	(2,468)	(2,468)
Change in reserve on account of
change in valuation basis	–	–	–	–	–	(1,142)	(1,142)
Change in asset valuation reserve	–	–	–	–	–	(5,569)	(5,569)
Change in surplus in separate
accounts	–	–	–	–	–	(2)	(2)
Change in surplus as a result of
reinsurance	–	–	–	–	–	(34,253)	(34,253)
Cumulative effect of changes in
accounting principles	–	–	–	–	–	(282)	(282)
Balance at December 31, 2015	$ 2,143	$ 460	$ 150,000	$ 933,659	$ 8,653	$ 72,471	$ 1,167,386

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)
(Dollars in Thousands)

					Special		Total
	Common	Preferred	Surplus	Paid-in	Surplus	Unassigned	Capital and
	Stock	Stock	Notes	Surplus	Funds	Surplus	Surplus

Balance at December 31, 2015	$ 2,143	$ 460	$ 150,000	$ 933,659	$ 8,653	72,471	$ 1,167,386
Net income (loss)	–	–	–	–	856	224,121	224,977
Change in net unrealized capital gains/losses, net of tax	–	–	–	–	–	(20,924)	(20,924)
Change in net deferred income tax asset	–	–	–	–	–	3,541	3,541
Change in other nonadmitted assets	–	–	–	–	–	4,751	4,751
Change in asset valuation reserve	–	–	–	–	–	(7,126)	(7,126)
Change in surplus as a result of reinsurance	–	–	–	–	–	(61,046)	(61,046)
Change in surplus notes	–	–	(150,000)	–	–	–	(150,000)
Dividends to stockholders	–	–	–	–	–	(70,000)	(70,000)
Other changes, net	–	–	–	–	–	746	746
Balance at December 31, 2016	$ 2,143	$ 460	$ –	$ 933,659	$ 9,509	$ 146,534	$ 1,092,305

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Operating activities
Premiums collected, net of reinsurance	$ 5,778,926	$ 5,809,547	$ 5,437,362
Net investment income received	400,563	408,238	421,203
Miscellaneous income	304,792	315,661	287,549
Benefit and loss related payments	(5,921,651)	(5,288,477)	(5,724,166)
Net transfers to separate accounts	(89,156)	(806,817)	(141,346)
Commissions, expenses paid, and
other deductions	(315,012)	(352,330)	(355,492)
Federal income taxes paid	(72,571)	(66,187)	(88,377)
Net cash provided by (used in) operating activities	85,891	19,635	(163,267)

Investing activities
Proceeds from investments sold, matured
or repaid:
Bonds	1,879,956	2,273,822	1,517,656
Stocks	897	1,560	2,000
Mortgage loans	58,315	146,025	118,566
Other invested assets	57,692	43,477	29,682
Securities lending reinvested collateral assets	125,921	37,639	–
Miscellaneous proceeds	14,507	1,752	6,006
Total investment proceeds	2,137,288	2,504,275	1,673,910

Costs of investments acquired:
Bonds	(1,420,519)	(1,819,135)	(1,126,261)
Common stocks	(1,331)	–	(100)
Preferred stocks	–	–	(2,024)
Mortgage loans	(355,434)	(365,923)	(297,607)
Other invested assets	(98,809)	(167,119)	(6,139)
Payable for securities	(78,703)	79,476	–
Securities lending reinvested collateral assets	–	–	(40,614)
Derivatives	(16,280)	–	–
Miscellaneous applications	1,206	(33,830)	(25,971)
Total cost of investments acquired	(1,969,870)	(2,306,531)	(1,498,716)
Net increase (decrease) in policy loans	(2,501)	(3,132)	(2,180)
Net cost of investments acquired	(1,972,371)	(2,309,663)	(1,500,896)
Net cash provided by (used in) investing activities	164,917	194,612	173,014

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)

		Year Ended December 31
	2016	2015	2014

Financing and miscellaneous activities
Net withdrawals on deposit-type contracts
and other insurance liabilities	$ (8,341)	$ (1,266)	$ (869)
Change in:
Borrowed funds	(11,475)	(43,385)	54,845
Surplus notes	(150,000)	–	–
Payable to parent, subsidiaries and affiliates	(13,516)	5,583	20,137
Payable for securities lending	(125,921)	(37,639)	40,614
Other cash (used) provided	229,660	(79,836)	140,507
Dividends paid to stockholders	(70,000)	–	(150,000)
Net cash (used in) provided by financing and
miscellaneous activities	(149,593)	(156,543)	105,234

Net increase (decrease) in cash, cash
equivalents and short-term investments	101,215	57,704	114,981
Cash, cash equivalents and short-term investments:
Beginning of year	319,700	261,996	147,015
End of year	$ 420,915	$ 319,700	$ 261,996

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by Transamerica Corporation (TA Corp) (87.9% of shares) and minority owned by Transamerica Life Insurance Company (TLIC) (12.1% of shares).  Both TA Corp and TLIC are indirect, wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands. Prior to December 31, 2015, the Company was majority owned by AEGON USA, LLC (AEGON). On December 31, 2015, AEGON merged into TA Corp, a Delaware-domiciled non-insurance affiliate.

On July 1, 2014, the Company completed a merger with Transamerica Advisors Life Insurance Company of New York (TALICNY), which was wholly-owned by AEGON. The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger.  As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of TALICNY were carried forward to the merged company.  As a result of the merger, TALICNY's common stock was deemed cancelled by operation of law. In exchange for its agreement to merge TALICNY into the Company, AEGON received a proportionate number of TFLIC shares equal in value to the fair market value of TALICNY relative to the fair market value of the combined companies. Specifically, AEGON received 676 shares of the Company's common stock and 1,806 shares of the Company's preferred stock.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Nature of Business

The Company sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company's products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (formerly known as the Department of Insurance of the State of New York), which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are as follows:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.  Fair value for GAAP is based on indices, third-party pricing services, brokers, external fund managers and internal models.  For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows.  If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows.  If high credit quality securities are adjusted, the retrospective method is used.  If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date.  If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under US GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication (synthetic asset) transactions.  In these transactions, the derivative is valued in a manner consistent with the cash instrument and replicated asset.  For US GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP.  Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company's occupancy of those properties.  Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan.  Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Subsidiaries:  Investments in subsidiaries, controlled and affiliated companies (SCA) companies are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA's are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy contracts and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual.

Separate Accounts with Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.  These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as "nonadmitted", primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations.  In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes:  The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.  Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period's adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Goodwill: Goodwill is measured as the difference between the cost of acquiring the entity and the reporting entity's share of the book value of the acquired entity. Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill.  Excess goodwill is nonadmitted.  Goodwill is amortized over ten years.  Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends:  Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes:  Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities:  For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company's balance sheet.  Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders.  These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an OTTI has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company's ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value.  Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis.  If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored.  The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in preferred stocks in good standing are reported at cost or amortized cost.  Investments in preferred stocks are stated at amortized cost, except those with NAIC designations RP4 to RP6 and P4 to P6, which are reported at lower of amortized cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity.  The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment.  A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships.  The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost.  Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.  The carrying value is amortized over the life of the investment.  Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Other "admitted assets" are valued principally at cost, as required or permitted by New York Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes.  Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due.  At December 31, 2016 and 2015, the Company excluded investment income due and accrued of $100 and $410, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date.  Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

 Overview:  The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards, and futures) to manage risks related to its ongoing business operations.  On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities. (B) Replications, (C) income generation and (D) held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value).  Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value).  Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable.  The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better.  The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date.  The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf.  The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty.  Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability.  These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount.  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument.  For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.  If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor's (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices.  Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company.  These payments are recognized as realized gains or losses in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment.  The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt.  The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame.  Generally, a premium is received by the Company on a periodic basis and recognized in investment income.  In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans.  The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments.  The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios.  The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder.  Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect.  Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company's statements of operations as a component of net transfers from separate accounts.

The Company received variable contract premiums of $4,693,209, $4,948,619 and $4,687,960 in 2016, 2015 and 2014, respectively.  In addition, the Company received $180,835, $178,533, and $168,948 in 2016, 2015 and 2014, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of two types:  non-indexed guaranteed and nonguaranteed.  Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts.  Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations.  Non-indexed guaranteed separate account assets and liabilities are carried at amortized cost.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks.  The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Surrender values are not promised in excess of the legally computed reserves.  For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts.  An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner's Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner's Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.  Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year.  For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner's Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner's Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 11.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force.  These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioner's Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning	Claims	Claims	Liability End
	of Year	Incurred	Paid	of Year
Year ended December 31, 2016
2016	$ -	$ 76,171	$ 43,008	$ 33,163
2015 and prior	47,976	(16,259)	27,038	4,680
	47,976	$ 59,912	$ 70,046	37,843
Active life reserve	137,601			137,085
Total accident and health
reserves	$ 185,577			$ 174,928

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning	Claims	Claims	Liability End
	of Year	Incurred	Paid	of Year
Year ended December 31, 2015
2015	$ -	$ 74,428	$ 34,235	$ 40,193
2014 and prior	43,111	(7,098)	28,230	7,783
	43,111	$ 67,330	$ 62,465	47,976
Active life reserve	111,952			137,601
Total accident and health
reserves	$ 155,063			$ 185,577

The Company's unpaid claims reserve was decreased by $16,259 and $7,098 for the years ended December 31, 2016 and 2015, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2016 and 2015 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2016 and 2015 was $747 and $696, respectively.  The Company incurred $1,320 and paid $1,264 of claim adjustment expenses during 2016, of which $602 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $1,268 and paid $1,312 of claim adjustment expenses during 2015, of which $657 of the paid amount was attributable to insured or covered events of prior years.  The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2016 or 2015.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.  Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Consistency of Presentation

Differences in tabular totals and references between notes are caused by rounding differences not considered to be significant to the financial statement presentation. Prior year amounts have been reclassified to conform to current period presentation.

Recent Accounting Pronouncements

Effective January 1, 2017, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments, which allows 1) expected renewals of short-term health contracts to be considered in determining the assets recognized from accrued guaranty fund liability assessments and 2) requires reporting entities to discount guaranty fund liabilities, and related assets, resulting from the insolvencies of insurers that wrote long-term care contracts The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Effective January 1, 2017, the Company adopted SSAP No. 41R, Surplus Notes.  Surplus notes held by investors that are rated an equivalent NAIC 1 or 2 designation by an approved NAIC credit rating provider will be reported at amortized cost, while non-rated surplus notes or those with an equivalent designation of 3 through 6 will be reported at the lower of amortized cost or fair value adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 51R, Life Contracts, which includes updates for new principle-based reserving (PBR) requirements, with references to Valuation Manual changes.  The Valuation Manual allows companies to continue using current reserve methodologies for a three-year period, beginning with the Valuation Manual operative date.  For policies issued after the operative date, formulaic calculations for some policies will be supplemented with more advanced deterministic and stochastic reserve methodologies.  The Company adopted the new requirements for certain of its term products.  The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which incorporates explicit accounting guidance on short sales and secured borrowing transactions when the insurer is the transferee.  The adoption of this guidance did not impact the financial position or results of operations of the Company.

Effective December 31, 2017, the Company will adopt revisions to SSAP No. 2R, Cash, Drafts and Short-term Investments, which reclassify money market mutual funds from short-term investments to cash equivalents and clarify that money market mutual funds shall be valued at fair value, allowing net asset value as a practical expedient. The adoption of this guidance will not have a material impact on the financial position or results of operations of the Company.

 Effective January 1, 2015 the Company adopted guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40.  The adoption of this guidance did not impact the financial position and results of operations of the Company.

Effective December 31, 2014, the Company adopted revisions of SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision did not impact the financial position and results of operations of the Company.

Effective December 15, 2014, the Company adopted SSAP No. 107, Accounting for Risk-Sharing Provisions of the Affordable Care Act, which establishes accounting treatment for the three risk sharing programs of the Affordable Care Act (ACA).  Disclosures related to the assets, liabilities and revenue elements by program, previously adopted in SSAP No. 35R, Guaranty Fund and Other Assessments – Revised, were moved to this SSAP.  The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 106, Affordable Care Act Assessments, which adopted with modifications the guidance in Accounting Standards Update (ASU) 2011-06:  Other Expenses – Fees Paid to the Federal Government by Health Insurers and moves the ACA Section 9010 fee guidance from SSAP No. 35R, to SSAP No. 106.  The adoption of this standard did not impact the Company's results of operations or financial position.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Effective January 1, 2014, the Company adopted SSAP No. 105, Working Capital finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted revisions to SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled or affiliated entities), which requires Federal Home Loan Bank (FHLB) capital stock to be reported at par value and expands the disclosures related to FHLB capital stock, collateral pledged to the FHLB and borrowing from the FHLB.  The adoption of this revision did not impact the Company's financial position or results of operations, as the company has no FHLB agreements.

Going Concern

Management has evaluated the ability of the Company to continue as a going concern and has determined that no substantial doubt exists with regard to the Company's ability to meet its obligations as they become due within one year after the issuance of the financial statements.

2. Prescribed and Permitted Statutory Accounting Practices

The New York Department of Financial Services recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company's guaranteed separate accounts.  As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP.  There is no impact to the Company's income or surplus as a result of utilizing this prescribed practice.

3. Accounting Changes and Correction of Errors

During the first quarter of 2016, management determined that the Company's accretion policy was not correctly adjusting accretion yields for asset specific changes in future cash flow expectations which resulted in an understatement of investment income of $745 net of tax relating to prior years.  This was corrected in 2016 and is reflected as other changes, net, in the Statement of Changes in Capital and Surplus.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data.  When available, the Company uses quoted market prices in active markets to determine the fair value of its investments.  The Company's valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services.  In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes.  Lastly, securities are priced using internal cash flow modeling techniques.  These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents.  Any changes to their methodologies are noted and reviewed for reasonableness.  In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis.  The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies.  Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value.  The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events.  Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100 - Fair Value Measurements.  The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level input that is significant to its measurement.  For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).   The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value).  Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks:  The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method.  The fair values of bonds and stocks are reported or determined using the following pricing sources:  indices, third-party pricing services, brokers, external fund managers, and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy.  For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property.  If such information is not available, other valuation methods are applied, considering the value that the property's net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets:  The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date.  The estimated fair values of swaps, including interest rate and currency swaps are based on pricing models or formulas using current assumptions.  The estimated fair value of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument.  If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments.  The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note.  However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable.  The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees.  For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities:  Fair value for the Company's liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations.  For those liabilities that are short in duration, carrying amount approximates fair value.  For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts:  The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.  These are included in the Investment Contract Liabilities.

Surplus Notes:  Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company's financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2016 and 2015, respectively:

	December 31
	2016
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term
investments, other than affiliates	$ 328,733	$ 328,734	$ –	$ 328,733	$ –
Bonds	6,714,779	6,401,964	577,129	5,967,691	169,959
Preferred stocks, other than affiliates	4,498	4,552	–	4,498	–
Mortgage loans on real estate	1,229,443	1,243,156	–	–	1,229,443
Other invested assets	23,631	20,693	–	23,401	230
Interest rate swaps	75,010	75,010	–	75,010	–
Currency swaps	1,589	2,150	–	1,589	–
Credit default swaps	8,327	6,399	–	8,327	–
Equity swaps	2,382	2,382	–	2,382	–
Policy loans	122,026	122,026	–	122,026	–
Securities lending reinvested collateral	307,732	307,732	–	307,732	–
Separate account assets	23,248,326	23,255,130	15,666,535	7,581,791	–

Liabilities
Investment contract liabilities	5,518,487	5,158,420		3,036	5,515,452
Interest rate swaps	86,436	86,910	–	44,095	42,341
Credit default swaps	(778)	5,498	–	(778)	–
Equity swaps	7,339	7,339	–	7,339	–
Payable to parent, subsidiaries
and affiliates	12,714	12,714	–	12,714	–
Separate account annuity liabilities	22,638,491	22,638,491	–	17,049,972	5,588,519

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

		December 31
		2015
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term
investments, other than affiliates	$ 171,797	$ 171,797	$ –	$ 171,797	$ –
Short-term notes receivable from affiliates	175,000	175,000	–	175,000	–
Bonds	7,076,222	6,851,692	683,277	6,206,728	186,217
Preferred stocks, other than affiliates	3,340	3,269	–	3,340	–
Common stocks, other than affiliates	124	124	124	–	–
Mortgage loans on real estate	960,243	950,309	–	–	960,243
Other invested assets	23,822	20,905	–	23,379	443
Interest rate swaps	51,173	51,173	–	47,855	3,318
Currency swaps	1,734	1,817	–	1,734	–
Credit default swaps	7,753	5,704	–	7,753	–
Equity swaps	5,272	5,272	–	5,272	–
Policy loans	119,525	119,525	–	119,525	–
Securities lending reinvested collateral	433,646	433,653	–	433,646	–
Separate account assets	22,336,195	22,366,990	14,045,139	8,290,423	633

Liabilities
Investment contract liabilities	5,231,355	5,142,489	–	2,072	5,229,283
Interest rate swaps	28,933	40,826	–	28,933	–
Credit default swaps	61	4,473	–	61	–
Equity Swaps	1,179	1,179	–	1,179	–
Payable to parent, subsidiaries
and affiliates	26,231	26,231	–	26,231	–
Separate account annuity liabilities	21,855,736	21,855,772	–	15,793,441	6,062,295
Surplus notes	174,579	150,000	–	174,579	–

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables provide information about the Company's financial assets and liabilities measured at fair value as of December 31, 2016 and 2015:

	2016
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$ –	$ 155	$ 1,344	$ 1,499
Total bonds	–	155	1,344	1,499
Short-term investments
Government	–	57,545	–	57,545
Industrial and miscellaneous	–	270,723	–	270,723
Intercompany notes receivable	–	20,000	–	20,000
Sweep accounts	–	465	–	465
Total short-term	–	348,733	–	348,733
Securities lending reinvested collateral	–	281,659	–	281,659
Derivative assets	–	77,392	–	77,392
Separate account assets	–	–	–	–
Total assets at fair value	$ –	$ 707,939	$ 1,344	$ 709,283

Liabilities:
Derivative liabilities	$ –	$ 46,756	$ 42,341	$ 89,097
Total liabilites at fair value	$ –	$ 46,756	$ 42,341	$ 89,097

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	2015
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$ –	$ 394	$ 1,630	$ 2,024
Total bonds	–	394	1,630	2,024
Common stock
Industrial and miscellaneous	124	–	–	124
Total common stock	124	–	–	124
Short-term investments
Government	–	1	–	1
Industrial and miscellaneous	–	44,097	–	44,097
Money market mutual fund	–	112,007	–	112,007
Sweep accounts	–	15,692	–	15,692
Total short-term	–	171,797	–	171,797
Securities lending reinvested collateral	–	290,629	–	290,629
Derivative assets	–	53,127	3,318	56,445
Separate account assets	14,026,711	2,211,504	–	16,238,215
Total assets at fair value	$ 14,026,835	$ 2,727,451	$ 4,948	$ 16,759,234

Liabilities:
Derivative liabilities	$ –	$ 34,605	$ –	$ 34,605
Total liabilites at fair value	$ –	$ 34,605	$ –	$ 34,605

Bonds classified in Level 2 are valued using inputs from third-party pricing services or broker quotes. Bonds classified in Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Short-term investments are classified as Level 2 and carried at amortized cost or fair value.  Because of the highly liquid nature of these assets, carrying amounts are used to approximate fair value when amortized cost is used.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of short-term investments.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.  Derivatives classified as Level 3 represent interest rate swaps calculated by simulation using a series of market-consistent inputs to model the dynamics of the swap.  The inputs are taken from market instruments to the extent that they exist.

Separate Account assets and liabilities are valued and classified in the same way as general accounts assets and liabilities (described above).

During 2016 and 2015, there were no transfers between Level 1 and 2, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables summarize the changes in assets classified in Level 3 for 2016 and 2015:

			Total Gains	Total Gains
	Balance at	Transfers	and (Losses)	and (Losses)
	January 1,	out of	Included in	Included in
	2016	Level 3	Net income (a)	Surplus (b)
Bonds
RMBS	$ 335	$ 333	$ (21)	$ 19
Other	1,295	–	23	221
Derivatives	3,318	–	7,536	(45,659)
Total	$ 4,948	$ 333	$ 7,538	$ (45,419)

				Balance at
				December 31,
	Purchases	Sales	Settlements	2016
Bonds
RMBS	$ –	$ –	$ –	$ –
Other	–	–	195	1,344
Derivatives	–	–	7,536	(42,341)
Total	$ –	$ –	$ 7,731	$ (40,997)

			Total Gains	Total Gains
	Balance at	Transfers	and (Losses)	and (Losses)
	January 1,	out of	Included in	Included in
	2015	Level 3	Net income (a)	Surplus (b)
Bonds
RMBS	$ 349	$ –	$ (62)	$ 48
Other	8,086	5,838	(383)	142
Derivatives	–	–	–	–
Total	$ 8,435	$ 5,838	$ (445)	$ 190

Balance at
December 31,
	Purchases	Issuances	Settlements	2015
Bonds
RMBS	$ –	$ –	$ –	$ 335
Other	–	–	712	1,295
Derivatives	3,318	–	–	3,318
Total	$ 3,318	$ –	$ 712	$ 4,948

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company's policy is to recognize transfers in and out of level 3 as of the beginning of the reporting period.

Transfers out for bonds were the result of a security being carried at fair value at December 31, 2015, subsequently changing to being carried at amortized cost during 2016.

Other nonrecurring fair value measurements

As  indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell.  As of December 31, 2016, the Company has one property held for sale.  The property is carried at fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach.  The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stocks are as follows:
			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2016
Unaffiliated bonds:
United States Government and
agencies	$ 491,592	$ 76,102	$ –	$ 3,767	$ 563,927
State, municipal and other
government	103,905	9,498	–	1,447	111,956
Hybrid securities	94,244	2,163	10,127	206	86,075
Industrial and miscellaneous	4,648,771	255,537	23,365	35,979	4,844,963
Mortgage and other asset-backed
securities	1,063,452	56,702	3,559	8,736	1,107,858
	6,401,964	400,002	37,051	50,135	6,714,779
Unaffiliated preferred stocks	4,552	101	–	155	4,498
	$ 6,406,516	$ 400,103	$ 37,051	$ 50,290	$ 6,719,277

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2015
Unaffiliated bonds:
United States Government and
agencies	$ 590,717	$ 77,946	$ 2,029	$ 5,365	$ 661,268
State, municipal and other
government	124,262	8,764	462	3,547	129,017
Hybrid securities	97,931	1,868	13,727	3,438	82,634
Industrial and miscellaneous	4,682,570	238,251	56,816	68,292	4,795,714
Mortgage and other asset-backed
securities	1,356,212	63,921	8,142	4,402	1,407,589
	6,851,692	390,750	81,176	85,044	7,076,222
Unaffiliated preferred stocks	3,269	138	–	68	3,340
	$ 6,854,961	$ 390,888	$ 81,176	$ 85,112	$ 7,079,562

At December 31, 2016 and 2015, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 96 and 115 securities with a carrying amount of $442,713 and $600,374 and an unrealized loss of $37,051 and $81,176 with an average price of 91.6 and 86.5 (fair value/amortized cost).  Of this portfolio, 61.3% and 77.3% were investment grade with associated unrealized losses of $20,301 and $49,579, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 328 and 396 securities with a carrying amount of $1,294,335 and $1,852,998 and an unrealized loss of $50,290 and $85,112 with an average price of 96.1 and 95.4 (fair value/amortized cost).  Of this portfolio, 93.8% and 86.5% were investment grade with associated unrealized losses of $44,580 and $52,689, respectively.

At December 31, 2016 and 2015, the Company did not hold any common stocks that had been in continuous loss position for greater than or equal to twelve months.

At December 31, 2016, the Company did not hold any common stocks that had been in continuous loss position for less than twelve months.  At December 31, 2015, for common stocks that had been in a continuous loss position for less than twelve months, the Company held 1 security with a cost of $134 and an unrealized loss of $10 with an average price of 92.9 (fair value/cost).

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2016 and 2015 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2016

Unaffiliated bonds:
United States Government and agencies	$ –	$ 67,938	$ 67,938
State, municipal and other government	–	14,809	14,809
Hybrid securities	51,909	7,149	59,058
Industrial and miscellaneous	284,790	839,181	1,123,971
Mortgage and other asset-backed securities	68,963	311,816	380,779
	405,662	1,240,893	1,646,555
Unaffiliated preferred stocks	–	3,152	3,152
	$ 405,662	$ 1,244,045	$ 1,649,707

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2015

Unaffiliated bonds:
United States Government and agencies	$ 97,431	$ 97,938	$ 195,369
State, municipal and other government	3,306	34,287	37,593
Hybrid securities	35,431	20,666	56,097
Industrial and miscellaneous	249,044	1,244,210	1,493,254
Mortgage and other asset-backed securities	133,986	368,829	502,815
	$ 519,198	$ 1,765,930	$ 2,285,128
Unaffiliated preferred stocks	–	1,956	1,956
Unaffiliated common stocks	–	124	124
	$ 519,198	$ 1,768,010	$ 2,287,208

The carrying amount and estimated fair value of bonds at December 31, 2016, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Carrying	Fair
	Amount	Value
Due in one year or less	$ 306,265	$ 311,697
Due after one year through five years	2,103,103	2,190,077
Due after five years through ten years	1,106,209	1,124,860
Due after ten years	1,822,935	1,980,287
	5,338,512	5,606,921
Mortgage and other asset-backed securities	1,063,452	1,107,858
	$ 6,401,964	$ 6,714,779

The following structured notes were held at December 31, 2016:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
44965TAA5	$ 1,462	$ 1,347	$ 1,463	NO
912810QV3	39,979	40,972	42,855	NO
912810RA8	49,933	57,905	52,869	NO
912810RL4	24,893	26,867	25,602	NO
912810RR1	1,925	1,800	1,931	NO
Total	$ 118,192	$ 128,891	$ 124,720

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following table provides the number of 5* securities, aggregate book adjusted carrying value and aggregate fair value by investment type.

	Number of	Book / Adjusted
	5* Securities	Carrying Value	Fair Value
December 31, 2016
Bonds, amortized cost	1	$3,963	$3,920
Total	1	$3,963	$3,920

December 31, 2015
Bonds, amortized cost	1	$3,961	$3,960
Total	1	$3,961	$3,960

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

There were no loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2016 and 2015.

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company's cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security's effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2016
1st quarter present value of cash
flows expected to be less than
the amortized cost basis	$ 10,457	$ 390	$ 10,067	$ 9,318
2nd quarter present value of cash
flows expected to be less than
the amortized cost basis	–	–	–	–
3rd quarter present value of cash
flows expected to be less than
the amortized cost basis	13,293	462	12,831	12,354
4th quarter present value of cash
flows expected to be less than
the amortized cost basis	3,978	43	3,934	3,947
Aggregate total	$ 27,728	$ 895	$ 26,832	$ 25,619

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2015
1st quarter present value of cash
flows expected to be less than
the amortized cost basis	$ 13,287	$ 890	$ 12,397	$ 11,082
2nd quarter present value of cash
flows expected to be less than
the amortized cost basis	14,183	1,751	12,433	11,025
3rd quarter present value of cash
flows expected to be less than
the amortized cost basis	1,356	631	724	664
4th quarter present value of cash
flows expected to be less than
the amortized cost basis	–	–	–	–
Aggregate total	$ 28,826	$ 3,272	$ 25,554	$ 22,771

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2014
1st quarter present value of cash
flows expected to be less than
the amortized cost basis	$ 12,087	$ 1,432	$ 10,655	$ 10,663
2nd quarter present value of cash
flows expected to be less than
the amortized cost basis	4,546	48	4,498	4,187
3rd quarter present value of cash
flows expected to be less than
the amortized cost basis	28,210	308	27,902	26,600
4th quarter present value of cash
flows expected to be less than
the amortized cost basis	16,062	2,099	13,963	12,937
Aggregate total	$ 60,905	$ 3,887	$ 57,018	$ 54,387

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2016, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
759676AJ8	$ 4,284	$ 4,173	$ 112	$ 4,173	$ 3,875	1Q 2016
75970JAJ5	5,642	5,387	255	5,387	4,971	1Q 2016
75970QAH3	530	507	23	507	472	1Q 2016
14984WAA8	4,650	4,306	344	4,306	3,744	3Q 2016
126380AB0	8,643	8,525	118	8,525	8,610	3Q 2016
759676AJ8	3,978	3,934	43	3,934	3,947	4Q 2016
			$ 895

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2016 and 2015 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2016
The aggregate amount of unrealized losses	$3,559	$8,888
The aggregate related fair value of securities with unrealized losses	68,963	312,042

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2015
The aggregate amount of unrealized losses	$8,971	$4,402
The aggregate related fair value of securities with unrealized losses	135,616	368,829

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Detail of net investment income is presented below:

	Year Ended December 31
	2016	2015	2014
Income:
Bonds	$ 321,213	$ 333,020	$ 358,641
Preferred stocks	148	198	194
Mortgage loans on real estate	47,305	37,235	37,297
Policy loans	7,319	7,211	7,107
Cash, cash equivalents and
short-term investments	2,412	479	244
Derivatives	21,572	18,678	17,636
Other invested assets	(308)	2,183	3,742
Other	13,144	19,310	38
Gross investment income	412,805	418,314	424,899
Less investment expenses	17,277	17,230	14,549
Net investment income	$ 395,528	$ 401,084	$ 410,350

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2016	2015	2014

Proceeds	$ 1,682,509	$ 1,835,590	$ 1,024,169

Gross realized gains	$ 26,490	$ 26,268	$ 12,628
Gross realized losses	(15,183)	(31,950)	(15,724)
Net realized capital gains (losses)	$ 11,307	$ (5,682)	$ (3,096)

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2016, 2015 and 2014 of $8,093, $8,067 and $3,999, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Net realized capital gains (losses) on investments are summarized below:
	Realized
	Year Ended December 31
	2016	2015	2014

Bonds	$ 3,214	$ (14,825)	$ (7,095)
Preferred stocks	–	1,077	–
Common stocks	32	(68)	522
Mortgage loans on real estate	(698)	21	–
Cash, cash equivalents and short-term investments	9	(11)	1
Derivatives	(16,280)	(18,751)	(25,808)
Other invested assets	(12,505)	8,099	7,828
	(26,228)	(24,458)	(24,552)
Federal income tax effect	(2,833)	(3,518)	(5,405)
Transfer to interest maintenance reserve	(6,516)	(2,507)	(3,617)
Net realized capital (losses) gains on investments	$ (35,577)	$ (30,483)	$ (33,574)

At December 31, 2016 and 2015, the Company had no recorded investment in restructured securities. There were no capital gains (losses) taken as a direct result of restructures in 2016, 2015 and 2014. The Company often has other-than-temporarily impaired a security prior to the restructure date.  These other-than-temporary impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:
	Change in Unrealized
	Year Ended December 31
	2016	2015	2014

Bonds	$ 4,433	$ (2,493)	$ 7,613
Common stocks	10	(140)	(208)
Affiliated entities	136	(294)	(366)
Cash, cash equivalents and short-term investments	(9)	–	–
Derivatives	(30,961)	9,972	40,517
Other invested assets	10,833	(8,190)	(4,548)
Change in unrealized capital (losses) gains, before taxes	(15,558)	(1,145)	43,008
Taxes on unrealized capital (losses) gains	5,366	(3,558)	1,124
Change in unrealized capital (losses) gains, net of tax	$ (20,924)	$ 2,413	$ 41,884

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The credit quality of mortgage loans by type of property for the year ended December 31, 2016 was as follows:
	Farm	Commercial	Mezzanine	Total
AAA - AA	$ –	$ 493,886	$ –	$ 493,886
A	10,795	637,553	–	648,348
BBB	2,486	86,810	–	89,296
BB	–	11,626	–	11,626
	$ 13,281	$ 1,229,875	$ –	$ 1,243,156

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan.  The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value.  The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible.  Information supporting the credit risk rating process is updated at least annually.

During 2016 and 2015, respectively, the Company issued mortgage loans with a maximum interest rate of
6.23% and 5.30%, and a minimum interest rate of 3.60% and 3.51% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2016 at the time of origination or acquisitions was 79%.  The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2015 at the time of origination was 73%. During 2016 and 2015, the Company did not reduce the interest rate on any outstanding mortgage loan.  During 2016, the Company issued one farm mortgage loan with an interest rate of 4.40%.

The following tables provide the age analysis of mortgage loans aggregated by type:

December 31, 2016			Residential		Commercial
		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded investment (all)
(a)	Current	$10,795,486	$-	$-	$-	$1,229,874,544	$-	$1,240,670,030
(b)	30-59 days past due	2,486,178	-	-	-	-	-	2,486,178
(c)	60-89 days past due	-	-	-	-	-	-	-
(d)	90-179 days past due	-	-	-	-	-	-	-
(e)	180+ days past due	-	-	-	-	-	-	-

December 31, 2015			Residential		Commercial
		Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded investment (all)
(a)	Current	$7,828,008	$-	$-	$-	$937,916,246	$1,992,458	$947,736,712
(b)	30-59 days past due	2,571,984	-	-	-	-	-	2,571,984
(c)	60-89 days past due	-	-	-	-	-	-	-
(d)	90-179 days past due	-	-	-	-	-	-	-
(e)	180+ days past due	-	-	-	-	-	-	-

The Company did not have any impaired loans at December 31, 2016 or 2015.  The Company did not hold an allowance for credit losses on mortgage loans at December 31, 2016, 2015 or 2014.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms.  Interest income on nonperforming loans generally is recognized on a cash basis.

During 2016, one mortgage loan in the amount of $3,600 was foreclosed and transferred to real estate. No mortgage loan foreclosures occurred during 2015. At December 31, 2016 and 2015, the company held a mortgage loan loss reserve in the AVR of $12,888 and $9,171, respectively
The Company's mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2016	2015		2016	2015

South Atlantic	26%	24%	Apartment	51%	52%
Pacific	23	22	Retail	16	16
Middle Atlantic	12	9	Industrial	12	14
Mountain	11	14	Office	12	13
W. North Central	10	12	Medical	4	4
W. South Central	9	12	Other	4	–
E. North Central	5	4	Agricultural	1	1
E. South Central	4	3
New England	–	–

During 2016 the Company recognized $10,869 of impairment writes downs for its investments in joint ventures and limited partnerships.  During 2015 and 2014, the Company did not recognize any impairment write-downs for its investments in joint ventures and limited partnerships.

At December 31, 2016, the Company had ownership interest in seven LIHTC investments.  The remaining years of unexpired tax credits ranged from eight to thirteen and the properties were not subject to regulatory review.  The length of time remaining for the holding period ranged from one to sixteen years.  The amount of contingent equity commitments expected to be paid during the years 2017 to 2019 is $146,694. LIHTC tax credits recognized in 2016 was $2,416, and other LIHTC tax benefits recognized in 2016 was $1,231. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2015, the Company had ownership interest in two LIHTC investments.  The remaining years of unexpired tax credits ranged from one to nine and the properties were not subject to regulatory review.  The length of time remaining for the holding period ranged from two to ten years.  There are no contingent equity commitments expected to be paid in the future. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty.  If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities).  Fair value of derivative contracts, aggregated at a counterparty level at December 31, was as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Company is required to post similar assets (cash or securities).  Fair value of derivative contracts, aggregated at a counterparty level at December 31, was as follows:

	2016	2015
Fair value - positive	$ 89,939	$ 77,911
Fair value - negative	(95,627)	(42,152)

For the years ended December 31, 2016, 2015 and 2014, the Company recorded unrealized gains (losses) of $(11,706), $17,627 and $8,313, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.  This has been recorded directly to unassigned surplus as an unrealized gain (loss).  The Company did not recognize any unrealized gains or losses during 2016, 2015 or 2014 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Summary of realized gain (losses) by derivative type for year-end December 31, is as follows:

	2016	2015	2014
Swaps:
Interest rate	$ 30,336	$ (10,391)	$ 310
Credit	861	24	(676)
Total return	(26,807)	(638)	(823)
Total swaps	$ 4,390	$ (11,005)	$ (1,189)
Foreign currency forwards	-	931	493
Futures - net positions	(20,669)	(8,677)	(25,113)
Lehman settlements	108	139	-
Total realized (losses) gains	$ (16,171)	$ (18,612)	$ (25,809)

Fair value of replicated assets and credit default swaps (as underlying), as of December 31, is as follows:

	Year End December 31
	2016	2015	2014
Replicated assets	$ 644,760	$ 666,362	$ 628,483
Credit default	9,105	7,691	14,591

Credit gain (losses) to credit swap transactions (which are primary replication transactions), as of December 31, is as follows:

	Year End December 31
	2016	2015	2014
Capital gains (losses)	$ 861	$ 23	$ 676

As stated in Note 1, the Company replicates investment grade corporate bonds or sovereign debt by writing credit default swaps.  As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap.  If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond.  As of December 31, 2016, credit default swaps, used in replicating corporate bonds or sovereign debt are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

		Maximum
		Future Payout	Current Fair
Deal, Receive (Pay), Underlying	Maturity Date	(Estimated)	Value
51410,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	$ 10,000	$ 16
51409,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	11,000	17
51412,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	19
51411,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	12,000	17
51413,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	10,000	16
51414,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	20,000	87
51415,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	20,000	87
43375,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	5,000	22
51416,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	8,500	46
43612,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	2,000	8
46535,SWAP, USD 1 / (USD 0), :XS0292653994	12/20/2017	15,000	130
59021,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	20,000	173
59022,SWAP, USD 1 / (USD 0), :US084664BN03	12/20/2017	25,000	192
49133,SWAP, USD 5 / (USD 0), :US345370BX76	12/20/2017	10,000	462
49374,SWAP, USD 1 / (USD 0), :US246688AF27	12/20/2017	10,000	90
49893,SWAP, USD 1 / (USD 0), :US29250RAC07	12/20/2017	10,000	35
50058,SWAP, USD 1 / (USD 0), :US444859AU63	12/20/2017	10,000	88
50222,SWAP, USD 1 / (USD 0), :US293791AD17	12/20/2017	10,000	70
60228,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2018	5,000	59
78320,SWAP, USD 5 / (USD 0), :DE000A0TKUU3	6/20/2019	10,000	1,130
78183,SWAP, USD 5 / (USD 0), :US125581GL68	6/20/2019	5,000	521
79113,SWAP, USD 5 / (USD 0), :US37045VAC46	6/20/2019	10,000	1,034
79606,SWAP, USD 5 / (USD 0), :US459745GF62	6/20/2019	10,000	1,038

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

111718,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	2,800	(93)
111728,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	1,400	(5)
111731,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	1,400	(47)
111734,SWAP, USD 1 / (USD 0), :US836205AN45	6/20/2020	1,400	(21)
111737,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	1,400	(37)
111743,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	1,400	(5)
111831,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,400	15
111841,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2020	1,400	(4)
111844,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	1,400	(5)
111897,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	1,400	(47)
112137,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	2,800	6
112152,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	1,400	(47)
112227,SWAP, USD 1 / (USD 0), :USY6826RAA06	9/20/2020	2,800	(2)
112303,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	1,400	(7)
112327,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	1,400	(7)
112339,SWAP, USD 1 / (USD 0), :US25271CAJ18	9/20/2020	6,650	(421)
112364,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,400	(15)
112430,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	1,400	3
112572,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	1,400	(37)
113397,SWAP, USD 1 / (USD 0), :US88322KAC53	9/20/2020	1,400	22
113436,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	1,400	(7)
116039,SWAP, USD 1 / (USD 0), :ES0413900384	9/20/2020	6,665	7
116934,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	3,200	7
120678,SWAP, USD 5 / (USD 0), :US345370BX76	9/20/2020	10,000	1,421
119324,SWAP, USD 1 / (USD 0), :US59156RAX61	9/20/2020	15,000	203
133645,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	3,600	(28)
133654,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	1,800	(17)
133657,SWAP, USD 1 / (USD 0), :US715638AP79	12/20/2020	1,800	15
133739,SWAP, USD 1 / (USD 0), :US715638AP79	12/20/2020	5,000	40
133742,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	5,000	14
133878,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	5,000	14
133888,SWAP, USD 1 / (USD 0), :US698299AD63	12/20/2020	5,000	1
134317,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	10,000	(4)
134318,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	2,500	(1)
134822,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	8,000	(66)
134929,SWAP, USD 1 / (USD 0), :US168863AV04	12/20/2020	5,000	65
137181,SWAP, USD 1 / (USD 0), :US718286AP29	12/20/2020	2,500	18
151442,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2021	15,000	(222)
151679,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2021	20,000	(296)
151451,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2021	5,000	(74)
153790,SWAP, USD 1 / (USD 0), :CDX-NAIGS22V1-5Y	6/20/2019	10,000	153
164370,SWAP, USD 1 / (USD 0), :CDX-NAIGS26V1-5Y	6/20/2021	10,000	164
173566,SWAP, USD 5 / (USD 0), :US37045VAD29	12/20/2021	15,000	2,390
186523,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	840	(29)
186527,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	560	(3)
164834,SWAP, USD 1 / (USD 0), :US74432QAB14	9/20/2020	20,000	299
164835,SWAP, USD 1 / (USD 0), :US36962G3H54	9/20/2023	20,000	437
		$ 503,815	$ 9,104

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2016	2015

Interest rate and currency swaps:
Receive fixed - pay fixed	$ 10,508	$ 544,124
Receive fixed - pay floating	15,902	–
Interest rate swaps:
Receive fixed - pay fixed	1,210,884	364,069
Receive fixed - pay floating	1,514,250	1,335,250
Receive floating - pay fixed	1,654,500	909,500
Receive floating - pay floating	425,236	308,735

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables show the pledged or restricted assets as of December 31, 2016 and 2015, respectively:

Gross Restricted (Admitted & Nonadmitted)
2016
	Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

a.	Subject to contractual
obligation for which
	liability is not shown	$ –	$ –	$ –	$ –	$ –
b.	Collateral held under
	security lending agreements	307,744	–	–	–	307,744
c.	Subject to repurchase
	agreements	–	–	–	–	–
d.	Subject to reverse
	repurchase agreements	–	–	–	–	–
e.	Subject to dollar
	repurchase agreements	20,325	–	–	–	20,325
f.	Subject to dollar reverse
	repurchase agreements	–	–	–	–	–
g.	Placed under option
	contracts	–	–	–	–	–
h.	Letter stock or securities
restricted as to sale -
	excluding FHLB capital stock	–	–	–	–	–
i.	FHLB capital stock	–	–	–	–	–
j.	On deposit with states	2,613	–	–	–	2,613
k.	On deposit with other
	regulatory bodies	–	–	–	–	–
l.	Pledged as collateral to
FHLB (including assets
	backing funding agreements)	–	–	–	–	–
m.	Pledged as collateral not
	captured in other categories	80,398	–	–	–	80,398
n.	Other restricted assets	–	–	–	–	–
o.	Total Restricted Assets	$ 411,080	$ –	$ –	$ –	$ 411,080

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

		Gross (Admitted & Nonadmitted) Restricted					Percentage
	Restricted Asset Category	Total As of 12/31/15	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

a.	Subject to contractual
	obligation for which
	liability is not shown	$ –	$ –	$ –	$ –	0.00%	0.00%
b.	Collateral held under
	security lending agreements	433,773	(126,029)	–	307,744	0.95%	0.95%
c.	Subject to repurchase
	agreements	–	–	–	–	0.00%	0.00%
d.	Subject to reverse
	repurchase agreements	–	–	–	–	0.00%	0.00%
e.	Subject to dollar
	repurchase agreements	31,307	(10,982)	–	20,325	0.06%	0.06%
f.	Subject to dollar reverse
	repurchase agreements	–	–	–	–	0.00%	0.00%
g.	Placed under option
	contracts	–	–	–	–	0.00%	0.00%
h.	Letter stock or securities
	restricted as to sale -
	excluding FHLB capital stock	1,792	(1,792)	–	–	0.00%	0.00%
i.	FHLB capital stock	–	–	–	–	0.00%	0.00%
j.	On deposit with states	2,621	(8)	–	2,613	0.01%	0.01%
k.	On deposit with other
	regulatory bodies	–	–	–	–	0.00%	0.00%
l.	Pledged as collateral to
	FHLB (including assets
	backing funding agreements)	–	–	–	–	0.00%	0.00%
m.	Pledged as collateral not
	captured in other categories	35,958	44,440	–	80,398	0.25%	0.25%
n.	Other restricted assets	–	–	–	–	0.00%	0.00%
o.	Total Restricted Assets	$ 505,451	$ (94,371)	$ –	$ 411,080	1.27%	1.27%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following table shows the pledged or restricted assets in other categories as of December 31, 2016 and 2015, respectively:
	Gross (Admitted & Nonadmitted) Restricted
	Current Year
	1	2	3	4	5

			Total Separate
			Account (S/A)	S/A Assets
	Total General	G/A Supporting	Restricted	Supporting G/A	Total
Description of Assets	Account (G/A)	S/A Activity (a)	Assets	Activity (b)	(1 plus 3)

Derivatives	$80,398	$–	$–	$–	$80,398
Secured Funding Agreements	–	–	–	–	–
AMBAC	–	–	–	–	–
Total (c)	$80,398	$–	$–	$–	$80,398

	Gross (Admitted & Nonadmitted) Restricted			Percentage
	6	7	8	9	10
				Gross	Admitted
				(Admitted &	Restricted to
		Increase/	Total Current	Nonadmitted)	Total
	Total as of	(Decrease)	Year Admitted	Restricted to	Admitted
Description of Assets	12/31/2015	(5 minus 6)	Restricted	Total Assets	Assets

Derivatives	$35,958	$44,440	$80,398	0.25%	0.25%
Secured Funding Agreements	–	–	–	0.00%	0.00%
AMBAC	–	–	–	0.00%	0.00%
Total (c)	$35,958	$44,440	$80,398	0.25%	0.25%

(a)	Subset of column 1
(b)	Subset of column 3
(c)	Total Line for Columns 1 through 7 should equal 5H(1)m Columns 1 through 7 respectively and Total Line for Columns 8 through 10 should equal 5H(1)m Columns 9 through 11 respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following table shows the collateral received and reflected as assets within the financial statements as of December 31, 2016.
	1		2		3	4
Collateral Assets	Book Adjusted Carrying Value ((BACV)		Fair Value		% of BACV to Total Assets (Admitted and Nonadmitted*)	% of BACV to Total Admited Assets **
a. Cash		$49,719		$49,719	0.55%	0.55%
b. Schedule D, Part 1		–		–	–	–
c. Schedule D, Part 2, Section 1		–		–	–	–
d. Schedule D, Part 2, Section 2		–		–	–	–
e. Schedule B		–		–	–	–
f. Schedule A		–		–	–	–
g. Schedule BA, Part 1		–		–	–	–
h. Schedule DL, Part 1		307,732		307,732	3.38%	3.41%
i. Other		12,736		12,736	0.14%	0.14%
j. Total Collateral Assets		$370,187		$370,187	4.07%	4.10%

* Column 1 divided by Asset Page, Line 26 (Column 1)
** Column 1 divided by Asset Page, Line 26 (Column 3)

		1		2
		Amount		% of Liability to Total Liabilities*
k. Recognized Obligation to
Return Collateral Asset		370,236		4.66%

* Column 1 divided by Liability Page, Line 26 (Column 1)
6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements.  The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

		Year Ended December 31
	2016	2015	2014

Direct premiums	$ 5,786,774	$ 5,821,086	$ 5,452,910
Reinsurance assumed - non affiliates	529,283	510,492	550,438
Reinsurance assumed - affiliates	50	65	41
Reinsurance ceded - non affiliates	(341,356)	(317,940)	(357,388)
Reinsurance ceded - affiliates	(199,490)	(200,709)	(206,355)
Net premiums earned	$ 5,775,260	$ 5,812,994	$ 5,439,646

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2016 and 2015 of $1,577,030 and $1,579,551, respectively.

The Company received reinsurance recoveries in the amounts of $430,476, $427,569 and $447,903 during 2016, 2015 and 2014, respectively. At December 31, 2016 and 2015, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $174,979 and $156,350, respectively.  The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2016 and 2015 of $2,281,757 and $2,079,702, respectively.

The Company did not enter into any new reinsurance agreements in which a reserve credit was taken during the years ended December 31, 2016, 2015 and 2014.

During 2016, 2015 and 2014, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $93,916 ($61,046 after tax), $52,697 ($34,253 after tax) and $12,740 ($8,281 after tax), respectively.

The Company is reviewing historical treaty language of yearly renewable treaty agreements with the New York Department of Financial Service under an interpretation which would result in higher gross reserves.  These reinsurance contracts are fully ceded and would not impact the capital and surplus of the Company.

7. Income Taxes

The net deferred income tax asset at December 31, 2016 and 2015 is comprised of the following components:

	December 31, 2016
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 109,009	$ 15,603	$ 124,612
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	109,009	15,603	124,612
Deferred Tax Assets Nonadmitted	47,310	–	47,310
Subtotal (Net Deferred Tax Assets)	61,699	15,603	77,302
Deferred Tax Liabilities	16,273	12,118	28,391
Net Admitted Deferred Tax Assets	$ 45,426	$ 3,485	$ 48,911

	December 31, 2015
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 112,987	$ 18,660	$ 131,647
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	112,987	18,660	131,647
Deferred Tax Assets Nonadmitted	43,588	–	43,588
Subtotal (Net Deferred Tax Assets)	69,399	18,660	88,059
Deferred Tax Liabilities	18,158	15,443	33,601
Net Admitted Deferred Tax Assets	$ 51,241	$ 3,217	$ 54,458

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ (3,978)	$ (3,057)	$ (7,035)
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	(3,978)	(3,057)	(7,035)
Deferred Tax Assets Nonadmitted	3,722	–	3,722
Subtotal (Net Deferred Tax Assets)	(7,700)	(3,057)	(10,757)
Deferred Tax Liabilities	(1,885)	(3,325)	(5,210)
Net Admitted Deferred Tax Assets	$ (5,815)	$ 268	$ (5,547)

The main components of deferred income tax amounts are as follows:

Deferred Tax Assets:
	Year Ended December 31
	2016	2015	Change
Ordinary
Discounting of unpaid losses	$ 193	$ 120	$ 73
Unearned premium reserve	306	357	(51)
Policyholder reserves	61,796	63,369	(1,573)
Investments	2,320	3,200	(880)
Deferred acquisition costs	31,621	29,184	2,437
Compensation and benefits accrual	1,501	331	1,170
Receivables - nonadmitted	3,967	6,896	(2,929)
Section 197 Intangible Amortization	1,885	2,232	(347)
Assumption Reinsurance	2,895	3,722	(827)
Other (including items <5% of
ordinary tax assets)	2,525	3,576	(1,051)
Subtotal	109,009	112,987	(3,978)

Statutory valuation allowance adjustment	–	–	–
Nonadmitted	47,310	43,588	3,722
Admitted ordinary deferred tax assets	61,699	69,399	(7,700)

Capital:
Investments	15,603	18,660	(3,057)
	Other (including items <5% of total
total capital tax assets)	–	–	–
Subtotal	15,603	18,660	(3,057)

Statutory valuation allowance adjustment	–	–	–
Nonadmitted	–	–	–
Admitted capital deferred tax assets	15,603	18,660	(3,057)
Admitted deferred tax assets	$ 77,302	$ 88,059	$ (10,757)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Year Ended December 31
	2016	2015	Change
Deferred Tax Liabilities:
Ordinary
Investments	$ 1,461	$ 2,083	$ (622)
§807(f) adjustment	5,267	5,359	(92)
Reinsurance Ceded	9,545	10,716	(1,171)
	Other (including items <5% of total
ordinary tax liabilities)	–	–	–
Subtotal	16,273	18,158	(1,885)
Capital
Investments	12,118	15,443	(3,325)
Real estate	–	–	–
Other (including items <5% of
total capital tax liabilities)	–	–	–
Subtotal	12,118	15,443	(3,325)
Deferred tax liabilities	28,391	33,601	(5,210)
Net deferred tax assets/liabilities	$ 48,911	$ 54,458	$ (5,547)

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2016 or 2015.

As discussed in Note 1, for the years ended December 31, 2016 and 2015 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

December 31, 2016
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks		$ 41,910	$ 7,001	$ 48,911
2(b)	Adjusted Gross Deferred Tax Assets Expected to
be Realized (Excluding The Amount of Deferred
Tax Assets From 2(a) above) After Application of
the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)		–	–	–
	1.	Adjusted Gross Deferred Tax Assets
Expected to be Realized Following the
		Balance Sheet Date	–	–	–
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	156,182
2(c)	Adjusted Gross Deferred Tax Assets (Excluding
The Amount Of Deferred Tax Assets From 2(a)
and 2(b) above) Offset by Gross Deferred Tax
	Liabilities		19,789	8,602	28,391
2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101		$ 61,699	$ 15,603	$ 77,302

December 31, 2015
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)		Federal Income Taxes Paid in Prior Years
		Recoverable Through Loss Carrybacks	$ 45,173	$ 9,285	$ 54,458
2(b)		Adjusted Gross Deferred Tax Assets Expected to
be Realized (Excluding The Amount of Deferred
Tax Assets From 2(a) above) After Application of
the Threshold Limitation (the Lesser of 2(b)1 and
		2(b)2 below)	–	–	–
	1.	Adjusted Gross Deferred Tax Assets
Expected to be Realized Following the
		Balance Sheet Date	–	–	–
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	166,928
2(c)		Adjusted Gross Deferred Tax Assets (Excluding
The Amount Of Deferred Tax Assets From 2(a)
and 2(b) above) Offset by Gross Deferred Tax
		Liabilities	24,226	9,375	33,601
2(d)		Deferred Tax Assets Admitted as the result of application of SSAP No. 101	$ 69,399	$ 18,660	$ 88,059

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Change
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)		Federal Income Taxes Paid in Prior Years
		Recoverable Through Loss Carrybacks	$ (3,263)	$ (2,284)	$ (5,547)
2(b)		Adjusted Gross Deferred Tax Assets Expected to
be Realized (Excluding The Amount of Deferred
Tax Assets From 2(a) above) After Application of
the Threshold Limitation (the Lesser of 2(b)1 and
		2(b)2 below)	–	–	–
	1.	Adjusted Gross Deferred Tax Assets
Expected to be Realized Following the
		Balance Sheet Date	–	–	–
	2.	Adjusted Gross Deferred Tax Assets
		Allowed per Limitation Threshold	XXX	XXX	(10,746)
2(c)		Adjusted Gross Deferred Tax Assets (Excluding
The Amount Of Deferred Tax Assets From 2(a)
and 2(b) above) Offset by Gross Deferred Tax
		Liabilities	(4,437)	(773)	(5,210)
2(d)		Deferred Tax Assets Admitted as the result of application of SSAP No. 101	$ (7,700)	$ (3,057)	$ (10,757)

	December 31
	2016	2015	Change
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount	1188%	1197%	-9%

Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold
Limitation in 2(b)2 above	$ 1,043,379	$ 1,112,853	$ (69,474)

The impact of tax planning strategies at December 31, 2016 and 2015 was as follows:

	December 31, 2016
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	December 31, 2015
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

The Company's tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2015	2014	Change
Current Income Tax

Federal	$ 54,965	$ 73,027	$ (18,062)
Foreign	–	–	–
Subtotal	54,965	73,027	(18,062)
Federal income tax on net capital gains	3,518	5,405	(1,887)
Utilization of capital loss carry-forwards	–	–	–
Other	–	–	–
Federal and foreign income taxes incurred	$ 58,483	$ 78,432	$ (19,949)

	Year Ended December 31
	2016	2015	Change
Current Income Tax

Federal	$ 42,387	$ 54,965	$ (12,578)
Foreign	–	–	–
Subtotal	42,387	54,965	(12,578)
Federal income tax on net capital gains	2,834	3,518	(684)
Utilization of capital loss carry-forwards	–	–	–
Other	–	–	–
Federal and foreign income taxes incurred	$ 45,221	$ 58,483	$ (13,262)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2016	2015	2014

Current income taxes incurred	$ 45,221	$ 58,483	$ 78,433

Change in deferred income taxes	(3,541)	22,410	(42,820)
(without tax on unrealized gains and losses)
Total income tax reported	$ 41,680	$ 80,893	$ 35,613

Income before taxes	$ 276,716	$ 320,866	$ 105,979
	35.00%	35.00%	35.00%
Expected income tax expense (benefit) at 35%
statutory rate	$ 96,851	$ 112,303	$ 37,093

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(8,345)	(5,707)	(5,523)
Tax credits	(2,925)	(2,188)	(1,799)
Tax adjustment for IMR	(8,174)	(10,462)	(3,969)
Surplus adjustment for in-force ceded	(21,366)	(11,988)	(2,898)
Nondeductible expenses	35	295	29
Deferred tax benefit on other items in surplus	(7,243)	179	12,956
Provision to return	(2,069)	(803)	14
Dividends from certain foreign corporations	137	141	80
Audit Adjustment - Permanent	(4,972)	–	–
Other	(249)	(877)	(371)
Total income tax reported	$ 41,680	$ 80,893	$ 35,612

The Company's federal income tax return is consolidated with other included affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carry forward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2016.

As of December 31, 2016 and 2015, the Company had no operating loss, capital loss, or tax credit carryforwards available for tax purposes.
The Company incurred income taxes of $52,043, $58,874, and $80,961 during 2016, 2015, and 2014, respectively, which will be available for recoupment in the event of future net losses.
The amount of tax contingencies calculated for the Company as of December 31, 2016 and 2015 is $1,445 and $1,129, respectively. The total amount of the tax contingencies that if recognized, would affect the effective income tax rate is $1,445. The Company classifies interest and penalties related to income taxes as income tax expense. The Company's interest (benefit) expense related to income taxes for the years ending in December 31, 2016, 2015, and 2014 is $(36), $28, and $1, respectively. The total interest payable balance as of December 31, 2016 and 2015 is $241 and $29, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

During 2016 the company modified its calculation of dividends that are eligible for the dividends received deduction.  This resulted in recording a permanent tax benefit of $4,770 in the Company's 2016 financial statements for years 2011 – 2015.  This has been treated as a change in estimate, the impact on future years is not currently determinable.
The Company's federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2008. We expect receivables and payables for 2005-2008 to be settled in early 2017. An examination is in progress for the year 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company.

For the years ended December 31, 2016, 2015 and 2014, there were no premiums for participating life insurance policies. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies.  The Company did not pay any dividends to policyholders during 2016, 2015 or 2014.

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2016
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$ 761,466	$ 87,114	$ –	$ 848,580	3%
At book value less surrender charge
of 5% or more	825,747	35,845	–	861,592	3
At fair value	24,190	366,825	15,829,548	16,220,563	57
Total with adjustment or at fair value	1,611,403	489,784	15,829,548	17,930,735	63
At book value without adjustment
(minimal or no charge or adjustment)	3,417,022	49,768	–	3,466,790	12
Not subject to discretionary withdrawal
provision	834,018	5,007,072	1,266,558	7,107,648	25
Total annuity reserves and deposit
liabilities	5,862,443	5,546,624	17,096,106	28,505,173	100%
Less reinsurance ceded	1,335	–	–	1,335
Net annuity reserves and deposit
liabilities	$ 5,861,108	$ 5,546,624	$ 17,096,106	$ 28,503,838

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	December 31
	2015
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$ 752,535	$ 119,066	$ –	$ 871,601	3%
At book value less surrender charge
of 5% or more	848,188	40,199	–	888,387	3
At fair value	21,960	505,969	14,329,152	14,857,081	54
Total with adjustment or at fair value	1,622,683	665,234	14,329,152	16,617,069	60
At book value without adjustment
(minimal or no charge or adjustment)	3,384,669	55,814	–	3,440,483	12
Not subject to discretionary withdrawal
provision	858,069	5,369,673	1,438,647	7,666,389	28
Total annuity reserves and deposit
liabilities	5,865,421	6,090,721	15,767,799	27,723,941	100%
Less reinsurance ceded	1,292	–	–	1,292
Net annuity reserves and deposit
liabilities	$ 5,864,129	$ 6,090,721	$ 15,767,799	$ 27,722,649

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2016, 2015 and 2014 is as follows:

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations
for the year ended December 31, 2016	$ 1,396,422	$ 3,296,786	$ 4,693,208

Reserves for separate acccounts as of
December 31, 2016 with assets at:	$ -	$ 17,329,112	$ 17,329,112
Fair value	5,546,624	-	5,546,624
Amortized cost	$ 5,546,624	$ 17,329,112	$ 22,875,736
Total as of December 31, 2016

Reserves for separate accounts by withdrawal
characteristics as of December 31, 2016:
Subject to discretionary withdrawal:	$ 87,114	$ -	$ 87,114
At book value without fair value adjustment and
with current surrender charge of 5% or more	35,845	-	35,845
At fair value	366,825	16,062,554	16,429,379
At book value without fair value adjustment and
with current surrender charge of less than 5%	49,768	-	49,768
Subtotal	539,552	16,062,554	16,602,106
Not subject to discretionary withdrawal	5,007,072	1,266,558	6,273,630
Total separate account reserves at December 31, 2016	$ 5,546,624	17,329,112	22,875,736

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than or	Separate
	Equal to 4%	Accounts	Total
Premiums, deposits and other considerations
for the year ended December 31, 2015	$1,435,432	$3,513,187	$4,948,619

Reserves for separate acccounts as of
December 31, 2015 with assets at:
Fair value	$–	$16,002,134	$16,002,134
Amortized cost	6,090,721	–	6,090,721
Total as of December 31, 2015	$6,090,721	$16,002,134	$22,092,855

Reserves for separate accounts by withdrawal
characteristics as of December 31, 2015:
Subject to discretionary withdrawal:	$119,066	$–	$119,066
At book value without fair value adjustment and
with current surrender charge of 5% or more	40,199	–	40,199
At fair value	505,969	14,563,487	15,069,456
At book value without fair value adjustment and
with current surrender charge of less than 5%	55,814	–	55,814
Subtotal	721,048	14,563,487	15,284,535
Not subject to discretionary withdrawal	5,369,673	1,438,647	6,808,320
Total separate account reserves at December 31, 2015	$6,090,721	$16,002,134	$22,092,855

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than	Separate
	or Equal to 4%	Accounts	Total
Premiums, deposits and other considerations
for the year ended December 31, 2014	$1,480,473	$3,207,516	$4,687,989

Reserves for separate acccounts as of
December 31, 2014 with assets at:
Fair value	$–	$15,369,859	$15,369,859
Amortized cost	6,222,709	–	6,222,709
Total as of December 31, 2014	$6,222,709	$15,369,859	$21,592,568

Reserves for separate accounts by withdrawal
characteristics as of December 31, 2014:
Subject to discretionary withdrawal:
With fair value adjustment	$122,381	$–	$122,381
At book value without fair value adjustment and
with current surrender charge of 5% or more	43,081	–	43,081
At fair value	505,121	13,691,347	14,196,468
At book value without fair value adjustment and
with current surrender charge of less than 5%	59,815	–	59,815
Subtotal	730,398	13,691,347	14,421,745
Not subject to discretionary withdrawal	5,492,311	1,678,512	7,170,823
Total separate account reserves at December 31, 2014	$6,222,709	$15,369,859	$21,592,568

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:

		Year Ended December 31
	2016	2015	2014
Transfer as reported in the summary of
operations of the separate accounts
statement:
Transfers to separate accounts	$ 4,693,348	$ 4,948,847	$ 4,687,981
Transfers from separate accounts	(4,789,961)	(4,181,143)	(4,581,447)
Net transfers to separate accounts	(96,613)	767,704	106,534
Miscellaneous reconciling adjustments	17,332	15,414	(4,971)
Net transfers as reported in the statements
of operations of the life, accident and health
annual statement	$ (79,281)	$ 783,118	$ 101,563

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.  At December 31, 2016 and 2015, the Company's separate account statement included legally insulated assets of $23,243,008 and $22,337,000, respectively.  The assets legally insulated from general account claims at December 31, 2016 and 2015 are attributed to the following products:

	2016	2015
Variable life	$ 240,308	$ 243,002
Variable annuities	4,346,782	4,063,670
Group annuities	9,767,338	8,398,062
Registered Market value separate accounts	731,645	765,582
Non Registered Market value separate accounts	851,068	854,588
Par annuities	1,539,214	1,865,861
Annuity Product - SPL	1,624	1,523
Book value separate accounts	5,765,029	6,144,712
Total separate account assets	$ 23,243,008	$ 22,337,000
At December 31, 2016 and 2015, the Company held separate account assets not legally insulated from the general account in the amount of $27,898 and $32,067, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account.  In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.  As of December 31, 2016 and 2015, the general account of the Company had a maximum guarantee for separate account liabilities of $87,241 and $116,723, respectively.  To compensate the general account for the risk taken, the separate account paid risk charges of $46,668, $42,677, $40,314, $33,770, and $32,822 to the general account in 2016, 2015, 2014, 2013, and 2012, respectively.  During the years ended December 31, 2016, 2015, 2014, 2013, and 2012 the general account of the Company had paid $1,627, $1,671, $530, $1,112, and  $1,449 respectively, toward separate account guarantees.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, the Company reported guaranteed separate account assets at amortized cost in the amount of $5,764,436 and $6,144,712, respectively, based upon the prescribed practice by the State of New York as described in Note 2.  These assets had a fair value of $5,740,987 and $6,113,061 at December 31, 2016 and 2015, respectively, which would have resulted in an unrealized (loss) of $(23,449) and $(31,651), respectively, had these assets been reported at fair value.

The Company participates in securities lending within the separate account. The Company follows the same policies and procedures as the general account for such transactions conducted from the separate account.  See Note 10 for a discussion of securities lending policies and procedures.  As of December 31, 2016 and 2015, securities with a book value of $0 and $0, respectively, were on loan under securities lending agreements, which represents less than one percent of total separate account assets.  The Company does not obtain approval or otherwise provide notification to contract holders regarding securities lending transactions that occur with separate account assets.  However, the Company requires that borrowers pledge collateral worth 102% of the value of the loaned securities.  As of December 31, 2016, the Company did not have any collateral from securities lending transactions. This cash collateral is reinvested in a registered money market fund and is not available for general corporate purposes.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39.  AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products.  The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981.  Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors.  The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) amount, but not less than the standard scenario amount (SSA).

To determine the CTE amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.
At December 31, 2016 and 2015, the Company had variable annuities with minimum guaranteed benefits as follows:

	Subjected	Gross Amount of	Reinsurance
	Account		Reserve
Benefit and Type of Risk	Value	Reserve Held	Credit
December 31, 2016
Minimum guaranteed death benefit	$ 1,857,246	$ 5,025	$ 1,335
Minimum guaranteed income benefit
Guaranteed premium accumulation fund
Minimum guaranteed withdrawal benefit	5,142,999	39,891

December 31, 2015
Minimum guaranteed death benefit	$ 1,830,440	$ 5,315	$ 1,292
Minimum guaranteed income benefit	–	–	–
Guaranteed premium accumulation fund	–	–	–
Minimum guaranteed withdrawal benefit	5,182,141	46,981	–

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies' paid-through date to the policy's next anniversary date. At December 31, 2016 and 2015, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2016
Life and annuity:
Ordinary direct first-year business	$ 224	$ 193	$ 31
Ordinary direct renewal business	252,840	994	251,846
Group life direct business	422	84	338
Credit direct business	32	–	32
Reinsurance ceded	(247,291)	–	(247,291)
	$ 6,227	$ 1,271	$ 4,956
Accident and health	8,836	–	8,836
	$ 15,063	$ 1,271	$ 13,792

	Gross	Loading	Net
December 31, 2015
Life and annuity:
Ordinary direct first-year business	$ 178	$ 157	$ 21
Ordinary direct renewal business	132,775	1,362	131,413
Group life direct business	582	98	484
Credit direct business	254	–	254
Reinsurance ceded	(126,599)	–	(126,599)
	$ 7,190	$ 1,617	$ 5,573
Accident and health	10,888	–	10,888
	$ 18,078	$ 1,617	$ 16,461

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2016 and 2015, the Company had insurance in force aggregating $3,847,827 and $5,092,695, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the New York Department of Financial Services. The Company established policy reserves of $229,295 and $35,275 to cover these deficiencies as of December 31, 2016 and 2015, respectively.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.  As of December 31, 2016 and 2015, the Company has recorded a liability of $8 and $15, respectively, for the amount it has been assessed to fund the transitional reinsurance program.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

9. Capital and Surplus

At December 31, 2016 and 2015, the Company had 45,981 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding.  TA Corp owns 40,415 shares and TLIC owns 5,566 shares.  Par value is $10 per share, and the liquidation value is $1,286.72 per share.

The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock.  Dividends are payable annually in December.  The amount of dividends unpaid at December 31, 2016 and 2015 were $0 and $0, respectively. The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company's statutory surplus as of the preceding December 31, or (2) the Company's statutory gain from operations before net realized capital gains on investments for the preceding year.  Subject to the availability of unassigned surplus at the time of such a dividend, the maximum payment which may be made in 2016, without prior approval of insurance regulatory authorities, is $109,230.

On December 22, 2016, the Company paid ordinary common stock dividends of $8,473 to Transamerica Life Insurance Company and $61,527 to Transamerica Corporation.

The Company did not pay any dividends in 2015.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2016, the Company meets the minimum RBC requirements.

On May 2, 2008, the Company received $150,000 from TA Corp in exchange for surplus notes due 20 years from the date of the issuance at an interest rate of 6.25%.  The notes are subordinate and junior in the right of payment to all obligations and liabilities of the Company.  On December 22, 2016 the Company repaid TA Corp the principal and accrued interest. The Company received approval from the Superintendent of Insurance of the New York Department of Financial Services prior to issuance and repayment of the surplus notes as well as prior to making annual interest payments.

Additional information related to the outstanding surplus notes at December 31, 2016 and 2015 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest

2016	$ -	$ 9,167	$ 81,042	$ –
2015	$ 150,000	$ 9,375	$ 71,875	$ –

The Company held special surplus funds in the amount of $9,509 and $8,653, as of December 31, 2016 and 2015, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

10. Securities Lending

The Company participates in an agent-managed securities lending program.  The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date.  If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities.  In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2016 and 2015, respectively, securities with a fair value of $301,914 and $419,588 were on loan under securities lending agreements. At December 31, 2016, the collateral the Company received from securities lending was in the form of cash and on open terms.  This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $307,732 and $433,646 at December 31, 2016 and 2015, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Securities Lending
Fair Value
Open	$ 307,744
30 days or less	–
31 to 60 days	–
61 to 90 days	–
Greater than 90 days	–
Total	307,744
Securities received	–
Total collateral received	$ 307,744

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$ 19,466	$ 19,466
30 days or less	180,863	180,863
31 to 60 days	33,358	33,358
61 to 90 days	24,783	24,783
91 to 120 days	12,750	12,750
121 to 180 days	36,512	36,512
Total	307,732	307,732
Securities received	–	–
Total collateral reinvested	$ 307,732	$ 307,732

For securities lending, the Company's sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions.  Under current conditions, the Company has securities with a par value of $307,850 (fair value of $307,732) that are currently tradable securities that could be sold and used to pay for the $307,744 in collateral calls that could come due under a worst-case scenario.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

11. Retirement and Compensation Plans

The Company's employees participate in a qualified defined benefit pension plan sponsored by TA Corp.  Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirement are participants of the plan. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee's eligible annual compensation. Pension expenses were $1,414, $456 and $637 for the years ended December 31, 2016, 2015 and 2014, respectively.  The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary.  Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.  The Company's allocation of benefits expense for the years ended December 31, 2016, 2015 and 2014 was $714, $311, and $261 for each year, respectively.

TA Corp sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits.  The plans are noncontributory, and benefits are based on years of service and the employee's compensation level.  The plans are unfunded and nonqualified under the Internal Revenue Service Code.  In addition, TA Corp has established incentive deferred compensation plans for certain key employees of the Company.  The Company's allocation of expense for these plans for each of the years ended December 31, 2016, 2015 and 2014 was insignificant.  TA Corp also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula.  These plans have been accrued or funded as deemed appropriate by management of TA Corp and the Company.

In addition to pension benefits, the Company participates in plans sponsored by TA Corp that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company's allocation of postretirement expenses was $257, $89 and $143 for the year end December 31, 2016, 2015 and 2014.

During December 2015, the Company offered select employees the opportunity to participate in the Transamerica Voluntary Separation Incentive Plan (VSIP). Eligible employees were given until January 18, 2016 to make a decision. Following SSAP No. 11, Postemployment Benefits and Compensated Absences, and SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, an expense was accrued in 2015 for the post-employment benefit in the amount of $3,853.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

The Company is party to a service agreement with TLIC, in which the Company receives services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered.   The Company is party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. (Advisor) whereby Advisor serves as the administrator and advisor for the Company's mortgage loan operations.  The Company is party to a common cost allocation service agreement between TA Corp companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered.  Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company.  During 2016, 2015 and 2014, the Company paid $30,662, $32,914 and $33,720, respectively, for these services, which approximates cost.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the TA Corp/Transamerica Series Trust.  The Company received $9,203, $8,320 and $6,843 for these services during 2016, 2015 and 2014, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement.  The Company incurred expenses under this agreement of $5,196, $5,485 and $11,760 for the years ended December 31, 2016, 2015 and 2014, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate.  During 2016, 2015 and 2014, the Company paid (received) net interest of $47, $6 and $1, respectively, to (from) affiliates. At December 31, 2016 and 2015, the Company reported a net amount of $12,714 and $26,230 payable to affiliates, respectively.  Terms of settlement require that these amounts are settled within 90 days.

At December 31, 2016, the Company had short-term intercompany notes receivable of $20,000 as shown below.  In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported in Schedule DA as short-term investments.

Receivable from	Amount	Due By	Interest Rate
Transamerica Corporation	$ 20,000	12/9/2017	0.47%

At December 31, 2015 the Company had short-term intercompany notes receivable of $175,000.

The Company utilizes the look-through approach in valuing its investment in the following two entities.

Real Estate Alternatives Portfolio 2, LLC (REAP 2)        $2,687
Real Estate Alternatives Portfolio 4 HR, LLC (REAP 4 HR)           $7,257

These entity's financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97, of SCA entities and/or non-SCA SSAP No. 48 entities owned by REAP 2 and REAP 4 HR and valued in accordance with the relevant paragraphs of SSAP No. 97.  All liabilities, commitments, contingencies, guarantees or obligations of REAP 2 and REAP 4 HR, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company's determination of the carrying value of the investment in REAP 2 and REAP 4 HR, if not already recorded in the financial statements of REAP 2 and REAP 4 HR.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The aggregate balance sheet value for all subsidiary, controlled and affiliated (SCA) investments, except SCA insurance entities, are as follows:

SCA Description	Gross Amount	Nonadmitted Amount	Admitted Asset Amount	Date of Filing to NAIC	Type of NAIC Filing	NAIC Response Received	NAIC Valuation	NAIC Disallowed Entity's Valuation Method, Resubmission Required
Real Estate Alternatives Portfolio 3A Inc.	$ 3,025	$ -	$ 3,025	12/21/2016	Sub-2	No	$ 3,025	No

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, balance sheet value (admitted and nonadmitted) and the NAIC Responses for the SCA filings (except 8Bi entities) as of December 31, 2016:

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
a. SSAP No. 97 8a Entities
	–%	$–	$–	$–
	–	–	–	–
	–	–	–	–
Total SSAP No. 97 8a Entities	–%	$–	$–	$–
b. SSAP No. 97 8b(ii) Entities
	–%	$–	$–	$–
	–	–	–	–
	–	–	–	–
Total SSAP No. 97 8b(ii) Entities	–%	$–	$–	$–
c. SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	9.4%	$3,025	$3,025	$–
	–	–	–	–
	–	–	–	–
Total SSAP No. 97 8b(iii) Entities	9.4%	$3,025	$3,025	$–
d. SSAP No. 97 8b(iv) Entities
	–%	$–	$–	$–
	–	–	–	–
	–	–	–	–
Total SSAP No. 97 8b(iv) Entities	–%	$–	$–	$–
e. Total SSAP No. 97 8b Entities (except 8bi entities) (b+c+d+e)		$3,025	$3,025	$–
f. Aggregate Total (a+e)		$3,025	$3,025	$–

SCA Entity (Should be same entities as shown in M(1) above.)	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount(1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
a. SSAP No. 97 8a Entities
			$–
			–
			–
Total SSAP No. 97 8a Entities			$–
b. SSAP No. 97 8b(ii) Entities
			$–
			–
			–
Total SSAP No. 97 8b(ii) Entities			$–
c. SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/21/2016	$3,611	Y	N	I
			–
			–
Total SSAP No. 97 8b(iii) Entities			$3,611
d. SSAP No. 97 8b(iv) Entities
			$–
			–
			–
Total SSAP No. 97 8b(iv) Entities			$–
e. Total SSAP No. 97 8b Entities (except 8bi entities) (b+c+d+e)			$3,611
f Aggregate Total (a+e)			$3,611

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
** I – Immaterial or M – Material
(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations.  Information regarding these entities is as follows:

Name and Address of MGA/TPA	FEIN #	Exclusive Contract	Type of Business Written	Type of Authority Granted	Total Direct Premiums Written/Produced

The Vanguard Group, Inc.	23-1945930	No	Deferred and Income	C, B, P, U	$ 35,397,127
100 Vanguard Blvd			Annuities
Malvem, PA 19355

C - Claims Payment
B - Binding Authority
P - Premium Collection
U - Underwriting

For years ended December 31, 2016, 2015 and 2014, the Company had $35,397, $48,811 and $38,824, respectively, of direct premiums written by The Vanguard Group, Inc.

For years ended December 31, 2016, 2015 and 2014 the Company had $0, $16,899 and $0, respectively, of direct premiums written by Affinion Group.

14. Commitments and Contingencies

At December 31, 2016 and 2015, the Company has mortgage loan commitments of $17,177 and $9,735, respectively.

The Company has contingent commitments of $160,415 and $13,781, at December 31, 2016 and 2015, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies.  There are no LIHTC commitments as of December 31, 2016 and 2015, respectively.

Private placement commitments outstanding as of December 31, 2016 and 2015 were $18,000 and $15,000, respectively.

Securities acquired on a "to be announced" (TBA) basis at December 31, 2016 and 2015 were $0 and $79,280, respectively.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2016 and 2015, the Company has pledged invested assets with a carrying value of $80,398 and $35,958, respectively, and fair value of $88,703 and $37,331, respectively, in conjunction with these transactions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company's balance sheet.  The amount of cash collateral posted to the Company as of December 31, 2016 and 2015, respectively, was $42,500 and $28,953.  In addition, securities in the amount of $0 and $20,971 were also posted to the Company as of December 31, 2016 and 2015, respectively, which were not included in the financials of the Company.  Noncash collateral is not to be recognized by the recipient unless that collateral is sold or repledged or the counterparty defaults.

The Company is a party to legal proceedings involving a variety of issues incidental to its business.  Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum.  In addition, there continues to be significant federal and state regulatory activity relating to financial services companies.  The Company's legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies.  Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association.  Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes.  The Company has established a reserve of $391 and $191 at December 31, 2016 and 2015, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies.  The Company had an offsetting premium tax benefit of $19 and $19 at December 31, 2016 and 2015, respectively.  The guaranty fund (benefit) expense was $(315), $(210) and $3,865 for the years ended December 31, 2016, 2015 and 2014, respectively.

15. Sales, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received.  As of December 31, 2016 and 2015, the Company had dollar repurchase agreements outstanding in the amount of $20,325 and $31,307, respectively.  The Company had an outstanding liability for borrowed money in the amount $20,005 and $31,526 at December 31, 2016 and 2015, respectively due to participation in dollar repurchase agreements which includes accrued interest.

The contractual maturities of the dollar repurchase agreement positions are as follows:

Dollar repurchase Agreement
Fair Value
Open	$ 19,955
30 days or less	–
31 to 60 days	–
61 to 90 days	–
Greater than 90 days	–
Total	19,955
Securities received	–
Total collateral received	$ 19,955

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share amounts)

In the course of the Company's asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company's yield on its investment portfolio.  During 2016 there were no securities sold and reacquired within 30 days of the sale date.

16. Subsequent Event

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I).  Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2016 through April 21, 2017.

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN

Transamerica Corporation	42-1484983
AEGON Alliances Inc	56-1358257
AEGON Asset Management Services Inc	39-1884868
AEGON Assignment Corp (Illinois)	42-1477359
AEGON Assignment Corp of Kentucky	61-1314968
AEGON Direct Marketing Services Inc	42-1470697
AEGON Direct Marketing Services International Inc	52-1291367
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON Structured Settlements Inc	61-1068209
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Global Preferred RE LTD	98-0164807
Intersecurities Ins Agency	42-1517005
Investors Warranty of America Inc	42-1154276
LIICA RE I	20-5984601
LIICA RE II	20-5927773

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance Inc	81-3715574
Tranasmerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Annuity Service Corporation	85-0325648
Transamerica Asset Management (fka Transamerica Fund Adviso)	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis
Financial Statement Schedule

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)

December 31, 2016
SCHEDULE I
			Amount at
			Which Shown
		Fair	in the
Type of Investment	Cost (1)	Value	Balance Sheet (2)
Fixed maturities
Bonds:
United States Government and
government agencies and authorities	$ 487,049	$ 564,725	$ 492,352
States, municipalities and political
subdivisions	46,689	47,780	46,689
Foreign governments	93,123	100,641	93,123
Hybrid securities	117,258	109,305	117,258
All other corporate bonds	5,652,935	5,892,342	5,652,552
Preferred stocks	4,552	4,498	4,552
Total fixed maturities	6,401,606	6,719,291	6,406,526

Equity securities
Common stocks:
Industrial, miscellaneous and all other	-	-	-
Total common stocks	-	-	-

Mortgage loans on real estate	1,243,156		1,243,156
Real estate	3,600		3,600
Policy loans	122,026		122,026
Other long-term investments	61,323		61,323
Receivable for securities	927		927
Securities lending reinvested
collateral assets	307,732		307,732
Cash, cash equivalents and short-term
investments	400,915		400,915
Total investments	$ 8,541,285		$ 8,546,206

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.
(2) United States government and corporate bonds of $1,499 are held at fair value rather than amortized cost due to having NAIC 6 rating.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information
(Dollars in Thousands)

SCHEDULE III

						Benefits,
						Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses
Year ended December 31, 2016
Individual life	$ 1,148,823	$ –	$ 18,281	$ 163,774	$ 55,259	$ 191,636	$ 76,179
Individual health	43,800	5,321	11,729	62,058	3,382	19,448	17,692
Group life and health	162,148	2,811	11,317	80,133	8,421	55,385	32,104
Annuity	5,775,761	–	686	5,469,296	285,513	5,742,186	113,522
Other	–	–	–	–	42,953	–	–
	$ 7,130,532	$ 8,132	$ 42,013	$ 5,775,261	$ 395,528	$ 6,008,655	$ 239,497

Year ended December 31, 2015
Individual life	$ 1,062,083	$ –	$ 15,641	$ 148,823	$ 53,379	$ 169,044	$ 81,612
Individual health	59,122	5,842	12,239	58,286	3,103	53,426	22,486
Group life and health	140,745	1,914	22,065	81,840	7,680	47,903	27,820
Annuity	5,775,613	–	938	5,524,044	283,722	4,829,378	1,003,826
Other	–	–	–	–	53,200	–	–
	$ 7,037,563	$ 7,756	$ 50,883	$ 5,812,993	$ 401,084	$ 5,099,751	$ 1,135,744

Year ended December 31, 2014
Individual life	$ 1,105,341	$ –	$ 13,237	$ 131,835	$ 62,331	$ 390,722	$ 77,976
Individual health	39,895	5,953	6,227	53,360	2,760	33,441	20,718
Group life and health	136,947	1,821	15,498	74,435	8,137	41,910	26,037
Annuity	5,953,030	–	568	5,180,015	337,122	5,108,620	329,343
	$ 7,235,213	$ 7,774	$ 35,530	$ 5,439,645	$ 410,350	$ 5,574,693	$ 454,074

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance
(Dollars in Thousands)

SCHEDULE IV
			Assumed		Percentage
		Ceded to	From		of Amount
	Gross	Other	Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net
Year ended December 31, 2016
Life insurance in force	$ 25,466,212	$ 172,845,130	$ 170,252,105	$ 22,873,187	744%

Premiums:
Individual life	179,182	536,674	521,267	163,775	318%
Individual health	62,606	604	56	62,058	0%
Group life and health	81,420	3,235	1,948	80,133	2%
Annuity	5,463,567	333	6,062	5,469,296	0%
	$ 5,786,775	$ 540,846	$ 529,333	$ 5,775,262	9%

Year ended December 31, 2015
Life insurance in force	$ 24,382,596	$ 180,500,389	$ 177,774,290	$ 21,656,497	895%

Premiums:
Individual life	163,471	515,667	501,018	148,822	337%
Individual health	59,062	822	46	58,286	0%
Group life and health	81,321	1,766	2,284	81,839	3%
Annuity	5,517,232	395	7,208	5,524,045	0%
	$ 5,821,086	$ 518,650	$ 510,556	$ 5,812,992	9%

Year ended December 31, 2014
Life insurance in force	$ 22,754,916	$ 193,135,172	$ 190,242,263	$ 19,862,007	958%

Premiums:
Individual life	148,145	556,231	539,921	131,835	410%
Individual health	54,133	857	86	53,362	0%
Group life and health	78,089	6,239	2,584	74,434	3%
Annuity	5,172,542	415	7,889	5,180,015	0%
	$ 5,452,909	$ 563,742	$ 550,480	$ 5,439,646	10%

 PART C - OTHER INFORMATION
Item 26. Exhibits

(a)		Resolution of the Board of Directors of Transamerica establishing the separate account (1)
(b)		Not Applicable
(c)		Distribution of Policies
	(i)	Master Service and Distribution Compliance Agreement (1)
	(ii)	Form of Broker/Dealer Supervisory and Service Agreement (1)
	(iii)	Amended and Restated Principal Underwriting Agreement dated January 1, 2013 (12)
(d)		Policies
	(i)	Specimen Flexible Premium Variable Life Insurance Policy (2)
	(ii)	Children's Insurance Rider (2)
	(iii)	Disability Waiver of Monthly Deductions Rider (2)
	(iv)	Accidental Death Benefit Rider (2)
	(v)	Primary Insured Rider Plus (2)
	(vi)	Other Insured Rider (2)
	(vii)	Terminal Illness Accelerated Death Benefit Rider (2)
	(viii)	Endorsement – Asset Rebalancing (2)
	(ix)	Endorsement – Dollar Cost Averaging (2)
(e)		Application for Flexible Premium Variable Life Insurance Policy (1)
(f)		Depositor's Certificate of Incorporation and By-Laws
	(i)	Certificate of Incorporation of AUSA Life (1)
	(ii)	Amended and Restated By-Laws of AUSA Life (1)
(g)		Reinsurance Contracts
(i)
Reinsurance Treaty dated May 1, 1999 Among AUSA Life, Phoenix Home Life Mutual Insurance Company, Swiss Re Life & Health America, Inc., The Lincoln National Life Insurance Company and Transamerica Occidental Life Insurance Company and Amendments Thereto (3)

(h)		Participation Agreements
	(i)	Participation Agreement dated May 1, 2013 (Transamerica) (8)
	(ii)	Amendment No. 1 to Participation Agreement dated May 1, 2013(Transamerica) (8)
	(iii)	Revision to Schedule A dated September 3, 2013 to Participation Agreement (Transamerica) (10)
	(iv)	Revision to Schedule A dated September 18, 2013 to Participation Agreement (Transamerica) (10)
	(v)	Revision to Schedule A dated October 31, 2013 to Participation Agreement (Transamerica) (10)
	(vi)	Revision to Schedule A dated May 1, 2014 to Participation Agreement (Transamerica) (8)
	(vii)	Revision to Schedule A dated July 1, 2014 to Participation Agreement (Transamerica) (11)
	(viii)	Amendment No. 2 to Participation Agreement dated November 10, 2014 (Transamerica) (11)
	(ix)	Revision to Schedule A dated May 1, 2015 to Participation Agreement (Transamerica) (12)
	(x)	Revision to Schedule A dated December 18, 2015 to Participation Agreement (Transamerica) (12)
	(xi)	Revision to Schedule A dated March 21, 2016 to Participation Agreement (Transamerica) (12)
	(xii)	Revision to Schedule A dated December 16, 2016 to Participation Agreement (Transamerica) (13)
	(xviii)	Revision to Schedule A dated May 1, 2017 to Participation Agreement (Transamerica) (13)
	(xiv)	Revision to Schedule A dated May 1, 2016 to Participation Agreement (Transamerica) (12)
	(xv)	Amended and Restated Participation Agreement dated February 28, 2014 (Fidelity) (8)
	(xvi)	Revision to Schedule A dated May 1, 2014 (Fidelity) (12)
	(xvii)	Revision to Schedule A dated May 1, 2017 to Participation Agreement (Fidelity) (13)
	(xviii)	Participation Agreement dated June 6, 2006 (ProFund) (5)
	(xix)	Amendment No. 1 dated June 1, 2007 to Participation Agreement (ProFund) (5)
	(xx)	Amendment No. 2 dated February 28, 2008 to Participation Agreement (ProFund) (5)
	(xxi)	Amendment No. 4 dated May 1, 2012 to the Participation Agreement (ProFund) (6)
	(xxii)	Amendment No. 5 dated May 1, 2013 to the Participation Agreement (ProFund) (9)
	(xxiii)	Amendment No. 6 dated May 2, 2016 to the Participation Agreement (ProFund) (14)

(i)		Not Applicable
(j)		Not Applicable
(k)		Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered (1 4 )
(l)		Actuarial Opinion Being Registered – Not Applicable
(m)		Sample Hypothetical Illustration (4)
(n)		Other Opinions:
	(i)	Written Consent of PricewaterhouseCoopers (1 4 )

(o)		Not Applicable
(p)		Not Applicable
(q)	(i)	Memorandum describing issuance, transfer and redemption procedures (7)
(r)		Powers of Attorney
Blake S. Bostwick (1 3 )
Wendy Cooper (13)
C. Michiel van Katwijk (1 3 )
Anne Kronenberg (13)
Eric J. Martin (1 3 )
Mark W. Mullin (1 3 )
Jay Orlandi (1 3 )
David Schulz (13)
June Yuson (13)

___________________________________
(1)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 Registration Statement dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Initial Registration Statement to Form S-6 Registration Statement dated October 21, 1997 (File No. 333-38343) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated February 20, 2003 (File No. 333-61654) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 17, 2002 (File No. 333-38343) and is incorporated herein by reference.
(5)	This exhibit was previously filed on Post-Effective Amendment No. 8 to Form N-6 Registration Statement dated April 25, 2008 (File 333-61654) and is incorporated herein by reference.
(6)	This exhibit was previously filed on Post-Effective Amendment No. 12 to Form N-6 Registration Statement dated April 20, 2012 (File No. 333-113442) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to form S-6 Registration Statement dated June 24, 1998 (File No. 333-38343) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to form N-6 Registration Statement dated April 24, 2014 (File No. 333-192820) and is incorporated herein by reference.
(9)	This exhibit was previously filed on Post-Effective Amendment No. 14 to form N-6 Registration Statement dated April 24, 2014 (File No. 333-113442) and is incorporated herein by reference.
(10)	This exhibit was previously filed on Post-Effective amendment No. 15 to Form N-6 Registration Statement dated April 29, 2014 (File No. 333-110315) and is incorporated herein by reference.
(11)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-199047) filed on April 28, 2015 and is incorporated herein reference.
(12)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-192820) filed on April 22, 2016.
(13)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-192820) filed on April 28, 2017.
(14)	Filed herewith.

Item 27. Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Blake S. Bostwick	(1)	Director and President
Wendy Cooper	(2)	Director
C. Michiel van Katwijk	(3)	Director, Chief Financial Officer, Executive Vice President & Treasurer
Anne Kronenberg	(4)	Director
Mark W. Mullin	(3)	Director and Chairman of the Board
Jay Orlandi	(3)	Director, Executive Vice President, General Counsel and Secretary
David Schulz	(5)	Director, Chief Tax Officer and Senior Vice President
June Yuson	(6)	Director
Eric J. Martin	(5)	Assistant Treasurer, Controller and Senior Vice President
1.	1801 California St., Denver, Co. 80202
2.	245 East 93rd Street, Apt. 30E, New York, N.Y. 10128
3.	100 Light St., Baltimore, MD 21202
4.	187 Guard Hill Road, Bedford Corners, New York 10549
5.	David Schulz, 4333 Edgewood Rd. NE, Cedar Rapids, IA 52499
6.	245 East 93rd Street, Apt. 10G, New York, N. Y. 10128

Item 28.  Persons Controlled by or Under Common Control with the Depositor or Registrant
As of December 31, 2016, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
Aegon Community Investments 50, LLC	Delaware
Members:  Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%);
Transamerica Premier Life Insurance
Company (25.49750%); non-AEGON affiliate, Citibank,
N.A. (48.9950%)
Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
Aegon LIHTC Fund 50, LLC	Delaware
Members:  Aegon Community  Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%);
Transamerica Premier Life Insurance Company (25.49750%); non-
Sole Member:  Aegon Community
Investments 50, LLC (managing member)

Investments
Aegon LIHTC Fund 51, LLC	Delaware	Sole Member: Aegon Community Investments 51, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (84.3972%) ; Transamerica Premier Life Insurance Company (15.6028%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff's physical injury claims against property and casualty insurance companies.
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, Ltd.	Delaware	100% AEGON USA Investment Management, LLC	Investment vehicle

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-Barfield, LLC (50%)	Investments

Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Firebird Re Corp.	Arizona	100% Transamerica Corporation	Captive insurance company
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset manager: non-affiliate of AEGON, Solar TC Corp. (100%) investor member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments , LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXIV, LLC	Delaware
Members:  Garnet Community Investments
XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON:  New
York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance
Company (31.49%)
Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware
Members:  Garnet Community Investments
XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%);
non-affiliates of AEGON:  Aetna Life
Insurance Company (30.2856%); New
York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)
Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware
Members:  Garnet Community Investments
XXVIII LLC (0.01%); non-affiliates of
AEGON:  USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)
Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware
Members:  Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non-AEGON affiliates :  BBCN
Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).
Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) managing member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) investor member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware
Members:   Garnet Community Investments XLVII, LLC (1%) managing member; Transamerica Premire Life Insurance
Company (14%) investor member; non-affiliate of AEGON:  Citibank, N.A. (49%) investor member; New York Life Insurance Company (20.5%) investor member and New York Life Insurance and Annuity Corporation (15.5%) investor member.
Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware	Sole Member: Garnet Community Investments XLVIII, LLC	Investments
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California
Partners:  Garnet LIHTC Fund XIV,
LL (99.99% investor limited partner); Transamerica Affordable housing, Inc.
(non-owner manager); non-affiliates of
AEGON:  ABS Imani Fe, LLC (.0034%
class A limited partner); Central Valley
Coalition for Affordable housing (.0033%
co-managing general partner); Grant Housing and Economic Development Corporation
 (.0033% managing partner)
Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Interstate North Office Park GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Interstate North Office Park (Land) GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, LLC	Iowa	Sole Member: Transamerica Life Insurance Company	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Transamerica Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC
Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
nVISION Financial, Inc.	Iowa	100% AUSA Holding, LLC	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	Members: AEGON Institutional Markets, Inc.(50%); AEGON USA Realty Advisors, Inc. (50%)	Community development entity

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-MITBK, LLC (50%)	Investmetns
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Placer 400 Investors, LLC	California	Members: Investors Warranty of America, LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - Transamerica Corporation. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, LLC	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Commonwealth General Corporation	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	Sole Member: TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Casualty Insurance Company	Ohio	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re (Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Hawaii	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (71.6%~~)~~;  Transamerica Premier
Life Insurance Company (16.8%);
Transamerica Financial Life Insurance
Company (9.3%); Firebird Re Corp. (1.7%); Transamerica Advisors Life Insurance
(0.7%).  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.

Item 29. Indemnification

Provisions exist under the New York Law, the Articles of Incorporation of Transamerica and the Amended and Restated By-Laws of Transamerica whereby Transamerica may indemnify certain persons against certain payments incurred by such persons.  The following excerpts contain the substance of these provisions.

New York Business Corporation Law

Section 722. Authorization for indemnification of directors and officers

(a) A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c) A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

(d) For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Amended and Restated Bylaws

ARTICLE II

DIRECTORS AND THEIR MEETINGS

SEC. 7. Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties.  The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct.  The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law.  Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E.  This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)           Directors and Officers of Transamerica Capital, Inc.:
Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer
Joe Boan	(1)	Director and Vice President
David R. Paulsen	(3)	Director, Chief Executive Officer, President and Chairman of the Board
Mike Curran	(3)	Chief Compliance Officer
Amy E. Angle	(2)	Secretary
Vincent J. Toner	(3)	Vice President
John Koehler	(3)	Vice President
Alison Ryan	(4)	Assistant Secretary
(1)   100 Light Street, Floor B1, Baltimore, MD  21202
(2)   4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(3)   1801 California Street, Suite 5200, Denver, CO  80202
(4)   1150 S. Olive St., Los Angeles, CA  90015

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.		0	$ 0	0

* Fiscal year 2016 .

Item 31. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica at 440 Mamaroneck Avenue, New York  10528 or at 12855 Starkey Road, Largo, Florida  33773.

Item 32. Management Services

Not Applicable

Item 33. Fee Representation Undertakings

Transamerica hereby represents that the fees and charges deducted under the TFLIC Freedom Elite Builder II Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on the 28th day of April, 2017.
TFLIC SERIES LIFE ACCOUNT
(Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
(Depositor)

By: /s/ Blake S. Bostwick
Blake S. Bostwick */ Director and President of Transamerica Financial Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities and on April 28, 2017:

/s/ Blake S. Bostwick Blake S. Bostwick*_/	Director and President

/s/ Wendy Cooper Wendy Cooper. *_/	Director

/s/C. Michiel van Katwijk C. Michiel van Katwijk*_/	Director, Chief Financial Officer, Executive Vice President and Treasurer

/s/Anne Kronenberg Anne Kronenberg*/	Director

/s/ Mark W. Mullin Mark W. Mullin*_/	Director and Chairman of the Board

/s/ Jay Orlandi Jay Orlandi*_/	Director, Executive Vice President, General Counsel and Secretary

/s/David Schulz David Schulz*-/	Director, Chief Tax Officer and Senior Vice President

/s/June Yuson June Yuson*/	Director

/s/Eric J. Martin Eric J. Martin*-/	Controller

/s/ Arthur D. Woods

Exhibit Index

Exhibit No.	Description of Exhibit
26(h)(xxiii)	Amendment No. 6 dated May 2, 2016 to the Participation Agreement (ProFunds)
26(k)	Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered
26(n)(i)	Written Consent of PricewaterhouseCoopers LLP